AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 12, 2006

                                                    1933 ACT FILE NO. 33-
                                                    1940 ACT FILE NO. 811-08788



                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-2


           |X| REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         |_| PRE-EFFECTIVE AMENDMENT NO.

                      |_| POST-EFFECTIVE AMENDMENT NO. [ ]


                                       AND


       |X| REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                               |X| AMENDMENT NO. 5


                  TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
               (Exact Name of Registrant as Specified in Charter)


     500 EAST BROWARD BOULEVARD, SUITE 2100, FORT LAUDERDALE, FL 33394-3091
                    (Address of Principal Executive Offices)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (954) 527-7500


                               CRAIG S. TYLE, ESQ.
                  TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
                              ONE FRANKLIN PARKWAY
                            SAN MATEO, CA 94403-1906
                     (Name and Address of Agent for Service)


                          COPIES OF COMMUNICATIONS TO:

     ROSE F. DIMARTINO, ESQ.           [UNDERWRITERS' COUNSEL]
  WILLKIE FARR & GALLAGHER LLP
    787 SEVENTH AVENUE
 NEW YORK, NEW YORK 10019-6099


APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. |X|

     It is proposed that this filing will become effective (check appropriate box):

         |_| when declared effective pursuant to section 8(c).

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                             PROPOSED      PROPOSED
                                            MAXIMUM      MAXIMUM
                                            OFFERING     AGGREGATE   AMOUNT OF
 TITLE OF SECURITIES        AMOUNT BEING     PRICE      OFFERING   REGISTRATION
 BEING REGISTERED            REGISTERED    PER UNIT(1)  PRICE(1)      FEE(2)
-------------------------------------------------------------------------------
 Common Stock, US $0.01
   par value per share      12,500 shares    $79.16     $989,375      $105.87
-------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee.
(2) Transmitted prior to filing.

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECRUTIIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.











THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                 SUBJECT TO COMPLETION, DATED DECEMBER [ ], 2007

PROSPECTUS

                             _______________ SHARES


                  TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

                                  COMMON STOCK

                              US$ ______ PER SHARE


     Templeton Russia and East European Fund, Inc. (the "Fund") is a closed-end, non-diversified management investment company that commenced operations on June 15, 1995. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in investments that are tied economically to Russia and East European countries (individually, a "Regional Country" and collectively, the "Regional Countries"). There can be no assurance that the Fund's investment objective will be achieved. The Fund may invest in equity and debt securities of Regional Country Issuers (as such term is defined in this prospectus) that Templeton Asset Management Ltd., the investment manager for the Fund, believes offer the potential for long-term capital appreciation. The Fund is not limited in the percentage of its assets that may be invested in any one Regional Country; however, as a non-fundamental policy, the Fund will not invest more than 20% of its total assets in any one Regional Country Issuer. The Fund may invest up to 35% of its total assets in direct equity investments (i.e., private investments in non-publicly traded equity securities of Regional Country Issuers) that the investment manager expects will provide for eventual disposition either through listing or sale of the securities to the issuer or another investor. The Fund may also invest up to 20% of the value of its net assets in issuers that are not tied economically to Regional Countries. See "Investment Objective and Policies." The address of the Fund is 500 East Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394-3091, and the Fund's telephone number is (954) 527-7500.


     INVESTING IN THE FUND'S COMMON STOCK MAY BE SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK AND SHOULD NOT CONSTITUTE A COMPLETE INVESTMENT PROGRAM. INVESTMENT IN RUSSIA AND EASTERN EUROPE INVOLVES CERTAIN SPECIAL CONSIDERATIONS NOT TYPICALLY ASSOCIATED WITH INVESTMENTS IN THE UNITED STATES (THE "U.S.") BEFORE BUYING ANY SHARES OF COMMON STOCK, YOU SHOULD READ THE DISCUSSION OF THE MATERIAL RISKS OF INVESTING IN THE FUND'S COMMON STOCK IN "RISK FACTORS" BEGINNING ON PAGE ___ OF THIS PROSPECTUS.


     NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE "SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


In this Prospectus, unless otherwise specified, all references to "U.S. Dollars," "U.S. $," "dollars" and "$" are to U.S. dollars, and "Common
Stock,' "stock," "common shares" and "shares of Common Stock"means the Fund's Common Shares having the par value of one cent $0.01) each.

                                       PER SHARE         TOTAL (1)
 Public offering price               $                 $
 Sales load                          $                 $
 Proceeds to the Fund(2)             $                 $

-----------------------------------------------------------------------------

(1) The Fund has granted the underwriters an option to purchase up to an additional [ ] shares of Common Stock at the public offering price less the sales load within [ ] days from the date of this Prospectus, solely to cover over-allotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $[ ], $[ ], $[ ] and $[ ], respectively. See "Underwriting."

(2) Estimated offering expenses estimated at $[ ] including certain expenses incurred by the underwriters are being paid by the Investment Manager who has agreed to reimburse the Fund for all expenses involved in the offering other than the sales load.



The underwriters expect to deliver the shares to purchasers on or about [ ], 2007.

                             [MANAGING UNDERWRITER]

[   ], 2007






     The Fund's outstanding shares of Common Stock are, and the shares offered by this Prospectus (together with the Fund's currently outstanding shares, the "Common Stock") will be, subject to notice of issuance, listed on the New York Stock Exchange (the "NYSE") under the ticker symbol "TRF." The last reported sale price of the Fund's Common Stock, as reported by the NYSE on [ ], 2007 was $[ ] per share.

     SHARES OF CLOSED-END INVESTMENT COMPANIES FREQUENTLY TRADE AT A DISCOUNT TO THEIR NAV. IF THE FUND'S COMMON STOCK TRADES AT A DISCOUNT TO ITS NAV, THE RISK OF LOSS MAY INCREASE FOR PURCHASERS IN THIS OFFERING. THIS RISK MAY BE GREATER FOR INVESTORS WHO EXPECT TO SELL THEIR SHARES OF COMMON STOCK IN A RELATIVELY SHORT PERIOD AFTER COMPLETION OF THE PUBLIC OFFERING.

     This Prospectus relates to the offering of securities of the Fund. This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest in the Fund's Common Stock and retain it for future reference. A statement of additional information, dated [ ], 2007 ("SAI"), containing additional information about the Fund has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Fund's shareholder reports and SAI, the table of contents of which is on page [ ] of this Prospectus, by calling 1-800/DIAL BEN(R)
(1-800-342-5236) or by visiting the website of Franklin(r) Templeton(R) Investments on the Internet: http://www.franklintempleton.com, or by writing to the Fund at the address on the cover of this Prospectus. You may also obtain copies of these documents (and other information regarding the Fund) from the SEC's web site (http://www.sec.gov) or by visiting the SEC's Public Reference Room in Washington, D.C. Information about the Public Reference Room is available by calling (202) 551-8090 or via E-mail at Publicinfo@sec.gov.








     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE FUND HAS NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. THE FUND IS NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION APPEARING IN THIS PROSPECTUS IS ACCURATE ONLY AS OF THE DATE ON THE FRONT COVER OF THIS PROSPECTUS. THE BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS OF THE FUND MAY HAVE CHANGED SINCE THAT DATE.

                                TABLE OF CONTENTS

                                                                   PAGE

Summary                                                             [#]
Fees and Expenses                                                   [#]
Financial Highlights                                                [#]
The Fund                                                            [#]
Capitalization                                                      [#]
Market and Net Asset Value Information                              [#]
Portfolio Composition                                               [#]
Reasons for the Offering                                            [#]
Use of Proceeds                                                     [#]
Investment Objective and Policies                                   [#]
Risk Factors                                                        [#]
Forward-Looking Statements                                          [#]
Management of the Fund                                              [#]
Dividends and Distributions                                         [#]
Dividend Reinvestment and Cash Purchase Plan                        [#]
Closed-End Fund Structure                                           [#]
Taxation                                                            [#]
Net Asset Value                                                     [#]
Description of Common Stock                                         [#]
Certain Provisions in the Articles of Incorporation                 [#]
Principal Holders of Securities                                     [#]
Underwriting                                                        [#]
Transfer Agent and Dividend-Paying Agent                            [#]
Custodian and Independent Registered Public Accounting Firm         [#]
Legal Opinions                                                      [#]
Table of Contents for the Statement of Additional Information       [#]
Appendix A: Russia and Certain East European Countries              [#]




                                     SUMMARY


     THIS SUMMARY HIGHLIGHTS INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS. THIS SUMMARY DOES NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN THE FUND'S COMMON STOCK OFFERED BY THIS PROSPECTUS AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MORE DETAILED INFORMATION INCLUDED ELSEWHERE IN THIS PROSPECTUS. YOU SHOULD CAREFULLY READ THE ENTIRE PROSPECTUS, PARTICULARLY THE SECTION TITLED "RISK FACTORS" AND THE SAI.

THE FUND The Fund is a closed-end, non-diversified management investment company organized as a corporation under the laws of the State of Maryland that commenced operations on June 15, 1995. As of September 30, 2006, the net assets of the Fund were approximately $315.9 million. See "The Fund" for more information about the Fund.

THE OFFERING        The Fund is offering [ ] shares of Common  Stock at a public offering  price  of $[ ] per  share  (the  "Offering").  The shares of  Common  Stock  are  being  offered  by a group of
                    underwriters  led  by  [Managing   Underwriter].   You  must
                    purchase at least 100 shares of Common Stock in order to participate in this Offering. The Fund has granted the underwriters the right to purchase up to an additional [ ] shares of Common Stock at the public offering price, less the sales load, within [ ] days from the date of this Prospectus to cover over- allotments. See "Underwriting."
                    The provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), require that the public offering price of the shares of Common Stock, less the sales load and discounts, must equal or exceed the NAV per share of the Fund's Common Stock (calculated within 48 hours of pricing).

LISTING The Fund's outstanding shares of Common Stock are, and the shares of Common Stock offered by this Prospectus will be, subject to notice of issuance, listed on the NYSE under the symbol "TRF."

INVESTMENT          The  Fund's   investment   objective  is  long-term  capital
OBJECTIVE AND       appreciation.  There  can be no  assurance  that the  Fund's
INVESTMENT          investment  objective  will be  achieved.  The Fund seeks to
POLICIES            achieve its investment objective by investing,  under normal market  conditions,  at  least  80% of the  value of its net assets,  plus the amount of any  borrowings  for  investment purposes,  in  investments  that  are tied  economically  to
                    Russia  and  East  European   countries   (individually,   a
                    "Regional   Country"   and   collectively,   the   "Regional
                    Countries").  For  purposes  of the  Fund's  80%  investment policy, Regional Countries include: Albania, the Republic of
                    Belarus,  Bosnia and  Herzegovina,  Bulgaria,  Croatia,  the
                    Czech  Republic,   Estonia,   Hungary,  Latvia,   Lithuania,
                    Macedonia,  Moldova,  Montenegro,  Poland, Romania,  Russia,
                    Serbia, the Slovak Republic,  Slovenia, and Ukraine, and any
                    other  country  in the same  geographic  region  that may be approved  by  the  Board  of  Directors  in the  future  for investment by the Fund.  Any future country or countries (or other political entity) formed by combination or division of one  or  more  Regional  Countries  shall  be  deemed  to be included  within  the term  "Regional  Countries."  The Fund seeks to  achieve  its  investment  objective  by  investing primarily in "Regional  Country  Issuers."  Regional Country
                    Issuers are legal entities (i) that are organized  under the laws of,  or have a  principal  office  and  domicile  in, a
                    Regional  Country;  or (ii) for which the  principal  equity securities trading market is in a Regional Country; or (iii)
                    that derive at least 50 percent of their revenues or profits from goods produced or sold,  investments  made, or services performed in a Regional Country, or have at least 50 percent of their assets situated in a Regional Country; or (iv) that
                    are  Regional   Country   governmental   entities  that  are
                    authorized to issue or guarantee debt securities or other similar obligations.

                    The Fund's 80% investment policy is non-fundamental, which means the Fund may change this policy without shareholder approval. The Fund, however, will provide shareholders with at least 60 days' prior notice of any change in its 80% investment policy.

                    The Fund is not limited in the percentage of its assets that may be invested in any one Regional Country; however, as a non-fundamental policy, the Fund will not invest more than 20% of its total assets in any one Regional Country Issuer. The Fund anticipates that, from time to time, a significant portion of its assets may be invested in the equity and debt securities of Regional Country Issuers that are tied economically to Russia, if the Fund's investment manager, Templeton Asset Management Ltd. ("TAML" or the "Investment Manager") believes attractive investment opportunities are available. Subject to the above limit, the amount of the Fund's assets that may be invested at any one time in any one Regional Country or in any one Regional Country Issuer may vary depending on market conditions and the Investment Manager's assessment of available investments.

                    The  Fund may  invest  in  equity  and  debt  securities  of
                    Regional   Country  Issuers  that  the  Investment   Manager
                    believes offer the potential for long-term capital appreciation. Equity securities include common or preferred stock (including convertible preferred stock); bonds, notes or debentures convertible into common or preferred stock; stock purchase warrants or rights; equity interests in trusts, partnerships, joint ventures or similar enterprises; and American or Global Depositary Receipts. As a non-fundamental policy, the Fund will not invest more than 20% of its total assets in debt securities of Regional Country Issuers (including both debt securities issued by companies and debt securities issued or guaranteed by governmental entities), other than for temporary investment purposes.

                    The Fund may also invest up to 20% of the value of its net assets in issuers that are not tied economically to Regional Countries. Such countries include, but are not limited to:
                    Armenia, Austria, Azerbaijan, Cyprus, Georgia, Greece, Kazakhstan, Kyrgyzstan, Malta, Tajikistan, Turkey, Turkmenistan and Uzbekistan.

                    The Fund may invest up to 35% of its total assets in direct equity investments (i.e., private investments in non-publicly traded equity securities of Regional Countries) that the Investment Manager expects will provide for eventual disposition either through listing or sale of the securities to the issuer or another investor.

                    The Fund may also use derivative instruments, which may include forward foreign currency exchange contracts, currency futures contracts and options thereon, put and call options on securities, indices and foreign currencies, stock index futures contracts and options thereon and interest rate futures contracts and options thereon. [However, these strategies cannot at the present time be used to a significant extent by the Fund in the markets in which the Fund will principally invest.] See "Investment Objective and Policies - Additional Investment Practices."


THE FUND'S          The Investment  Manager is  an  indirect,   wholly  owned
INVESTMENT          subsidiary of Franklin Resources,  Inc.  ("Resources"),  a
MANAGER AND         publicly owned company engaged in the  financial  services
PORTFOLIO           industry through its subsidiaries. TAML serves as the Fund's
MANAGER             investment  manager with respect to all  investments  and is
                    responsible  for  making  all  investment  decisions.   TAML
                    receives from the Fund, as compensation for its investment management services, a monthly fee based on the average weekly net assets of the Fund, as follows: 1.25% up to and including $1 billion; 1.20% over $1 billion, up to and including $5 billion; 1.15% over $5 billion, up to and including $10 billion; 1.10% over $10 billion, up to and including $15 billion; 1.05% over $15 billion, up to and including $20 billion; and 1.00% over $20 billion.

                    Mark Mobius, Ph.D., is the portfolio manager for the Fund. Dr. Mobius is primarily responsible for management of the Fund's assets. He has served as the Fund's President since inception and Chief Executive Officer-Investment Management since 2002. Dr. Mobius earned Bachelor's and Master's degrees from Boston University, and a Ph.D. in economics and political science from the Massachusetts Institute of Technology. He also is the managing director of TAML.


THE FUND'S          Franklin Templeton Services, LLC ("FT Services") serves as
ADMINISTRATOR AND   the Fund's administrator pursuant to  an  administration
SUB-ADMINISTRATOR   agreement (the "Administration  Agreement").  FT Services is an indirect,  wholly owned subsidiary of Resources. The Fund pays FT Services a fee equal,  on an annual basis,  to 0.25%
                    of the Fund's average  weekly net assets,  of which 0.20% is
                    paid  to  BlackRock   Advisors,   LLC  ("BlackRock")  by  FT
                    Services,  pursuant  to  the  sub-administration   agreement
                    described below.

                    FT Services and the Fund have entered into a sub-administration agreement with BlackRock, pursuant to which BlackRock, subject to FT Services' supervision, is responsible for various administrative functions for the Fund. BlackRock is an affiliate of Merrill Lynch & Co., Inc., an underwriter of the Fund's initial public offering of its Common Stock and [ ].


CUSTODIAN,          JPMorgan Chase Bank (the "Custodian") serves as the Fund's
TRANSFER AGENT      custodian.  Mellon  Investor  Services  LLC  (the  "Transfer
AND DIVIDEND-       Agent")   acts   as   the   Fund's    transfer   agent   and
PAYING AGENT        dividend-paying agent.

DIVIDENDS AND       The Fund intends to continue to distribute to shareholders,
DISTRIBUTIONS       at least  annually,  substantially  all of its net  realized capital gains and net investment income. The Fund has established a dividend reinvestment and cash purchase plan pursuant to which all dividends and distributions from the Fund will be automatically reinvested in additional shares of the Fund unless a shareholder elects to withdraw from the plan. See "Dividends and Distributions;" and "Dividend
                    Reinvestment and Cash Purchase Plan."

CERTAIN RISK        Risk is inherent in all investing.  The following discussion
FACTORS             summarizes some of the risks that a potential  holder of the
                    Fund's Common Stock should consider before deciding whether to invest in the Fund's Common Stock. For additional information about the risks associated with investing in the Fund's Common Stock, see "Risk Factors."

                    GENERAL. The Fund is a non-diversified, closed-end investment company designed primarily as a long-term investment and not as a trading tool. The Fund invests generally in a portfolio of Russia and East European securities. An investment in the Fund's Common Stock may be speculative and involves a high degree of risk. The Fund does not constitute a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.

                    RUSSIAN AND EAST EUROPEAN SECURITIES RISK. Russian and East European Securities Risk. Investing in Russia and East European countries involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include, among others: (a) the risk of nationalization or expropriation of assets or confiscatory taxation, which may involve the risk of total loss; (b) greater social, economic and political uncertainty and instability, including transitional forms of government, regional conflict and the risk of war and acts of terrorism, and the fact that Russia and other Regional Countries have extensive trading relationships with Iran and Iraq; (c) possibility of reversal of reform policies or the implementation of governmental policies; (d) banking systems in Regional Countries remain underdeveloped and continue to change, and a possible banking crisis could place severe liquidity constraints on Regional Country Issuers' and the Fund's financial position and results of operation; (e) physical infrastructures of Regional Countries are in very poor conditions which can disrupt normal business activities of Regional Countries Issuers; (f) recent terrorist activity in the Middle East region and elsewhere, including Russia having significant adverse effect on international and domestic financial and commodity markets; (g) high government debt relative to gross domestic product, growths of black and grey economies, high levels of capital flight, significant increases in unemployment and underemployment and high poverty levels amongst the population; (h) delays in settling portfolio transactions and risk of loss arising out of the system of share registration and custody used in certain Regional Countries; (i) risks in connection with the maintenance of Fund portfolio securities and cash with foreign subcustodians and securities depositories, including the risk that appropriate sub-custody arrangements will not be available to the Fund; (j) ownership in shares of Russian companies is recorded by the companies themselves and by registrars, rather than a central registration system, therefore, it is possible that the Fund's ownership rights could be lost through fraud or negligence and Russian banking institutions and registrars are not guaranteed by the government, the Fund may not be able to pursue claims on behalf of the Fund's shareholders and the Fund's shareholders may not be able to pursue claims on their own behalf because of the system of share registration and custody; (k) judiciary's lack of independence and sufficient experience, governmental discretion in instigating, joining and enforcing claims, possibly preventing the Fund from obtaining effective redress from any court or tribunal; (l) inconsistency among laws, decrees, governmental and ministerial orders and resolutions, and between federal, regional and local laws and regulations, the lack of judicial or administrative guidance on interpreting the applicable laws and regulations; (m) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment (foreign judgment) or arbitral award (foreign arbitral award); (n) significant administrative discretion in application and enforcement of legislation, non-availability of reliable texts of laws and regulations at the regional and local levels hindering consistent and accurate application thereof; (o) pervasiveness of public corruption and crime in the economic and administrative systems of certain Regional Countries;
                    (p) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets in which the Fund may invest; (q) the fact that centralized public markets for trading securities in Regional Countries are still developing and much of the trading continues to occur over-the-counter; (s) as a result of consolidation and mergers in Russia, a limited number of issuers represent a substantial percentage of the market capitalization of Russia's securities markets and Russia's gross domestic product; (t) the fact that the Russian and certain other East European economies' reliance on the production and export of oil and the risks associated with dramatic shifts in the price of oil on a worldwide basis, dependence of the local markets on fluctuations in the global economies; (u) currency exchange rate volatility and the lack of available currency hedging instruments, lack of hedging instruments regulation; (v) the Fund may engage in trading in derivative instruments, which may include:
                    forward foreign currency exchange contracts, currency futures contracts and options thereon, put and call options on securities, indices and foreign currencies, stock index futures contracts and options thereon and interest rate futures contracts and options thereon; contradictory regulation is of derivative instruments and inconsistent court practice on its enforcement may have material adverse effects on the Fund's rights under the respective obligations and ultimately on the Fund's results of operation and financial position; (w) higher rates of inflation (including the risk of social unrest associated with periods of hyperinflation); (x) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the Fund's ability to exchange local currencies for U.S. dollars; (y) the risk that the government of a Regional Country or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented in the region since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors or a return to the completely centrally planned economy that existed prior to the dissolution of the Soviet Union; (z) Regional Country Issuers, may be smaller, less seasoned and newly organized companies; (aa) Russia and other Regional Countries presently receive significant financial assistance from a number of countries through various programs and to the extent these programs are reduced or eliminated in the future, Russian and other Regional Country economic development could be adversely impacted; (bb) the risk that dividends may be withheld at the source, thus reducing investment profits; (cc) dependency on exports and the corresponding importance of international trade; (dd) the difference in, or lack of, disclosure, corporate governance standards, auditing and financial reporting standards, which may result in unavailability of material information about issuers in many Regional Countries; (ee) the lack of consistent application and enforcement of tax regulations, uncertainty about the future development of the tax system and the possibility of imposing arbitrary or onerous taxes and penalties in the future; (ff) the fact that statistical information regarding the economy of Regional Countries may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (gg) lack of developed regulation of the securities markets and corporate regulation than in more developed countries; (hh) the fact that Regional Country Issuers may be forced into liquidation on the basis of formal non-compliance in the past with certain legislative requirements; (ii) the difficulty to enforce minority shareholder protection rights may limit the Fund's ability to bring, or recover in, an action against Regional Country Issuers; (jj) absence of reliable official data and central credit information, limited and non-reliable corporate disclosure; (kk) incompatibility of Russian accounting standards with IFRS or U.S. GAAP; (ll) the fact that securities of Regional Countries are subject to higher volatility than securities in more developed countries; (mm) the risks associated with the difficulties that may occur in pricing the Fund's portfolio securities;
                    (nn) possible difficulty in identifying a purchaser or seller of securities held by the Fund due to the underdeveloped nature of the securities markets; (oo) the risk of lawsuits arising from restrictive regulations and practices with respect to foreign investment in particular industries; (pp) the risk of being unable to enforce legal judgments and/or contracts in Regional Countries; (qq) the risk that, by possibly investing significantly in certain multi-industry sectors, the Fund may be affected more by any single economic, political or regulatory development relating to a particular sector; and (rr) markets that may be substantially influenced by insider trading and other market practices not accepted in developed markets.

                    Investments in businesses operating in emerging markets, which include Regional Countries, are generally subject to greater risks than those operating in more developed markets. Investing in emerging markets, including Russia, involves greater risks than investing in more developed markets, including, in some cases, significant political, economic and legal risks, as more fully described below. Investors should note that the conditions in these markets are subject to rapid change, and the information set out in this offering circular may become outdated relatively quickly. Financial turmoil in one emerging market country tends to adversely affect prices in equity markets of many emerging market countries or the equity prices of companies that do business in such countries as investors move their money to more stable, developed markets. As has happened in the past, financial problems, or an increase in the perceived risks associated with investing in emerging economies, could dampen foreign investment in these markets and adversely affect their economies. In addition, during such times, companies that operate in emerging markets can face severe liquidity constraints as foreign funding sources are withdrawn. Financial turmoil in any Regional Country may adversely affect prices in stock markets and prices for debt securities of all emerging market countries as investors move their money to more stable, developed markets and could disrupt the Fund's business and result in deterioration of its financial position. There can be no assurance that investors' interest in Regional Countries will not be negatively affected by events in other emerging markets or the global economy in general.

                    Generally, investment in emerging markets is only suitable for investors who fully appreciate the significance of the risks involved in investing in emerging markets. It also should be noted that emerging markets such as Regional Countries are subject to rapid change and that the information set out within this Prospectus may become outdated within a relatively short period. As happened in the past, financial problems or an increase in the perceived risks associated with investing in emerging economies could adversely affect Regional Countries' economy and, as a result, the Fund's investment activities therein.

                    Stock corporations are a relatively new concept in some Regional Countries and there may not be a developed body of securities laws or laws governing corporations or joint stock companies. Many of the company and securities laws and regulations of the Regional Countries are in their early stages of development. Laws regarding fiduciary duties of officers and directors, and the protection of investors, including foreign investors, are in the early stages of development and existing laws do not cover all contingencies or are not generally enforced. The laws regulating ownership, control and corporate governance of companies are relatively new. Disclosure and reporting requirements do not guarantee that material information will always be available and antifraud, insider trading and anti money-laundering legislation is generally rudimentary or its implementation lacks consistency. The concept of fiduciary duties on the part of the management or directors to their companies or the shareholders is not well developed. The recent nature of much of Regional Countries' legislation, the lack of consensus about the scope, content and pace of economic and political reform, and the rapid evolution of the legal systems in ways that may not always coincide with market developments may result in ambiguities, inconsistencies and anomalies, the enactment of laws and regulations without a clear constitutional or legislative basis, and ultimately in investment risks that do not exist in more developed legal systems. All of these weaknesses could affect the Fund's ability to enforce its rights, or to defend itself against claims by others in respect of its investments in Regional Countries. Furthermore, no assurance can be given that the development or implementation or application of legislation (including government resolutions or Presidential decrees) will not adversely affect foreign investors.

                    The Fund's holdings of equity securities of Regional Country Issuers are expected to represent a relatively significant portion of the total float of such securities available for public trading and, therefore, the size of the Fund's holdings in specific securities relative to the trading volume in those securities could adversely affect the prices at which the securities are bought or sold and could lengthen the time period during which buying and selling programs are effected. Anticipation of the offering in the Russian and East European securities markets may increase the prices that would otherwise be paid by the Fund for certain securities and lengthen the time period required to fully invest the proceeds of the offering.

                    Russia and East European countries and other of the countries in which the Fund may invest may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection.

                    See "Risk  Factors  - Russia  and East  European  Securities
                    Risk."

                    CUSTODY RISK. Because of the recent formation of the securities markets in many Russian and Eastern European countries as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the U.S. Investment Company Act of 1940 (the "1940 Act") is generally determined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by local registrars. These registrars are not necessarily subject to effective state supervision and it is possible for the Fund to lose its share registration through fraud, negligence or even mere oversight. . Due to the lack of a central and rigorously regulated securities registration systems in Russia, transactions in respect of local issuers' securities could be improperly or inaccurately recorded, and securities registration could be lost through fraud, negligence, official and unofficial governmental actions or oversight by registrars incapable of compensating shareholders for their misconduct. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable local regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 50 shareholders or so elects is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. This practice may prevent the Fund from investing in the securities of certain Regional Country Issuers deemed suitable by the Investment Manager. Further, this also could cause a delay in the sale of securities by the Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment. Further, creation of multiple registers in violation of registration rules and other fraudulent actions by issuers and their management may cause damage to investors.

                    EQUITY SECURITY RISK. Consistent with its objective, the Fund will invest a substantial portion of its assets in Russia and East European equity securities. Equity securities, such as common stock, generally represent an ownership interest in a company. Although equity securities have historically generated higher average returns than fixed income securities -- at least in developed markets -- equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. The Fund's share price can fall because of weakness in a Regional Country market, a particular industry or specific holdings. A Regional Country market as a whole can decline for many reasons, including adverse political or economic developments in such Regional Country or elsewhere, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. The Fund does not currently intend to hedge against currency risk; consequently, the Fund's equity securities are also subject to the risk that some holdings may lose value because of a decline in the value of a Regional Country currency or adverse political or economic events in a Regional Country or elsewhere. Investments in futures and options, if any, are subject to additional volatility and potential losses.

                    MARKET DISCOUNT RISK. The Fund's Common Stock has typically traded at a premium relative to NAV. See "Market and Net Asset Value Information" for a chart that shows how the market value of the Fund's Common Stock has fluctuated compared to its NAV throughout the Fund's history. The public offering price represents a [ ]% premium over the per share NAV on [ ], 2006; however, there can be no assurance that this premium will continue after this Offering or that the shares will not trade again at a discount. Shares of closed-end investment companies frequently trade at prices lower than their NAV, but in some cases trade above NAV. The provisions of the 1940 Act require, as a condition to the completion of this Offering, that the public offering price of the shares of Common Stock, less the sales load and discounts, must equal or exceed the NAV per share of the Fund's Common Stock (calculated within 48 hours of pricing). An investor who buys the Fund's Common Stock in the Offering at a price that reflects a premium to NAV may experience a decline in the market value of these shares of Common Stock independent of any change in their NAV. Whether shareholders will realize a gain or loss upon the sale of the Fund's shares of Common Stock depends upon whether the market value of the shares at the time of sale is above or below the price the stockholder paid, taking into account transaction costs for the shares, and is not directly dependent upon the Fund's NAV. Because the market value of the Fund's shares of Common Stock will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its shares of Common Stock will trade at, below or above NAV, or below or above the public offering price for the shares of Common Stock. The Fund's Common Stock is designed primarily for long-term investors, and you should not purchase shares of Common Stock if you intend to sell them shortly after purchase.

                    DIRECT INVESTMENTS. The Fund may invest up to 35% of its total assets in direct equity investments (i.e., private investments in non-publicly traded equity securities of Regional Country Issuers) that the Investment Manager expects will provide for eventual disposition either through listing or sale of the securities to the issuer or another investor. Direct investments will consist of (i) the purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from an investor in the enterprise. Such investments may involve a high degree of business and financial risk. Due to the absence of a public trading market for the Fund's direct investments, they will be less liquid than listed securities. Although these investments may, in some cases, be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities and in some cases it may not be possible to identify a buyer. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. In addition, the Fund may be unable to dispose of its direct investments at then-current market prices and may have to dispose of such securities over extended periods of time. Because of the absence of any trading market for these investments, the Fund may take longer to liquidate these positions than it would for listed securities. In addition, securities in Regional Countries, and particularly those that are not publicly traded, are not subject to the disclosure and other investor protection requirements that are generally accepted as necessary in countries with developed securities laws. See "Risk Factors - Direct Investments Risk."

                    DERIVATIVES RISK. The Fund is permitted to engage in foreign currency hedging transactions and to enter into options and futures transactions with respect to securities and indices, some or all of which are commonly known as derivatives, and which may involve the risk of loss in the event of adverse movements in the value of the underlying instruments. [However, these strategies cannot at the present time be used to a significant extent by the Fund in the markets in which the Fund principally will invest.] Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligations; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund. In additiona, in Regional Countries derivative transactions may be unenforceable due their qualification by courts as gaming, or for other reasons realted to the insufficient and inconsistent regulation on derivatives.

                    COUNTRY, SECTOR OR INDUSTRY FOCUS. The Fund is permitted to invest up to 100% of its total assets in issuers tied to a single country within its investment universe. To the extent the Fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the Fund will face a greater risk of loss due to factors affecting a single country, sector or industry than if the Fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world. Focusing on issuers tied to a single country exposes the Fund to increased currency, political, regulatory and other risks. In such an event, market swings in an individual country's market in which the Fund may be heavily, if not exclusively, invested, will be likely to have a greater effect on Fund performance. However, the Fund has no present intention to invest 100% of its assets in a single country, although the Fund currently expects to continue its focus on investments in Russia to the extent that the Investment Manager believes attractive investment opportunities in Russia are available.

                    SMALLER COMPANIES RISK. While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. In addition, smaller companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

                    STOCK RISK. Although this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities markets as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of various stocks held by the Fund.

                    FOREIGN CURRENCY AND EXCHANGE RATE RISK. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. Restrictions on currency trading that may be imposed by developing market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

                    Securities in Russia are usually issued in rubles and traded in rubles. Since 2000, the Russian ruble has been stable relative to the U.S. dollar, unlike in the period immediately following the crisis of August 1998, when the Russian ruble experienced significant depreciation relative to the U.S. dollar. The ability of the Russian government and the Russian Central Bank to maintain the low volatility of the Russian ruble will depend upon many political and economic factors, including their ability to control inflation and the availability of foreign currency.

                    Currency devaluations may occur without warning and are beyond the control of the Investment Manager. To the extent such instruments are available on terms acceptable to the Fund, the Fund may attempt to mitigate the risks associated with currency fluctuations at times by entering into forward, futures or options contracts should suitable instruments be available on acceptable terms.

                    LOWER-RATED SECURITIES. The Fund may invest up to 20% of its total assets in unrated debt securities as well as debt securities that are rated in any category by recognized statistical rating organizations when consistent with the Fund's investment objective and policies. Securities rated below investment grade, sometimes called "junk bonds," generally have more credit risk than higher-rated securities.

                    Companies issuing high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment.

                    The prices of high yield, fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

                    High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests.

                    NON-DIVERSIFIED STATUS. The Fund is a non-diversified fund. It may invest a greater portion of its assets in the securities of one issuer than a diversified fund. The Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Fund's shares. of Common Stock. The Fund, however, intends to meet certain tax diversification requirements. However, the Fund intends to comply with the diversification requirements imposed by the U.S. Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. In addition, the Board of Directors has adopted non-fundamental policies under which the Fund (i) will not invest more than 25% of its total assets in a particular industry (for purposes of this restruction, a foreign government (but not the U.S. government) is deemed to be an "industry" and supranational organizations, in the aggregate, are deemed to be an "industry") and (ii) will not invest more than 20% of its total assets in any one issuer. See "Risk Factors-Market Discount Risks- Non-Diversification Risks" and "Taxation."

                    MANAGEMENT RISK. TAML's judgment about the attractiveness, relative value or potential appreciation of a particular security or investment strategy may prove to be incorrect.

                    MARKET AND SECURITIES SELECTION RISK. The Fund is subject to general market and securities selections risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that a market will go down sharply and unpredictably or otherwise have a high degree of volatility. Securities selection risk is the risk that the securities that TAML selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

                    DEPENDENCE OF FUND ON KEY PERSONNEL. Substantially all of the Fund's investment decisions are dependent on the expertise of its portfolio manager. If the Fund were to lose the services of the portfolio manager, it could have an adverse impact on the performance of the Fund. There can be no assurance that a suitable replacement could be found for the portfolio manager in the event of his death, resignation or inability to act on behalf of the Fund.

                    INFLATION RISK. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's Common Stock and dividends can decline. Some Regional Countries historically have had volatile inflation rates, and if the inflation rate of one or more Regional Countries were to enter a period of extreme volatility, the value of the Fund's holdings would fluctuate correspondingly.

                    LIQUIDITY RISK. It may be difficult for the Fund to buy and sell significant amounts of Regional Country securities without an unfavorable impact on prevailing market prices. Trading on the stock exchanges in most Regional Countries is not as active as trading on the NYSE, the American Stock Exchange or other major stock exchanges in the U.S. Consequently, larger purchases or sales of these securities by the Fund in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The Fund may also have difficulty purchasing securities in companies in which the Fund would otherwise invest. Investment of the Fund's capital in securities that are less actively traded or that over time experience decreased trading volume may restrict the Fund's ability to take advantage of other market opportunities.

                    DEPOSITARY RECEIPTS. The Fund is permitted to invest indirectly in securities through sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts
                    (which, together with ADRs and GDRs, are hereinafter referred to as "Depositary Receipts"). Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risks associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales and certain foreign securities markets trading risks. In general, there is a large, liquid market in the U.S. for ADRs of Regional Country Issuers quoted on a national securities exchange or on the Nasdaq. The information available for ADRs is subject to the accounting, auditing, and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

                    Depositary Receipts may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs, and there may not be a correlation between such information and the market value of the depositary receipts.

                    CHARTER PROVISIONS. The Fund's Articles of Incorporation and By-Laws contain certain provisions that may have the effect of inhibiting the Fund's possible conversion to open-end status and limiting the ability of other persons to acquire control of the Fund. In certain circumstances, these provisions may also inhibit the ability of shareholders to sell their shares of Common Stock at a premium over prevailing market prices. The Fund's Board of Directors has determined that these provisions are in the best interests of shareholders generally. See "Description of Common Stock."

                    TAX RISKS. The Fund may invest in securities of which the federal income tax treatment may not be clear or may be subject to recharacterization by the U.S. Internal Revenue Service (the "IRS"). It could be more difficult for the Fund to comply with the U.S. tax requirements applicable to regulated investment companies, or with the tax requirements applicable to foreign investors, if the tax characterization of the Fund's investments or the tax treatment of the income from such investments were successfully challenged by the IRS. In addition, the Fund's portfolio holdings have substantial unrealized appreciation (see "Capitalization") and sales of appreciated securities could entail taxable capital gains distributions to investors regardless of how long they have been shareholders of the Fund. see "Dividends and Distributions."

                    MARKET DISRUPTION RISK. Certain events have had a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the U.S. on September 11, 2001), war and other geopolitical events, earthquakes, storms and other disasters. The Fund cannot predict the effects of similar events in the future on the markets or economy of Russia and East European or other countries.




                             FUND FEES AND EXPENSES

                                    FEE TABLE

      The following tables are intended to assist Fund investors in understanding the various costs and expenses associated with investing in the Fund, after giving effect to the issuance of Common Stock pursuant to this Prospectus.

     SHAREHOLDER TRANSACTION EXPENSES
        Sales Load (as a percentage of offering price).............       [] %
        Dividend Reinvestment and Cash Purchase Plan Fees..........     None**

     ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO COMMON STOCK)***

     Management Fees...................................................  [1.25%]
     Other Expenses (audit, legal, administrative, transfer agent and
        custodian)........                                               []%
                                                                       --------
     Total Annual  Expenses............................................  []%
                                                                       =======

     * The Investment Manager will reimburse the Fund for half of the offering expenses of the Offering (other than the sales load [, but including the reimbursement of expenses described below under "Underwriting"]).

    ** The Fund and the Plan Agent impose no fee for participation in the
       Dividend Reinvestment and Cash Purchase Plan (the "Plan") or withdrawal from participation in the Plan. Each participant in the Plan will pay a pro rata portion of trading fees whenever shares are purchased on the NYSE or otherwise on the open market.

   *** See "Management of the Fund" for additional information. The expenses shown in the table under "Other Expenses" are based on estimated expenses for the current fiscal year, assuming no exercise of the over-allotment option granted to the underwriters. "Other Expenses" and "Total Annual Expenses" assume that the Fund will issue US $[ ] in Common Stock in this Offering. If the Fund issues fewer shares of Common Stock in this Offering, all other things being equal, these expenses would increase on a per-share basis. For additional information with respect to the Fund's expenses, see "Management of the Fund." Other expenses include audit, legal, administrative, transfer agent, custodian and listing fees.

EXAMPLE

      An investor would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

        ONE YEAR    THREE YEARS     FIVE YEARS       TEN YEARS
     --------------------------------------------------------------
         $[ ]          $[ ]            $[ ]             $[ ]

     The purpose of the Fee Table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly, or indirectly as a holder of the Fund's Common Stock. The above Example does not reflect the Sales Load offering costs in connection with the public offering, estimated to be approximately [ ], which will be charged against the proceeds of the Offering. The Example assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed under Annual Expenses remain the same in the years shown. The above table and the assumption in the Example of a 5% annual return are required by regulations of the SEC applicable to all investment companies. The assumed 5% annual return and annual expenses should not be considered a representation of actual or expected Fund performance or expenses, both of which may be greater or lesser than those shown. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the Fund's Dividend Reinvestment and Cash Purchase Plan may receive shares issued at a price or value different from net asset value. See "Dividends and Distributions; and Dividend Reinvestment Plan." For more complete descriptions of certain of the Fund's costs and expenses, see "Management of the Fund."

                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last ten fiscal years and for the six months ended September 30, 2006. Certain information reflects financial results for a single Fund share. The following information, insofar as it relates to each year of the ten-year period ended March 31, 2006, has been audited by [ ], independent registered public accounting firm for the Fund, whose reports thereon were unqualified. The report of [ ], together with the financial statements of the Fund, are included in the Fund's March 31, 2006 Annual Report, which is available upon request. The information for the six months ended September 30, 2006 is unaudited.


FINANCIAL HIGHLIGHTS

                                                    ----------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                   SEPTEMBER 30, 2006                         YEAR ENDED MARCH 31,
                                                       (UNAUDITED)     2006        2005         2004      2003       2002
                                                    ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............  $  60.92       $  40.59    $  39.89     $  22.11   $  21.60   $  13.40
                                                     ---------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)/a ...................      0.85          (0.26)      (0.01)        0.15      (0.07)      0.05
 Net realized and unrealized gains (losses) .......      1.39          29.51        4.28        21.86       0.68       8.23
                                                     ---------------------------------------------------------------------------
Total from investment operations ..................      2.24          29.25        4.27        22.01       0.61       8.28
                                                     ---------------------------------------------------------------------------
Capital share repurchases .........................        --             --          --           --         --       0.01
                                                     ---------------------------------------------------------------------------
Less distributions from:
 Net investment income ............................        --             --          --        (0.22)        --      (0.09)
 Net realized gains ...............................     (5.25)         (8.92)      (3.57)       (4.01)     (0.10)        --
                                                     ---------------------------------------------------------------------------
Total distributions ...............................     (5.25)         (8.92)      (3.57)       (4.23)     (0.10)     (0.09)
                                                     ---------------------------------------------------------------------------
Net asset value, end of period ....................  $  57.91       $  60.92    $  40.59     $  39.89   $  22.11   $  21.60
                                                     ===========================================================================
Market value, end of period/b .....................  $  67.91       $  76.06    $  39.30     $  45.65   $  20.54   $  27.10
                                                     ===========================================================================
Total return (based on market value per share)/c ..     (2.18)%       130.61%      (5.15)%     150.26%    (23.87)%   145.77%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................  $315,046       $330,324    $218,577     $214,166   $118,724   $115,943
Ratios to average net assets:
 Expenses .........................................      1.91%/d,e      1.84%/e     1.80%/e      1.84%      2.02%      2.07%
 Net investment income (loss) .....................      2.91%/d       (0.55)%     (0.02)%       0.47%     (0.33)%     0.30%
Portfolio turnover rate ...........................      3.60%         15.73%       7.65%       18.76%      7.85%     70.05%




                                                                                      YEAR ENDED MARCH 31,
                                             ----------------------------------------------------------------
                                                      2001        2000        1999        1998        1997
                                             ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANC/+
(for a share outstanding throughout the
  period)
Net asset value, beginning of period.....           $20.48       $9.60      $28.02      $30.88      $11.30
                                             ----------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)............             (.03)        .15         .27        (.32)       (.15)
 Net realized and unrealized gains
   (losses)..............................            (7.05)      11.11      (15.98)       1.41       20.49
                                             ----------------------------------------------------------------
Total from investment operations.........            (7.08)      11.26      (15.71)       1.09       20.34
                                             ----------------------------------------------------------------
Capital share repurchases................              .02          --          --          --          --
                                             ----------------------------------------------------------------
Less distributions from:
 Net investment income...................             (.02)       (.38)       (.02)         --        (.09)
 Net realized gains......................               --          --       (2.69)      (3.95)       (.67)
                                             ----------------------------------------------------------------
Total distributions......................             (.02)       (.38)      (2.71)      (3.95)       (.76)
                                             ----------------------------------------------------------------
Net asset value, end of period...........           $13.40      $20.48       $9.60      $28.02      $30.88
                                             ================================================================
Market value, end of period/b............           $11.08      $18.75      $11.37      $35.62      $32.50
                                             ================================================================
Total return (based on market value per
  share)c................................           (40.83)%     68.96%     (63.68)%     22.26%     147.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)........          $72,103    $110,974     $51,940    $150,102    $164,157
Ratios to average net assets:
 Expenses................................             2.05%       2.16%       2.14%       1.99%       2.36%
 Net investment income (loss)............             (.17)%      1.16%       2.17%       (.93)%      (.72)%
Portfolio turnover rate..................            63.77%      60.18%      13.32%      10.92%      18.86%


+ Based on average weighted shares outstanding effective year ended March 31, 2000.

a Based on average daily shares outstanding.
b Based on the last sale on the New York Stock Exchange.
c Total return is not annualized for periods less than one year.
d Annualized.
e Benefit of expense reduction rounds to less than 0.01%.






                                    THE FUND


     The Fund was incorporated in the State of Maryland on September 30, 1994 and is registered under the 1940 Act. The Fund has been engaged in business as a closed-end, non-diversified management investment company since June 15, 1995. The Fund's outstanding shares of Common Stock are listed and traded on the NYSE under the symbol "TRF." For more information on the Fund's Common Stock, see "Description of Common Stock." As of September 30, 2006, the net assets of the Fund were approximately $315.9 million. The Fund's principal office is located at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091 and its telephone number is 954-527-7500.

                                 CAPITALIZATION

     The following table sets forth the capitalization of the Fund as of [ ], 2006, and as adjusted to give effect to the issuance of the shares of Common Stock offered hereby.

                                                                       AS
                                                     ACTUAL         ADJUSTED
                                                 ------------------------------
                                                           (UNAUDITED)
                                                 ------------------------------
COMMON STOCKHOLDERS' EQUITY:
Common stock, $0.01 par value per share;
  100,000,000 shares authorized; [5,440,195]
  shares outstanding and [       ] shares
  outstanding as adjusted, respectively*            $ []               $[]
Paid-in capital                                     $ []               $[] **
Undistributed net investment income                 $ []               $[]
Accumulated net realized gain on investments
  and foreign currency-related transactions         $ []               $[]
Net unrealized appreciation in value of
  investments and translation of other assets
  and liabilities denominated in foreign
  currencies                                        $ []               $[]
Net assets applicable to Common Stock outstanding   $ []               $[]
NET ASSET VALUE PER SHARE (US$         /        )   $ []               $[]

----------------------------------------------------------------------------

* TAML owns [beneficially and of record] 1,445 shares of Common Stock of the Fund and Templeton Worldwide, Inc., an affiliate of TAML,owns [beneficially and of record] 9,597 shares of Common Stock the Fund.

** As adjusted, paid-in capital reflects the proceeds of the issuance of shares of Common Stock in this offering ($[ ]) less the sales load ($[ ]) and less the the estimated offering costs borne by the Fund ($[ ]) related to the issuance of shares of Common Stock in the amount of $([ ]) per share.



                     MARKET AND NET ASSET VALUE INFORMATION


     The currently outstanding shares of Common Stock and the shares of Common Stock offered by this Prospectus, subject to notice of issuance, are listed on the NYSE under the symbol "TRF." Occasionally, shares of the Fund's Common Stock trade at a discount in relation to NAV. Although shares of the Fund's Common Stock recently have been trading at a premium over NAV, there can be no assurance that this will continue after this Offering or that the shares of Common Stock will not again trade at a discount, as they have in the past. Shares of closed-end investment companies, including the Fund, frequently trade at a discount from NAV. An investor who buys the Fund's Common Stock in the Offering at a price that reflects a premium to NAV may experience a decline in the market value of these shares of Common Stock independent of any change in their NAV. See "Risk Factors - Market Discount Risk." The following table sets forth for each of the quarters indicated the high and low closing market prices for shares of Common Stock of the Fund. The following table also shows the NAV and the premium or discount from NAV at which the shares of Common Stock were trading, expressed as a percentage of NAV, at each of the high and low sales price provided. See "Net Asset Value" for information as to the determination of the Fund's NAV.



                   ---------------------------------------------------------------------
                                                                 PREMIUM (DISCOUNT) TO
                        MARKET PRICE (1)       NET ASSET VALUE     NET ASSET VALUE(2)
                   ---------------------------------------------------------------------
QUARTER ENDED           HIGH       LOW        HIGH       LOW       HIGH       LOW
----------------------------------------------------------------------------------------
March 31, 2005         $45.00     $34.75     $44.14     $35.30      1.95%    (1.56)%
June 30, 2005           42.80      37.07      42.65      37.58       .35%    (1.36)%
September 30, 2005      57.30      39.78      48.78      38.39     17.47%     3.62%
December 31, 2005       61.45      45.94      52.48      43.73     17.09%     5.05%
March 31, 2006          81.20      52.70      61.17      47.14     32.74%    11.79%
June 30, 2006           96.95      49.76      68.29      47.68     41.97%     8.93%
September 30, 2006      74.00      61.00      60.97      52.52     21.37%    16.15%
December 31, 2006       [   ]      [   ]      [   ]      [   ]     [    ]%   [    ]%

 Source: Bloomberg Financial

---------------

(1) Based on high and low closing market price during the respective quarter.
(2) [Based on the Fund's computations.]

The last reported sale price, NAV per share of Common Stock and percentage premium to NAV per share of Common Stock on [ ], 2007 were $[ ], $[ ] and [
[ ]%, respectively. As of [ ], 2007, the Fund had [ ]shares of Common Stock outstanding and the net assets of the Fund were $[ ].

The chart of the following page shows how shares of the Fund's Common Stock have traded at both a premium and a discount to its NAV from September 15, 1995* through September 30, 2006.

                              FUND PREMIUM/DISCOUNT

                                [GRAPHIC OMITTED]



Source: Bloomberg Financial

* Commencement of trading on the New York Stock Exchange


                              PORTFOLIO COMPOSITION


     At September 30, 2006, investments in Russian equity securities totaled $[ ] (or [82.9]% of the Fund's net assets) and short-term investments totaled $[ ] ([1.3]% of the Fund's net assets). Liabilities in excess of cash and other assets totaled $[ ] ([ ]%) at September 30, 2006.

     The Fund's ten largest positions at September 30, 2006, representing 65.7% of the Fund's net assets, are shown in the following table:

                                                             PERCENTAGE OF THE
        RANKING    PORTFOLIO SECURITY                        FUND'S NET ASSETS
       ------------------------------------------------------------------------
          1        Lukoil Holdings                                  11.2%
          2        Sberbank RF                                       9.8%
          3        Unified Energy Systems                            8.9%
          4        Mining and Metallurgical Co Norilsk Nickel        6.3%
          5        Cherepovets Mk Severstal                          6.1%
          6        Egis Nyrt                                         5.9%
          7        Volgatelecom                                      5.7%
          8        Pliva DD                                          4.9%
          9        Sibirtelecom                                      4.3%
         10        Gazprom OAO                                       3.6%


     The industry sectors in which the Fund was invested most heavily at September 30, 2006 were:

                                                             PERCENTAGE OF THE
        RANKING    INDUSTRY                                  FUND'S NET ASSETS
       ------------------------------------------------------------------------
          1        Oil, Gas & Consumable Fuels                      19.2%
          2        Metals & Mining                                  16.2%
          3        Diversified Telecommunication Services           15.8%
          4        Electronic Utilities                             11.6%
          5        Pharmaceuticals                                  11.2%
          6        Commercial Banks                                 11.0%
          7        Chemicals                                         4.2%
          8        Automobiles                                       3.4%
          9        Wireless Telecommunication Services               3.0%
        Other      Others*                                           4.4%


* "Others" includes: Energy Equipment & Services, Real Estate, Independent Power Producers & Energy Traders, Machinery, Food & Staples Retailing, Fixed Income Securities, and Short-Term Investments & Other Net Assets.


                            REASONS FOR THE OFFERING

     Since the initial public offering of Fund shares of Common Stock in 1995, the Fund has not raised additional capital for investment. The Board of Directors believes, based on discussions with the Investment Manager, that there currently are opportunities to invest new capital in Russia and East Europe to benefit the Fund and its existing shareholders. The Investment Manager described the investment opportunities in the Russian and East European markets resulting from market developments in the region, including the following:

          o STRONG INVESTMENT FUNDAMENTALS: Improving Russian central bank reserves, repayment of Russian government debt, removal of foreign currency restrictions, ruble convertibility and strong economic growth in Russia and other East European countries provide an attractive investment environment.

          o MARKET SIZE AND  LIQUIDITY: The stock market size and liquidity in
            Russia  and  other  East  European   countries   have   increased
            significantly since 2000.

          o STRONG CALENDAR OF NEW STOCK MARKET LISTINGS: The number of Russian companies currently working on initial public offerings, and the potential value of those offerings, have increased significantly over previous years.

     The Investment Manager further noted that importantly, the additional capital resulting from the Offering would afford the Fund the opportunity to make new investments and/or increase certain current holdings without the need to raise capital by selling existing positions. It was noted that the Fund had substantial unrealized gains in its portfolio and that sales would likely entail capital gains for tax purposes which could lead to mandatory distributions having a material tax effect on shareholders and potentially reducing the size of the Fund and increasing its expense ratio.

     The Board discussed the proposed offering at two separate meetings held in October and December 2006. At their meetings, the Board was provided by representatives of the Investment Manager, orally and in writing, with information concerning the proposed terms of the Offering, potential benefits to shareholders, anticipated expenses of the Offering and other factors. Information was also provided concerning recent secondary offerings of other closed-end funds, focusing on the impact of the offerings on share prices and premiums. Comparative information was also provided about rights offerings by closed-end funds. After their initial meeting, the Board, with the assistance of Indpendent Counsel, requested additional information regarding, among other things, the impact of an announced offering on the Fund's market price and premium. Representatives of [Managing Underwriter] provided advice at the December meeting concerning how a secondary offering would be conducted, the analysis for determining the amount of shares to be offered and price at which they would be offered, the anticipated impact of an offering on the market price premium initially and over time based on recent offerings, and other matters. They also noted that the Offering was less likely to offer arbitrage opportunities for short-term investors (with the resultant potential for downward pressure on the Fund's market price) as compared to a rights offering, because the Offering would be conducted on a single date rather than over an extended period, as is typical for rights offerings. They further pointed out that the Offering would be accretive to net asset value and could attract new shareholders and thus enhance market liquidity.

     Based on the above, the Board has determined that it is in the best interests of the Fund to increase the assets of the Fund available for investment through the Offering. There can be no assurance, however, that the anticipated benefits discussed above will occur as a result of the Offering or the investment of the Offering proceeds or that the Fund or its shareholders will achieve any of these benefits through the Offering. Aware that the increased assts from the Offering would increase fees paid to the Investment Manager, the Board conditioned approval of the Offering on the Investment Manager's agreement topay all of the cots of the Offering.


                                 USE OF PROCEEDS

     The net proceeds of this Offering will be approximately [$ ] (or approximately [$ ] if the underwriters exercise the over-allotment option in full) after the Fund pays the underwriting discounts and commissions and offering costs, estimated to be approximately [$ ]. The Investment Manager will reimburse the Fund for half of the offering expenses of the Offering (other than sales load [, but including the reimbursement of expenses described below under "Underwriting"]).

     TAML anticipates that it will be able to invest substantially all of the net proceeds of this Offering in accordance with the Fund's investment objective and policies within six months after completion of this offering. Pending such investment, TAML anticipates investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. A delay in the anticipated use of proceeds could lower returns. See "Investment Objective and Policies."

                        INVESTMENT OBJECTIVE AND POLICIES

                              INVESTMENT OBJECTIVE

     The investment objective of the Fund is long-term capital appreciation. The Fund will invest, under normal market conditions, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in investments that are tied economically to Russia or East European countries. The Fund's 80% investment policy is non-fundamental, which means the Fund may change its policy without shareholder approval. The Fund, however, will provide shareholders with at least 60 days' prior notice of any change in its 80% investment policy.

                               INVESTMENT POLICIES

     The Fund seeks to achieve its investment objective by investing primarily in "Regional Country Issuers." Regional Country Issuers are legal entities (i) that are organized under the laws of, or have a principal office and domicile in, a Regional Country; or (ii) for which the principal equity securities trading market is in a Regional Country; or (iii) that derive at least 50 percent of their revenues or profits from goods produced or sold, investments made, or services performed in a Regional Country, or have at least 50 percent of their assets situated in a Regional Country; or (iv) that are Regional Country governmental entities that are authorized to issue or guarantee debt securities or other similar obligations.

     The definition of Regional Country Issuers includes governmental entities that are authorized to issue or guarantee debt securities or other similar obligations ("Sovereign Debt"). However, the Investment Manager intends to invest in Sovereign Debt only to the extent that it believes such investments could offer the potential for capital appreciation.

     The Investment Manager currently expects to continue its focus on investments in Russia to the extent that it believes attractive investment opportunities in Russia are available. However, the amount of the Fund's assets that may be invested at any one time in any one Regional Country will vary depending on market conditions and the Investment Manager's assessment of available investments.

     For purposes of the Fund's 80% investment policy, the Regional Countries currently include: Albania, the Republic of Belarus, Bosnia and Herzegovina, Bulgaria, Croatia, the Czech Republic, Estonia, Hungary, Latvia, Lithuania, Macedonia, Moldova, Montenegro, Poland, Romania, Russia, Serbia, the Slovak Republic, Slovenia and Ukraine, and any other country in the same geographic region that may be approved by the Board of Directors in the future for investment by the Fund. Any future country or countries (or other political entity) formed by combination or division of one or more of the Regional Countries shall be deemed to be included within the term "Regional Countries." The Regional Countries include nations that may not currently have established securities trading markets or adequate custody arrangements for the safekeeping of the Fund's assets. Until such time as the Fund's custodian establishes a relationship with a sub-custodian in a Regional Country, or until mandatory securities depository arrangements are established and other applicable legal and regulatory requirements are met in that Regional Country, the Fund will not maintain assets in such Regional Country.

     The Fund currently is permitted to invest in companies which, while falling within the definition of a Regional Country Issuer, have characteristics and business relationships common to companies in countries other than Regional Countries. Accordingly, and subject to its 80% investment policy, the Fund is permitted to invest in companies organized in, not tied economically to, and located in, countries other than the Regional Countries, including companies having their entire production facilities outside of the Regional Countries, when securities of such companies meet one or more elements of the Fund's definition of a Regional Country Issuer, and, thus, can be viewed as dependent upon the economy of one or more Regional Countries.

     The Fund may also invest up to 20% of the value of its net assets in issuers not tied economically to Regional Countries. Such countries include, but are not limited to: Armenia, Austria, Azerbaijan, Cyprus, Georgia, Greece, Kazakhstan, Kyrgyzstan, Malta, Tajikistan, Turkey, Turkmenistan and Uzbekistan.

     STRUCTURED INVESTMENTS. Included among the issuers of Regional Country debt securities in which the Fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions. The extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which the Fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

     The Fund is permitted to invest in a class of Structured Investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments. Although the Fund's purchase of subordinated Structured Investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing activities. See 'Investment Objective and Policies-"Additional Investment Practices-Borrowing."

     Certain issuers of Structured Investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in these Structured Investments may be limited by the restrictions contained in the 1940 Act described below under "Additional Investment Practices-Investment Companies." Structured Investments are typically sold in private placement transactions. There currently is no active trading market for Structured Investments.

     WARRANTS. Warrants are securities permitting, but not obligating, their holder to subscribe for other equity securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than other types of equity investments.

     DERIVATIVES. The Fund may also use derivative instruments, which may include forward foreign currency exchange contracts, currency futures contracts and options thereon, put and call options on securities, indices and foreign currencies, stock index futures contracts and options thereon and interest rate futures contracts and options thereon. The Fund [may, for cash management purposes, invest up to []% of its net assets in certain short-term investments described below and] may, for temporary defensive purposes, invest up to 100% of its assets in those short-term instruments.

     DEPOSITORY RECEIPTS. The Fund is permitted to invest indirectly in securities through sponsored or unsponsored ADRs, GDRs and other types of Depositary Receipts. ADRs are certificates that give their holders the right to receive securities of a foreign issuer deposited in a U.S. bank or trust company. GDRS are certificates that give their holders the right to receive securities of a foreign or U.S. issuer deposited in a foreign bank or trust company. For purposes of the Fund's investment policies, the Fund's investments in depositary receipts will be deemed to be investments in the underlying securities.

                  RUSSIA AND EAST EUROPEAN FOREIGN INVESTMENTS


     The Russian law, "On foreign investments in the Russian Federation" (July 9, 1999) ("Russian Foreign Investment Law"), determines the legal and economic basis for foreign investment in Russia. According to Russian Foreign Investment Law, a foreign person (legal or natural) has the right to purchase or sell Russian securities and to repatriate profits from Russia after payment of applicable taxes. They also enjoy the national regime (in other words - equal rights in the local market). At the same time, however, legislation governing foreign investment remains in a formative stage and continues to be developed to incorporate the complexities of the global marketplace. In certain circumstances, the current legislation does not address adequately all of the issues encountered by current and potential shareholders of Russian securities.

     According to the Russian Foreign Investment Law, foreign investors have the right to invest capital in Russia by means of purchasing shares, bonds and other securities and instruments. However, a number of limits on the purchase of particular securities by foreign investors may be established. Such limits may be set by (i) legislative acts, (ii) the specific terms of government securities, and (iii) the by-laws of certain companies, particularly those created after the breakup of the Soviet Union. International agreements and treaties signed by Russia (including participation by Russia in certain international trade and economic organizations) that establish rules for foreign investment that differ from those established by legislative acts, have priority over the conflicting legislative acts. Further, the Russian Foreign Investments Law states that any foreign investor rights may be limited or deemed inapplicable in order to defend the constitutional order, morals, public health, and the rights and legal interests of other parties and also to provide for national defense and state security, though such restrictions may only be introduced by federal laws.

     According to Article 8 of the Russian Foreign Investment Law, foreign investments cannot be subject to forced confiscation, including nationalization or requisition, other than in exceptional cases introduced by legislative acts. In the case of nationalization or requisition, the investors must receive compensation of the nationalized or confiscated property. It is not clear from the legislation how the value of such property will be calculated nor whether there is any way to seek to challenge (and so to prevent) nationalization or requisition. Further, during Russia's transformation from a centralized economy to a market economy, legislation has been enacted to protect private property against expropriation and nationalization. However, it is possible that the lack of experience in enforcing these provisions and political or legal changes may make these protections unenforceable in the event of an attempted expropriation or nationalization. Some governmental entities have tried to invalidate earlier privatizations, and no assurance can be given that any such attempt will not succeed in the future.

     Any resolutions of a state-administrative body concerning confiscation of foreign investments can be appealed in Russian courts and international arbitration courts. Foreign investors have the right to recover losses, including lost profits, if they are the result of illegal activities of state bodies or state officials, or of the improper application of legal acts or regulations toward foreign investors or companies with foreign investment.

     Article  9  of  the  Russian  Foreign   Investment  Law  provides  for  the
stabilization   of   the   legal   regime   for   foreign   investments   on   a
project-by-project basis. This guarantee applies to (a) enterprises in which foreign investors hold more than 25% of the charter capital, and (b) enterprises with foreign investment carrying out "priority investment projects", regardless of the percentage of foreign investment. Which investments are considered priority projects is determined by the Russian Government on a case-by-case basis, but the minimum investment necessary is either 100 million rubles (or its equivalent in other currencies) if the investment is a charter capital contribution, or 1 billion rubles total investment in "objects of entrepreneurial activity." To guard against exchange rate fluctuations, Article 2 of the Russian Foreign Investment Law states, with respect to foreign currency contributions, that the minimum foreign currency investments will be set using the ruble-foreign exchange rate in effect at the time when the Russian Foreign Investment Law came into force (July 14, 1999). Thus, the minimum dollar charter capital contribution is approximately U.S. $4 Million while the minimum total dollar investment in objects of entrepreneurial activity is approximately U.S. $41 Million.

     Further, Article 9 provides that, for such qualifying investments, if legislation is introduced which changes the customs duties, federal taxes, or contributions to non-budgetary funds in a way which (a) increases the aggregate tax burden on foreign investors or enterprises with foreign investment or (b) establishes a regime of prohibitions or limitations on foreign investment different from that in effect on the day when the foreign investor commences its financing of the project, then such new legislation shall not apply until the amount of the investment has been recovered. The period for the recovery of the investment is defined in Article 2 as the period between when the foreign investor commences its financing of the investment and when the total net profit after depreciation exceeds the total amount of the investment. The Russian Government establishes standard periods of recovery either by type of investment or on a project-by-project basis. Therefore, although the Russian Foreign Investment Law provides for a maximum 7 years of protection, the assigned time period for a given investment is defined on an individual basis and may be less than 7 years. In addition, in certain exceptional cases, the Russian Government can extend the Article 9 guarantee beyond 7 years.

     Under Article 9.1, the above rule does not apply with respect to adverse customs duty changes required to protect Russia's economic interests, excise taxes, VAT on goods produced in Russia, or pension fund contributions. Finally,
Article 9 states that foreign investors may lose benefits provided pursuant to the Russian Foreign Investments Law if they fail to comply with their obligations, such as failing to complete a project within its assigned time period. Investors who have violated their obligations and have taken advantage of the benefits provided under Article 9 must repay any amounts saved thereunder.

         This "grandfathering" provision, though potentially important in an investment environment as unstable as Russia's, is difficult to interpret and implement. Thus, much still depends on the good faith and effectiveness of the Russian governmental authorities responsible for implementing it.

     Article 11 of the Russian Foreign Investment Law provides guarantees of profit repatriation made in connection with foreign investment. Foreign investors, after payment of all appropriate taxes, are guaranteed free transfer abroad of payments received in any foreign currency. Currently it is unclear from the Russian legislation whether dividends of Russian companies can be paid in rubles and/or in foreign currency. In its Information Letter No. 31 dated March, 31 2005, the Central Bank of the Russian Federation declared that, for currency control purposes, Russian companies may pay dividends in foreign currency to their shareholders who are non-Russian residents. There can be no assurance that this letter will not be reversed in the future. If Russian companies were again required to pay all dividends on ordinary shares in rubles, current Russian legislation permits such ruble funds to be converted into U.S. dollars by the depositary without restriction. The ability to convert rubles into U.S. dollars is also subject to the availability of U.S. dollars in Russia's currency market. Although there is an existing, albeit limited, market within Russia for the conversion of rubles into U.S. dollars, including the interbank currency exchange and over-the-counter and currency futures markets, the further development of this market is uncertain. At present, there is no market for the conversion of rubles into foreign currencies outside of Russia and no viable market in which to hedge ruble and ruble-denominated investments.

     The U.S. Department of Commerce, however, reports that despite the Russian Foreign Investment Law and subsequent legislative acts, the protections provided by such laws have not been strictly enforced or followed by Russia. Therefore, despite Russian Foreign Investment Law protections, the Fund is still subject to the risk of nationalization or expropriation of assets or confiscatory taxation. See "Risk Factors" - Russia and East European Securities Risk."

     Foreign investment levels have remained relatively low compared with the size of the Russian economy and compared with countries such as China. The reasons for the depressed nature of foreign investment in Russian include an unfavorable tax system, corruption, inconsistent application of governmental regulations and court practice, and overall economic, political and social uncertainty.

     Russia's government policy generally has restricted investments in aerospace, natural gas, insurance, electric power, defense, natural resources, and large-scale construction projects and prevented foreign interests from gaining significant shares of the energy industries generally. In 2004, the Russian equity market suffered from significant uncertainty stemming from the Russian government's effective takeover and subsequent forced sale of a subsidiary of a large Russian conglomerate. The Russian government, however, has taken affirmative steps to ensure investors that this was an isolated incident and the government remains committed to foreign investment and shareholder rights in Russia. However, uncertainly and concern remains over Russia's commitment to foreign investment.

     Total foreign investment for 2005 was $56 billion, with the largest investments coming from Luxembourg, Cyprus, the Netherlands, Germany, Britain, the United States, and France. The United States historically has been and remains the largest foreign investor in Russia.

     In general, investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

                         ADDITIONAL INVESTMENT PRACTICES

     HEDGING TRANSACTIONS AND USE OF DERIVATIVE INSTRUMENTS. The Fund is authorized to engage in certain transactions involving the use of derivative instruments, including forward foreign currency exchange contracts, currency futures contracts and options thereon, put and call options on securities, indices and foreign currencies, stock index futures contracts and options thereon and interest rate futures contracts and options thereon. The Fund may seek to protect the value of some or all of its portfolio holdings against currency risks by engaging in hedging transactions. The Fund is authorized to enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as to purchase put or call options on foreign currencies, in U.S. or foreign markets, to the extent available. In order to hedge against adverse market shifts, the Fund is permitted to purchase put and call options on stocks, write covered call options on stocks and enter into stock index futures contracts and related options. The Fund also is authorized to hedge against interest rate fluctuations affecting portfolio securities by entering into interest rate futures contracts and options thereon. [Currently, there is no market in which the Fund may engage in many of these hedging transactions; therefore, there can be no assurance that instruments suitable for hedging currency or market or interest rate shifts will be available at the time when the Fund wishes to use them.]

     FORWARD FOREIGN CURRENCY CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. The Fund will normally conduct foreign currency exchange transactions either on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Fund will generally not enter into forward contracts with terms of greater than one year. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.

     The Fund will generally enter into forward contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock" in the U.S. dollar price of the security in relation to another currency by entering into a forward contract to buy the amount of foreign currency needed to settle the transaction. Second, when the Investment Manager believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." Cross-hedging involving the use of rubles involves special risks. The ruble has a limited trading history and is particularly volatile, making any anticipation of its movement difficult and increasing the risk of loss. See "Risk Factors--Foreign Currency and Exchange Rates Risk." The Fund's forward transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Fund has no specific limitation on the percentage of assets it may commit to forward contracts, subject to its stated investment objective and policies, except that the Fund will not enter into a forward contract if the amount of assets set aside to cover the contract would impede portfolio management. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk of loss in the event that anticipated currency movements are not accurately predicted.

     The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter.

     FUTURES CONTRACTS. For hedging purposes only, the Fund may buy and sell financial futures contracts, index futures contracts, foreign currency futures contracts and options on any of the foregoing. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date. When the Fund enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, when the Fund enters into a futures contract, it will segregate assets or "cover" its position in accordance with the 1940 Act.

     OPTIONS ON SECURITIES OR INDICES. The Fund may write (I.E., sell) covered put and call options and purchase put and call options on securities or securities indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets. An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The Fund may write a call or put option only if the option is "covered." This means that as long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the call, or hold a call at the same exercise price, for the same exercise period, and on the same securities as the written call. A put is covered if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account, or holds a put on the same underlying securities at an equal or greater exercise price. The value of the underlying securities on which options may be written at any one time will not exceed 25% of the total assets of the Fund. The Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase.

     DIRECT INVESTMENTS. The Fund may invest up to 35% of its total assets in direct equity investments (i.e., private investments in non-publicly traded equity securities of Regional Countries) that the Investment Manager expects will provide for eventual disposition either through listing or sale of the securities to the issuer or another investor. Direct investments will consist of
(i) the purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from an investor in the enterprise. Such investments may involve a high degree of business and financial risk. The extent to which the Fund may make direct investments may be limited by considerations relating to its status as a regulated investment company.

     DEBT SECURITIES--HIGH YIELD, HIGH RISK SECURITIES. The Fund may invest in debt securities of Regional Countries which may be unrated or low-rated. The Fund may invest in debt securities rated below BBB by the Standard and Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Baa by Moody's Investors Service, Inc. ("Moody's"). It is likely that many of the debt securities in which the Fund will invest will be unrated, and whether or not rated, the debt securities may have speculative characteristics. The market value of debt securities generally varies in response to changes in interest rates and the financial conditions of the issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value. See "Risk Factors - Derivatives Risk."

     LOANS OF PORTFOLIO SECURITIES. The Fund may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to 102% of the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to retain any voting rights with respect to the securities.

     WHEN-ISSUED, DELAYED DELIVERY AND TO-BE-ANNOUNCED SECURITIES. The Fund may purchase securities on a when-issued, delayed delivery or to-be-announced basis. These transactions involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date, and permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market action. No income accrues to the purchaser of a security on a when-issued, delayed delivery or to be announced basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a when-issued, delayed delivery or to be announced basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will only make commitments to purchase securities on a when-issued, delayed delivery or to be announced basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable.

     The Fund will establish in a segregated account, or earmark as segregated on the books of the Fund or the Fund's custodian, an amount of liquid assets equal to 102% of the amount of its commitment to purchase securities on a when-issued, delayed delivery or to be announced basis. These assets will be marked-to-market daily, and the Fund will increase the aggregate value of the assets, as necessary, to ensure that the assets are at least equal to 102% of the amount of the Fund's commitments.

     INVESTMENT COMPANIES. The Fund may invest in other investment companies, other than those for which the Investment Manager serves as investment adviser or sponsor, which invest principally in securities in which the Fund is authorized to invest. These other investment companies may include investment companies, some of which may be organized outside of the U.S., whose shares are only available to a limited number of U.S. investors. Under the 1940 Act, the Fund may invest a maximum of 10% of its total assets in the securities of other investment companies and not more than 5% of the Fund's total assets in the securities of any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. To the extent the Fund invests in other investment companies, the Fund's shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The Fund's investment in certain investment companies will result in special U.S. federal income tax consequences described below under "Taxation."

     BORROWING. The Fund will not employ leverage to purchase portfolio securities. However, the Fund may borrow money for temporary or emergency purposes (including, for example, clearance of transactions) in an amount not exceeding 5% of the value of the Fund's total assets (including the amount borrowed), and may borrow money in connection with repurchases of its shares or tender offers or to pay dividends or distributions required for tax purposes in an amount up to one-third of the value of the Fund's total assets (including the amount borrowed). The Fund will not purchase portfolio securities during any period when borrowings exceed 5% of its total assets. Money borrowed will be subject to interest and other costs, which may include commitment fees and/or the cost of maintaining minimum balances.

     TEMPORARY INVESTMENTS. During periods in which the Investment Manager believes changes in economic, financial or political conditions make it advisable, the Fund may, for temporary defensive purposes, reduce its holdings in equity securities and invest without limit in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. The short-term and medium-term debt securities in which the Fund may invest consist of (a) obligations of the U.S. or Russian governments, and their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by various governments or international development agencies;
(d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. or Russian corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities. The Fund intends to invest for temporary defensive purposes only in short-term and medium-term debt securities rated, at the time of investment, A or higher by Moody's or S&P or, if unrated by either rating agency, of equivalent credit quality to securities so rated as determined by the Investment Manager. For purposes of the Fund's investment restriction prohibiting the investment of 25% or more of the total value of its assets in a particular industry, a foreign government (but not the U.S. government) is deemed to be an "industry," and therefore investments in the obligations of any one foreign government may not equal or exceed 25% of the Fund's assets. In addition, supranational organizations are deemed to comprise an industry, and therefore investments in the obligations of such organizations may not, in the aggregate, equal or exceed 25% of the Fund's assets. The Investment Manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities. In these circumstances, the Fund may be unable to achieve its investment goal.

     [LOANS TO AFFILIATED INVESTMENT COMPANIES. Subject to the Fund's fundamental restrictions on lending, the Fund may also make loans to affiliated investment companies or other affiliated entities, pursuant to an exemptive order granted by the SEC in September 1999 These lending transactions may include terms that are more favorable than those which would otherwise be available from lending institutions. The Fund may also, under certain conditions, lend cash to other funds in Franklin Templeton Investments at rates higher than those that the Fund would receive if the Fund loaned cash to banks through short-term lending transactions, such as repurchase agreements. The duration of interfund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. The Fund may not lend to another fund through the credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 5% of its net assets for equity funds or 7.5% of its net assets for taxable bond funds at the time of the loan. Also, the Fund's interfund loans to any one fund shall not exceed 5% of the Fund's net assets.

         REPURCHASE AGREEMENTS. Repurchase agreements are contracts under which a buyer of a security simultaneously commits to resell the security to the seller at an agreed price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Investment Manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price including accrued interest. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

                                  RISK FACTORS

     Risk is inherent in all investing. The following discussion summarizes some of the risks that a potential buyer of the Fund's Common Stock should consider before deciding whether to invest in the Fund's Common Stock. For additional information about the risks associated with investing in the Fund's Common Stock, see the discussion of risks associated with the Fund's investments found in "Investment Objective and Policies."

                                     GENERAL

     The Fund is a non-diversified, closed-end investment company designed primarily as a long-term investment and not as a trading tool. The Fund invests generally in a portfolio of Russia and East European securities. An investment in the Fund's Common Stock may be speculative and involves a high degree of risk. The Fund should not be considered a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.


                    RUSSIA AND EAST EUROPEAN SECURITIES RISK

        Investing in Russia and East European Companies involves a high degree of risk and special considerations not typically associated with investing in the United States securities markets, and should be considered highly speculative. Such risks include, among others:

     o the risk of nationalization or expropriation of assets or confiscatory taxation, which may involve the risk of total loss;

     o greater social, economic and political uncertainty and instability, including transitional forms of government, regional conflict and the risk of war and acts of terrorism, and the fact that Russia and other Regional Countries have extensive trading relationships with Iran and Iraq;

     o possibility of reversal of reform policies or the implementation of governmental policies;

     o banking systems in Regional Countries remain underdeveloped and continue to change, and a possible banking crisis could place severe liquidity constraints on Regional Country Issuers' and the Fund's financial position and results of operation;

     o physical infrastructures of Regional Countries are in very poor conditions which can disrupt normal business activities of Regional Countries Issuers;

     o recent terrorist activity in the Middle East region and elsewhere, including Russia having significant adverse effect on international and domestic financial and commodity markets;

     o high government debt relative to gross domestic product, growths of black and grey economies, high levels of capital flight, significant increases in unemployment and underemployment and high poverty levels amongst the population;

     o delays in settling portfolio transactions and risk of loss arising out of the system of share registration and custody used in certain Regional Countries;

     o risks in connection with the maintenance of Fund portfolio securities and cash with foreign subcustodians and securities depositories, including the risk that appropriate sub-custody arrangements will not be available to the Fund;

     o ownership in shares of Russian companies is recorded by the companies themselves and by registrars, rather than a central registration system, therefore, it is possible that the Fund's ownership rights could be lost through fraud or negligence and Russian banking institutions and registrars are not guaranteed by the government, the Fund may not be able to pursue claims on behalf of the Fund's shareholders and the Fund's shareholders may not be able to pursue claims on their own behalf because of the system of share registration and custody;

     o judiciary's lack of independence and sufficient experience, governmental discretion in instigating, joining and enforcing claims, possibly preventing the Fund from obtaining effective redress from any court or tribunal;

     o inconsistency among laws, decrees, governmental and ministerial orders and resolutions, and between federal, regional and local laws and regulations, the lack of judicial or administrative guidance on interpreting the applicable laws and regulations;

     o the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment (foreign judgment) or arbitral award (foreign arbitral award);

     o significant  administrative  discretion in application and enforcement of
       legislation,   non-availability   of   reliable   texts  of  laws  and
       regulations at the regional and local levels hindering consistent and accurate application thereof;

     o pervasiveness of public corruption and crime in the economic and administrative systems of certain Regional Countries;

     o greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets in which the Fund may invest;

     o the fact that centralized public markets for trading securities in Regional Countries are still developing and much of the trading continues to occur over-the-counter;

     o as a result of  consolidation  and mergers in Russia, a limited number of
       issuers   represent   a   substantial   percentage   of   the   market
       capitalization of Russia's securities markets and Russia's gross domestic product;

     o the fact that the Russian and certain other East European economies' reliance on the production and export of oil and the risks associated with dramatic shifts in the price of oil on a worldwide basis, dependence of the local markets on fluctuations in the global economies;

     o currency exchange rate volatility and the lack of available currency hedging instruments, lack of hedging instruments regulation;

     o the Fund may engage in trading in derivative instruments, which may include: forward foreign currency exchange contracts, currency futures contracts and options thereon, put and call options on securities, indices and foreign currencies, stock index futures contracts and options thereon and interest rate futures contracts and options thereon; contradictory regulation is of derivative instruments and inconsistent court practice on its enforcement may have material adverse effects on the Fund's rights under the respective obligations and ultimately on the Fund's results of operation and financial position;

     o higher rates of inflation (including the risk of social unrest associated with periods of hyperinflation);

     o controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the Fund's ability to exchange local currencies for U.S. dollars;

     o the risk that the government of a Regional Country or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented in the region since the dissolution of the Soviet Union and could follow radically different political and/or
       economic   policies  to  the   detriment   of   investors,   including
       non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors or a return to the completely centrally planned economy that existed prior to the dissolution of the Soviet Union;

     o Regional Country Issuers, may be smaller, less seasoned and newly organized companies;

     o Russia and other Regional Countries presently receive significant financial assistance from a number of countries through various programs and to the extent these programs are reduced or eliminated in the future, Russian and other Regional Country economic development could be adversely impacted;

     o the risk that dividends may be withheld at the source, thus reducing investment profits;

     o dependency on exports and the corresponding importance of international trade;

     o the difference in, or lack of, disclosure, corporate governance standards, auditing and financial reporting standards, which may result in unavailability of material information about issuers in many Regional Countries;

     o the lack of consistent application and enforcement of tax regulations, uncertainty about the future development of the tax system and the possibility of imposing arbitrary or onerous taxes and penalties in the future;

     o the fact that statistical information regarding the economy of Regional Countries may be inaccurate or not comparable to statistical information regarding the U.S. or other economies;

     o lack of developed regulation of the securities markets and corporate regulation than in more developed countries;

     o the fact that Regional  Country Issuers may be forced into liquidation on
       the  basis  of  formal   non-compliance   in  the  past  with  certain
       legislative requirements;

     o the difficulty to enforce minority shareholder protection rights may limit the Fund's ability to bring, or recover in, an action against Regional Country Issuers;

     o absence of reliable official data and central credit information, limited and non-reliable corporate disclosure;

     o incompatibility of Russian accounting standards with IFRS or U.S. GAAP;

     o the fact that securities of Regional Countries are subject to higher volatility than securities in more developed countries;

     o the risks associated with the difficulties that may occur in pricing the Fund's portfolio securities;

     o possible difficulty in identifying a purchaser or seller of securities held by the Fund due to the underdeveloped nature of the securities markets;

     o the risk of lawsuits arising from restrictive regulations and practices with respect to foreign investment in particular industries;

     o the risk of being unable to enforce legal judgments and/or contracts in Regional Countries;

     o the  risk  that,  by  possibly   investing   significantly   in  certain
       multi-industry sectors, the Fund may be affected more by any single economic, political or regulatory development relating to a particular sector; and

     o markets that may be substantially influenced by insider trading and other market practices not accepted in developed markets.

     Investments in businesses operating in emerging markets, which include Regional Countries, are generally subject to greater risks than those operating in more developed markets. Investing in emerging markets, including Russia, involves greater risks than investing in more developed markets, including, in some cases, significant political, economic and legal risks, as more fully described below. Investors should note that the conditions in these markets are subject to rapid change, and the information set out in this offering circular may become outdated relatively quickly. Financial turmoil in one emerging market country tends to adversely affect prices in equity markets of many emerging market countries or the equity prices of companies that do business in such countries as investors move their money to more stable, developed markets. As has happened in the past, financial problems, or an increase in the perceived risks associated with investing in emerging economies, could dampen foreign investment in these markets and adversely affect their economies. In addition, during such times, companies that operate in emerging markets can face severe liquidity constraints as foreign funding sources are withdrawn. Financial turmoil in any Regional Country may adversely affect prices in stock markets and prices for debt securities of all emerging market countries as investors move their money to more stable, developed markets and could disrupt the Fund's business and result in deterioration of its financial position. There can be no assurance that investors' interest in Regional Countries will not be negatively affected by events in other emerging markets or the global economy in general.

     Generally, investment in emerging markets is only suitable for investors who fully appreciate the significance of the risks involved in investing in emerging markets. It also should be noted that emerging markets such as Regional Countries are subject to rapid change and that the information set out within this Prospectus may become outdated within a relatively short period. As happened in the past, financial problems or an increase in the perceived risks associated with investing in emerging economies could adversely affect Regional Countries' economy and, as a result, the Fund's investment activities therein.

     Stock corporations are a relatively new concept in some Regional Countries and there may not be a developed body of securities laws or laws governing corporations or joint stock companies. Many of the company and securities laws and regulations of the Regional Countries are in their early stages of development. Laws regarding fiduciary duties of officers and directors, and the protection of investors, including foreign investors, are in the early stages of development and existing laws do not cover all contingencies or are not generally enforced. The laws regulating ownership, control and corporate governance of companies are relatively new. Disclosure and reporting requirements do not guarantee that material information will always be available and antifraud, insider trading and anti money-laundering legislation is generally rudimentary or its implementation lacks consistency. The concept of fiduciary duties on the part of the management or directors to their companies or the shareholders is not well developed. The recent nature of much of Regional Countries' legislation, the lack of consensus about the scope, content and pace of economic and political reform, and the rapid evolution of the legal systems in ways that may not always coincide with market developments may result in ambiguities, inconsistencies and anomalies, the enactment of laws and regulations without a clear constitutional or legislative basis, and ultimately in investment risks that do not exist in more developed legal systems. All of these weaknesses could affect the Fund's ability to enforce its rights, or to defend itself against claims by others in respect of its investments in Regional Countries. Furthermore, no assurance can be given that the development or implementation or application of legislation (including government resolutions or Presidential decrees) will not adversely affect foreign investors.

     The Fund's holdings of equity securities of Regional Country Issuers are expected to represent a relatively significant portion of the total float of such securities available for public trading and, therefore, the size of the Fund's holdings in specific securities relative to the trading volume in those securities could adversely affect the prices at which the securities are bought or sold and could lengthen the time period during which buying and selling programs are effected. Anticipation of the offering in the Russian and East European securities markets may increase the prices that would otherwise be paid by the Fund for certain securities and lengthen the time period required to fully invest the proceeds of the offering.

     Russia and East European countries and other of the countries in which the Fund may invest may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things, the following:
(i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection.

     Regional Countries are in varying stages of transition towards market-oriented economies based on private and entrepreneurial initiatives, multiparty democracies, pluralism and market economies. These countries in most instances experienced extremely volatile market performance in the past decade. As an example, in 1998, a number of substantial Russian companies failed over a very short period of time. Stocks of other major Russian companies lost considerable market value, although many have since recovered. A new crisis can occur in any Regional Country at any time. A substantial portion of the economic growth, if any, of Regional Countries is attributable to their exporting industries rather than domestic consumption; therefore, the Regional Countries are also highly susceptible to economic downturns in West European countries and the U.S., which are substantial consumers of then-exported products.

     Regional Country markets continue to be relatively volatile, and the Fund's investments will remain subject to currency fluctuation and local political, economic and social uncertainties. Furthermore, as a non-diversified fund, the Fund is permitted to invest in a relatively small number of issuers and, as a result, may be subject to greater risk of loss with respect to its portfolio securities. Investments in a single region, even though representing a number of different countries, may be affected by common economic forces and other factors. The Fund is subject to greater risks of adverse events which occur in the region and may experience greater volatility than a Fund that is more broadly diversified geographically.

     The economies of the Regional Countries have been subject to abrupt downturns. In particular, the Russian Government's decision to temporarily stops supporting the ruble in August 1998 caused the Russian currency to collapse, which, along with a number of other actions, caused eventually a severe economic crisis in Russia, as mentioned above. In 2004, following a general fall in confidence in the Russian banking system, the Russian banking sector experienced a reduction in liquidity. While it has since recovered, the Fund is unable to predict the effect that in a future significant deterioration in the liquidity of, or significant volatility in, the Russian banking system, could have on the financial position of local issuers. Although economic conditions in Russia have been improving since 1999, there is a lack of consensus as to the scope, content and place of economic and political reform.

     No assurance can be given that reform policies will continue to be implemented and, if implemented, will be successful, that Regional Countries will remain receptive to foreign investment, or that their economy will continue to improve. Any failure or reversal of the current policies of economic reform and stabilization could have a material adverse effect on Regional Country Issuers' business, financial condition, results of operation or prospects. For example, according to the Ministry for Economic Development and Trade, economic growth in Russia slowed from 7.2% in 2004 to 6.4% in 2005.

     Regional Countries' economy could be adversely affected by market downturns and economic slowdowns elsewhere in the world. As has happened in the past, financial problems outside the Russian Federation or an increase in the perceived risks associated with investing in emerging economies could dampen foreign investment in Russia and adversely affect the Russian economy. Additionally, because the Russian Federation produces and exports large volumes of oil and gas, the Russian economy is particularly sensitive to the price of oil and gas on the world market, and a decline in the price of oil and gas could have a significant negative impact on the Russian economy. These developments could severely limit Russian banks' access to capital and could adversely affect Regional Country Issuers' business, financial condition, results of operations or prospects.

     Recent terrorist activity and the recent armed conflicts in the Middle East have had a significant effect on international and domestic finance and commodity markets. Any future acts of terrorism or armed conflicts in the Russian Federation or internationally could have an adverse effect on the financial and commodities markets and the global economy. As Russia produces and exports large amounts of crude oil and gas, any acts of terrorism or armed conflict causing disruptions of Russian oil and gas exports could negatively affect the Russian economy and, thus, adversely affect , financial condition, results of operations or prospects.

     There are also individual exceptions within Regional Countries from a risk perspective. For example, while Belarus and Moldova are geographically in the same region, their economies are significantly less developed than those of other Regional Countries.

     Investing in any emerging market means tolerating a certain amount of volatility and, in some cases, severe market corrections. Such highly speculative investing involves special risk considerations not typically associated with investing in securities markets in the U.S. The specific nature of such risks may vary according to the Regional Country in which investments are made. In addition, certain markets may be relatively illiquid and unforeseen changes in economic conditions may occur. Since the Fund's investments are permitted to include a broad array of issuers in Regional Countries, rather than being limited mainly to investments tied to any single country, the Fund may increase its investments in a number of markets which may be considerably less developed than those of the U.S., Europe, or even Russia. Less developed markets involve higher levels of risk. In addition, many companies in countries with developing markets generally do not have operating histories of significant duration. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities that are traded in more developed markets.

     The Fund is permitted to invest up to 100% of its total assets in issuers tied to a single country within its investment universe. Focusing on issuers tied to a single country exposes the Fund to increased currency, political, regulatory and other risks. In such an event, market swings in an individual country's market in which the Fund may be heavily, if not exclusively, invested, will be likely to have a greater effect on Fund performance. However, the Fund has no present intention to invest up to 100% of its assets in a single country, although the Fund currently expects to continue its focus on investments in Russia to the extent that the Investment Manager believes attractive investment opportunities in Russia are available.

                                  Custody Risk

     Because of the recent formation of the securities markets in many Russian and Eastern European countries as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act is generally determined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by local registrars. These registrars are not necessarily subject to effective state supervision and it is possible for the Fund to lose its share registration through fraud, negligence or even mere oversight. . Due to the lack of a central and rigorously regulated securities registration systems in Russia, transactions in respect of local issuers' securities could be improperly or inaccurately recorded, and securities registration could be lost through fraud, negligence, official and unofficial governmental actions or oversight by registrars incapable of compensating shareholders for their misconduct. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable local regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 50 shareholders or so elects is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. This practice may prevent the Fund from investing in the securities of certain Regional Country Issuers deemed suitable by the Investment Manager. Further, this also could cause a delay in the sale of securities by the Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment. Further, creation of multiple registers in violation of registration rules and other fraudulent actions by issuers and their management may cause damage to investors.

                              MARKET DISCOUNT RISK

     The Fund's Common Stock has typically traded at a premium relative to NAV. See "Market and Net Asset Value Information" for a chart that shows how the market value of the Fund's Common Stock has fluctuated compared to its NAV throughout the Fund's history. The public offering price represents a [ ]% premium over the per share NAV on [ ], 2007; however, there can be no assurance that this premium will continue after this Offering or that the shares of Common Stock will not trade again at a discount. Shares of closed-end investment companies frequently trade at prices lower than their NAV, but in some cases trade above NAV. The provisions of the 1940 Act require, as a condition to the completion of this Offering, that the public offering price of the shares of Common Stock, less the sales load and discounts, must equal or exceed the NAV per share of the Fund's Common Stock (calculated within 48 hours of pricing). An investor who buys the Fund's Common Stock in the Offering at a price that reflects a premium to NAV may experience a decline in the market value of these shares of Common Stock independent of any change in their NAV. Whether shareholders will realize a gain or loss upon the sale of the Fund's shares of Common Stock depends upon whether the market value of the shares of Common Stock at the time of sale is above or below the price the shareholder paid, taking into account transaction costs for the shares, and is not directly dependent upon the Fund's NAV. Because the market value of the Fund's shares of Common Stock will be determined by factors such as the relative demand for and supply of the shares of Common Stock in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its shares of Common Stock will trade at, below or above NAV, or below or above the public offering price for the shares of Common Stock. The Fund's Common Stock is designed primarily for long-term investors, and you should not purchase shares of Common Stock if you intend to sell them shortly after purchase.

     Shares of closed-end investment companies that invest primarily in foreign countries frequently trade at a discount from net asset value and the initial public offering price. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that a fund's net asset value will decrease. The risk of purchasing shares of a closed-end investment company that might trade at a discount from net asset value is more pronounced for investors who purchase shares in a public offering and who wish to sell their shares in a relatively short period of time. For those investors, realization of a gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

                             EQUITY SECURITIES RISK

     Consistent with its objective, the Fund will invest a substantial portion of its assets in Russia and East European equity securities. Equity securities, such as common stock, generally represent an ownership interest in a company. Although equity securities have historically generated higher average returns than fixed income securities -- at least in developed markets -- equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. The price of the Fund's shares of Common Stock can fall because of weakness in a Regional Country market, a particular industry or specific holdings. A Regional Country market as a whole can decline for many reasons, including adverse political or economic developments in such Regional Country or elsewhere, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. The Fund does not currently intend to hedge against currency risk; consequently, the Fund's equity securities are also subject to the risk that some holdings may lose value because of a decline in the value of a Regional Country currency or adverse political or economic events in a Regional Country or elsewhere. Investments in futures and options, if any, are subject to additional volatility and potential losses.

                             DIRECT INVESTMENTS RISK

     The Fund may invest up to 35% of its total assets in direct equity investments (i.e., private investments in non-publicly traded equity securities of Regional Countries) that the Investment Manager expects will provide for eventual disposition either through listing or sale of the securities to the issuer or another investor. Direct investments will consist of (i) the purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from an investor in the enterprise. Such investments may involve a high degree of business and financial risk. Due to the absence of a public trading market for the Fund's direct investments, they will be less liquid than listed securities. Although these investments may, in some cases, be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities and in some cases it may not be possible to identify a buyer. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. In addition, the Fund may be unable to dispose of its direct investments at then-current market prices and may have to dispose of such securities over extended periods of time. Because of the absence of any trading market for these investments, the Fund may take longer to liquidate these positions than it would for listed securities. In addition, securities in Regional Countries, and particularly those that are not publicly traded, are not subject to the disclosure and other investor protection requirements that are generally accepted as necessary in countries with developed securities laws.

                                DERIVATIVES RISK

     The Fund is permitted to engage in foreign currency hedging transactions and to enter into options and futures transactions with respect to securities and indices, some or all of which are commonly known as derivatives, and which may involve the risk of loss in the event of adverse movements in the value of the underlying instruments. [However, these strategies cannot at the present time be used to a significant extent by the Fund in the markets in which the Fund will principally invest.] Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligations; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund. In addition, in Regional Countries derivative transactions may be unenforceable due to their qualification by courts as gaming, or for other reasons related to the insufficient and inconsistent regulation on derivatives.

                        COUNTRY, SECTOR OR INDUSTRY FOCUS

     The Fund is permitted to invest up to 100% of its total assets in issuers tied to a single country within its investment universe. To the extent the Fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the Fund will face a greater risk of loss due to factors affecting a single country, sector or industry than if the Fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world. Focusing on issuers tied to a single country exposes the Fund to increased currency, political, regulatory and other risks. In such an event, market swings in an individual country's market in which the Fund may be heavily, if not exclusively, invested, will be likely to have a greater effect on Fund performance. However, the Fund has no present intention to invest 100% of its assets in a single country, although the Fund currently expects to continue its focus on investments in Russia to the extent that the Investment Manager believes attractive investment opportunities in Russia are available.

                             SMALLER COMPANIES RISK

     While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. In addition, smaller companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

                                   STOCK RISK

     Although this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities markets as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of various stocks held by the Fund.

                     FOREIGN CURRENCY AND EXCHANGE RATE RISK

     Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. Restrictions on currency trading that may be imposed by developing market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

     Securities in Russia are usually issued in rubles and traded in rubles. Since 2000, the Russian ruble has been stable relative to the U.S. dollar, unlike in the period immediately following the crisis of August 1998, when the Russian ruble experienced significant depreciation relative to the U.S. dollar. The ability of the Russian government and the Russian Central Bank to maintain the low volatility of the Russian ruble will depend upon many political and economic factors, including their ability to control inflation and the availability of foreign currency.

     Currency devaluations may occur without warning and are beyond the control of the Investment Manager. To the extent such instruments are available on terms acceptable to the Fund, the Fund may attempt to mitigate the risks associated with currency fluctuations at times by entering into forward, futures or options contracts should suitable instruments be available on acceptable terms.

                             LOWER-RATED SECURITIES

     The Fund may invest up to 20% of its total assets in unrated debt securities as well as debt securities that are rated in any category by recognized statistical rating organizations when consistent with the Fund's investment objective and policies. Securities rated below investment grade, sometimes called "junk bonds," generally have more credit risk than higher-rated securities.

     Companies issuing high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment.

     The prices of high yield, fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

     High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests.

                            NON-DIVERSIFICATION RISK

     The Fund is a non-diversified fund. It may invest a greater portion of its assets in the securities of one issuer than a diversified fund. The Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Fund's shares. However, the Fund intends to comply with the diversification requirements imposed by the U.S. Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. In addition, the Board of Directors has adopted non-fundamental policies under which the Fund (i) will not invest more than 25% of its total assets in a particular industry (for purposes of this restruction, a foreign government (but not the U.S. government) is deemed to be an "industry" and supranational organizations, in the aggregate, are deemed to be an "industry") and (ii) will not invest more than 20% of its total assets in any one issuer. See "Risk Factors- Market Discount Risk"; Risk Factors-Non-Diversification" and "Taxation."

                                 MANAGEMENT RISK

     TAML's judgment about the attractiveness, relative value or potential appreciation of a particular security or investment strategy may prove to be incorrect.

                      MARKET AND SECURITIES SELECTION RISK

     The Fund is subject to general market and securities selection risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that a market will go down sharply and unpredictably or otherwise have a high degree of volatility. Securities selection risk is the risk that the securities that TAML selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

                       DEPENDENCE OF FUND ON KEY PERSONNEL

     Substantially all of the Fund's investment decisions are dependent on the expertise of its portfolio manager. If the Fund were to lose the services of the portfolio manager, it could have an adverse impact on the performance of the Fund. There can be no assurance that a suitable replacement could be found for the portfolio manager in the event of his death, resignation or inability to act on behalf of the Fund.

                                 INFLATION RISK

     Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's Common Stock and dividends can decline. Some Regional Countries historically have had volatile inflation rates, and if the inflation rate of one or more Regional Countries were to enter a period of extreme volatility, the value of the Fund's holdings would fluctuate correspondingly.

                                 LIQUIDITY RISK

     It may be difficult for the Fund to buy and sell significant amounts of Regional Country securities without an unfavorable impact on prevailing market prices. Trading on the stock exchanges in [most] Regional Countries is not as active as trading on the NYSE, the American Stock Exchange or other major stock exchanges in the U.S. Consequently, larger purchases or sales of these securities by the Fund in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The Fund may also have difficulty purchasing securities in companies in which the Fund would otherwise invest. Investment of the Fund's capital in securities that are less actively traded or that over time experience decreased trading volume may restrict the Fund's ability to take advantage of other market opportunities.

                               DEPOSITARY RECEIPTS

     The Fund is permitted to invest indirectly in securities through sponsored or unsponsored ADRs, GDRs and other types of Depositary Receipts. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risks associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales and certain foreign securities markets trading risks. In general, there is a large, liquid market in the U.S. for ADRs of Regional Country Issuers quoted on a national securities exchange or on the Nasdaq. The information available for ADRs is subject to the accounting, auditing, and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

     Depositary receipts may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.
Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs, and there may not be a correlation between such information and the market value of the depositary receipts.

               DEBT SECURITIES - HIGH-YIELD, HIGH RISK SECURITIES

     The Fund may invest in debt securities of Russia and East European Issuers which may be unrated or low-rated. It is likely that many of the debt securities in which the Fund will invest will be unrated, and whether or not rated, the debt securities may have speculative characteristics. The market value of debt securities generally varies in response to changes in interest rates and the financial conditions of the issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value.

     The Fund may invest in debt securities rated below BBB by S&P and Baa by Moody's or, if unrated, deemed to be the equivalent by the Investment Manager. Such low-rated debt securities may involve greater risks of loss of income and principal than higher-rated securities, are speculative in nature, and are commonly known as "high yield" securities or "junk bonds." The unrated debt securities in which the Fund may invest will generally involve risks equivalent to those of low-rated debt securities. Although high risk, low-rated debt securities and comparable unrated debt securities may offer higher yields than do higher rated securities, they generally involve greater volatility of price and risk of principal and income. Securities having the lowest rating for non-subordinated debt instruments assigned by S&P and Moody's (I.E., rated CCC by S&P or C by Moody's) are considered to have extremely poor prospects of ever attaining any real investment standing; to be unlikely to have the capacity to pay interest or repay principal when due in the event of adverse business, financial or economic conditions; and/or to be in default or not current in the payment of interest or principal. In addition, the market in which unrated and low-rated debt securities are traded are more limited than those in which higher-rated securities are traded. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of unrated or low-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of unrated or low-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in unrated or low-rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher-rated securities. A debt security rated "D" by S&P means that the issuer is in payment default.

     Low-rated debt securities and comparable unrated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low-rated and unrated debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low-rated or unrated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low-rated or unrated debt securities defaults, the Fund may incur additional expenses in seeking recovery.

     The Fund may also invest in Structured Investments which involve certain risks. See "Investment Objective and Policies." In addition to the credit risk of the issuer of the underlying security and the normal risks of price changes in response to underlying interest rates, the redemption amount of a Structured Investment may decrease as a result of changes in the price of the underlying instrument. Further, in the case of certain Structured Investments, the coupon and/or dividend may be reduced to zero, and any further declines in the value of the underlying instrument may then reduce the redemption amount payable on maturity. Finally, the price of Structured Investments may be more volatile than the price of the underlying instrument. The Fund is permitted to invest in classes of Structured Investments which are subordinated to the right of payment of another class, which typically present greater risks than unsubordinated Structured Investments. Structured Investments are typically sold in private placement transactions and currently have no active trading market.

                               CHARTER PROVISIONS

     The Fund's Articles of Incorporation, as amended (the "Articles") and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of the Fund's Board of Directors. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Directors, advance notice requirements for shareholder proposals, and super-majority voting requirements for conversion of the Fund to an open-end investment company or certain merger, asset sale or similar transactions. See "Certain Provisions in the Articles of Incorporation."

                                    TAX RISK

     The Fund may invest in securities of which the federal income tax treatment may not be clear or may be subject to recharacterization by the U.S. Internal Revenue Service (the "IRS"). It could be more difficult for the Fund to comply with the U.S. tax requirements applicable to regulated investment companies, or with the tax requirements applicable to foreign investors, if the tax characterization of the Fund's investments or the tax treatment of the income from such investments were successfully challenged by the IRS. In addition, the Fund's portfolio holdings have substantial unrealized appreciation (see "Capitalization") and sales of appreciated securities could entail taxable capital gains distributions to investors regardless of how long they have been shareholders of the Fund. see "Dividends and Distributions."

                             MARKET DISRUPTION RISK

     Securities markets of Regional Countries are substantially smaller, less liquid and significantly more volatile than the securities markets in the United States. In addition, there is little historical data on these securities markets because they are of recent origin. [A substantial proportion of securities transactions in some Regional Countries are privately negotiated outside of stock exchanges and over-the-counter markets. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value.]

                           FORWARD-LOOKING STATEMENTS

     Certain statements in this Prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the Fund's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under "Risk Factors" in this Prospectus and those discussed in "Investment Objective and Policies" in the SAI. In this Prospectus, the Fund uses words such as "anticipates," "believes," "expects," "intends" and similar expressions to identify forward-looking statements.


     The  forward-looking   statements  contained  in  this  Prospectus  include
statements as to:

     o the Fund's operating results;

     o the Fund's business prospects;

     o the impact of investments that the Fund expects to make;

     o the Fund's contractual arrangements and relationships with third parties;

     o the dependence of the Fund's future success on the general economy and its impact on the industries in which the Fund invests; and

     o the Fund's tax status.

     The Fund has based the forward-looking statements included in this Prospectus on information available to it as of the date of this Prospectus, and the Fund assumes no obligation to update any such forward-looking statements. Although the Fund undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that the Fund may make directly to you or through reports that the Fund in the future may file with the SEC, including the Fund's annual and semi-annual reports.

                             MANAGEMENT OF THE FUND

                             DIRECTORS AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors, and the day-to-day operations of the Fund are conducted through or under the direction of officers of the Fund.

     The Board of Directors is divided into three classes, each having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class will serve for a three-year term. There are ten directors of the Fund, two of whom are "interested persons" of the Fund (as defined in the 1940 Act) and eight of whom are not "interested persons." The names and business addresses of the directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

                               INVESTMENT MANAGER

     The investment manager of the Fund is Templeton Asset Management Ltd., a Singapore company that is registered under the Investment Advisers Act of 1940, as amended, with an office at 7 Temasek Blvd., Suntee Tower One, #303, Singapore 03987. The Investment Manager was organized in Singapore in [ ] and, as of September 30, 2006 had more than $[ ] in assets under management. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a global investment management organization operating as Franklin(R) Templeton(R) Investments. Franklin(R) Templeton(R) Investments provides global and domestic investment management solutions managed by its Franklin, Templeton, Mutual Series and Fiduciary Trust investment teams. The San Mateo, CA-based company has more than 50 years of investment experience and more than $511 billion in assets under management as of September 30, 2006.

     For its services, the Investment Manager receives a monthly fee, payable in arrears in U.S. dollars, at the annual rate of the Fund's average weekly net assets as shown below:

               1.25% up to and including $1 billion;
               1.20% over $1 billion, up to and including $5 billion;
               1.15% over $5 billion, up to and including $10 billion; 1.10% over $10 billion, up to and including $15 billion; 1.05% over $15 billion, up to and including $20 billion; and 1.00% over $20 billion.

     A discussion regarding the basis for the Board of Directors approval of the investment management agreement with TAML is available in the Fund's annual report to shareholders for the Fund's fiscal year ended March 31, 2006.

                    NON-U.S.-RESIDENT DIRECTORS AND OFFICERS

     While the Fund is a Maryland corporation, the Investment Manager and certain of the Fund's Directors and officers (Messrs. Crothers, Tseretopoulos, Mobius and Everett) are non-residents of the United States and have all, or a substantial part, of their assets located outside the United States. None of such Directors and officers has authorized an agent for service of process in the U.S.. As a result, it may be difficult for U.S. investors to effect service of process upon such Directors and officers within the U.S. or effectively to enforce judgments of courts of the U.S. predicated upon civil liabilities of such Directors or officers under the federal securities laws of the U.S.

     [The Fund has been advised by local counsel in Singapore, a foreign jurisdiction in which the Investment Manager is incorporated, that the judgments of U.S. courts based on the civil liability provisions of the federal securities laws of the U.S. are not enforceable in Singapore courts, and that there is doubt as to whether Singapore courts will enter judgments in an original action brought in Singapore courts based solely on the civil liability provisions of the federal securities laws of the U.S.]

                              PORTFOLIO MANAGEMENT

     Mark Mobius, Ph.D., is the portfolio manager for the Fund. Dr. Mobius is primarily responsible for management of the Fund's assets. He has served as the Fund's portfolio manager and President since inception and Chief Executive Officer-Investment Management since 2002. Dr. Mobius is portfolio manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.; Executive Vice President and Director, Templeton Global Advisors Limited; and officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments; and formerly, President, International Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987); and Director, Vickers da Costa, Hong Kong (1983-1986).

     The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund's Common Stock.

                        ADMINISTRATOR; SUB-ADMINISTRATOR

     Franklin Templeton Services, LLC ("FT Services" or the "Administrator"), 500 East Broward Boulevard, Fort Lauderdale, Florida 33394, under a Fund Administration Agreement with the Fund and the Investment Manager, performs certain administrative functions as administrator for the Fund, including: (i) providing office space, telephone, office equipment and supplies for the Fund;
(ii) paying compensation of the Fund's officers; (iii) authorizing expenditures and approving bills for payment on behalf of the Fund; (iv) supervising preparation of periodic reports to shareholders, notices of dividends, capital gains distributions and tax credits, and attending to correspondence and other communications with individual shareholders; (v) pricing of the Fund's portfolio securities and supervising publication of the net asset value of the Fund's shares of Common Stock, earnings reports and other financial data; (vi) monitoring relationships with organizations serving the Fund, including the custodian, transfer agent, sub-administrator and printers; (vii) providing trading desk facilities to the Fund; (viii) supervising compliance by the Fund with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the custodian and transfer agent), and preparing and filing Fund tax reports other than the Fund's income tax returns; and (ix) providing executive, clerical and secretarial help needed to carry out these responsibilities.

     For its services, the Administrator receives a monthly fee, payable in arrears in U.S. dollars, at an annual rate of 0.25% of the Fund's average weekly net assets. The Administrator is relieved of liability to the Fund for any act or omission in the course of its performance under the Fund Administration Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. The Fund Administration Agreement may be terminated by either party at any time on 60 days' written notice without payment of any penalty, provided that termination by the Fund is approved by a majority of the Board of Directors of the Fund in office at the time or by vote of a majority of the outstanding voting securities of the Fund, and will terminate automatically in the event of its assignment.

     The Administrator and the Fund have entered into a sub-administration agreement with BlackRock Advisors, LLC (the "Sub-Administrator"), under which the Sub-Administrator performs, subject to the Administrator's supervision, various administrative functions, which may include maintaining certain of the books and records of the Fund, calculating the net asset value of the Fund's shares of Common Stock based upon prices provided by the Investment Manager or others and providing the results of such calculations to information services, preparing certain financial data and reports and other documents required by the U.S. federal securities laws and regulations, paying authorized expenses of the Fund, interacting and working with organizations serving the Fund including the custodian, transfer agent and printers, maintaining certain records and information and providing data for calculations, reports and filings under federal and state tax statutes applicable to the Fund and providing the Fund with administrative office facilities. The Administrator will remain legally obligated to provide all administrative services to the Fund. For its services and facilities, the Administrator pays the Sub-Administrator a monthly fee, payable in arrears in U.S. dollars, at an annual rate of 0.20% of the Fund's average weekly net assets, subject to a monthly minimum fee of $12,500. The Sub-Administrator is an affiliate of Merrill Lynch & Co., Inc. The principal address of the Sub-Administrator is 800 Scudders Mill Road - Section 1B, Plainsboro, New Jersey 08536.

     The Board of Directors has approved the termination of the sub-administration agreement, effective on or before February 27, 2007. Thereafter, the Administrator will provide all administrative services, including those previously provided by the Sub-Administrator, and the administrative fee payable to the Administrator by the Fund will be reduced to 0.20% of the Fund's average weekly net assets.

                                    EXPENSES

     The Fund pays or causes to be paid all of its expenses, including: fees paid to the Investment Manager and the Administrator; legal expenses; auditing and accounting expenses; taxes and governmental fees; stock exchange listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund's custodian, subcustodians, transfer agent and registrar; [fees and expenses of independent directors and their counsel]; expenses of preparing share certificates and other expenses in connection with the issuance, offering or underwriting of securities issued by the Fund; expenses related to shareholder servicing; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of portfolio securities of the Fund; expenses of preparing and distributing reports, notices and dividends to shareholders; costs of stationery; any litigation expenses, and costs of shareholders' [and other] meetings.

                           DIVIDENDS AND DISTRIBUTIONS

     The Fund distributes to shareholders, at least annually, substantially all of its net investment income and net realized capital gains. Dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

     The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. Currently, the Fund expects to distribute any such excess to its shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. For the year ended December 31, 2006, the Fund made [] dividend payments to shareholders. On [], 2006, the Fund paid a dividend of US$[] per share to shareholders, and on [], 2006, the Fund paid a dividend of US$[] per share. This means that over the course of 2006, the Fund paid dividends totaling approximately []% of the total size of the Fund at the start of the period.

     Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principals and tax differences in the character of income and expense recognition.

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

     If shares of the Fund Common Stock are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he or she elects to withdraw. If the shares of Common Stock are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

     Participants should contact Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

     To receive dividends or distributions in cash, the shareholder must notify Mellon Bank, N.A. (the "Plan Administrator"), at the address above or the institution in whose name the shares of Common Stock are held. The Plan Administrator must receive written notice within ten business days before the record date for the distribution.

     Whenever the Fund declares dividends in either cash or Common Stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares of Common Stock. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares of Common Stock purchased on the NYSE or otherwise on the open market.

     The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

     Whenever shares of Common Stock are purchased on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator's fees for a sale of shares through the Plan are $15.00 per transaction plus a $0.12 per share trading fee.

     The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant's shares and send the proceeds, less a service charge of $15.00 and less trading fees of $0.12 per share, to the participant.

                            CLOSED-END FUND STRUCTURE

     Closed-end funds differ from open-end management investment companies (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund, you must trade them on the market like other shares of stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at NAV. Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. (The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid or less liquid securities.)

     Shares of closed-end investment companies frequently trade at a discount from NAV. If the Fund's Common Stock trades at a significant discount from NAV for an extended period of time, the Fund's Board of Directors may from time to time consider engaging, but is not required to engage, in open-market repurchases, tender offers for shares or other actions intended to ameliorate the situation that the Board considers appropriate under the circumstances. [The Board of Directors believes that any such actions may result in the temporary narrowing of the discount but historical trends indicate that such actions are unlikely to have any long-term effect on the discount level.] No assurance is made that the Fund's Board of Directors will decide to take any of these actions, or that if any such action is taken, the shares of Common Stock would subsequently trade at a price equal or close to NAV per share.

                                    TAXATION

     The following is a summary of the principal U.S. federal and non-U.S. income tax considerations regarding the purchase, ownership and disposition of shares in the Fund by U.S. shareholders. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this Prospectus, which are subject to change. The SAI contains additional tax information that you should read, including additional information about non-U.S. taxes and tax information for non-U.S. shareholders. You should also consult your own tax advisor before investing in the Fund.

                          THE FUND AND ITS INVESTMENTS

     The Fund has qualified and expects to continue to qualify and elect to be treated as a regulated investment company for each taxable year under the Code. The Fund expects that all of its foreign currency gains will be directly related to its principal business of investing in stocks and securities. As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its net investment income (I.E., income other than its net realized long- and short-term capital gains) and net realized capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of its investment company taxable income (I.E., 90% of the sum of its net investment income and net realized short-term capital gains, after taking into account certain required adjustments) for the taxable year is distributed, but the Fund will be subject to tax at regular corporate rates on any income or gains that it does not distribute. Furthermore, the Fund will be subject to a U.S. corporate income tax with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to satisfy this distribution requirement.

     The Fund intends to distribute annually to its shareholders all of its net investment income and net realized short-term capital gains. The Board of Directors of the Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers from prior years). The Fund currently expects to distribute any such excess annually to its shareholders.

     The Fund maintains and will continue to maintain accounts and calculate income in U.S. dollars. In general, gains or losses on the disposition of debt securities denominated in a foreign currency that are attributable to fluctuations in exchange rates between the date the debt security is acquired and the date of disposition, gains and losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and gains and losses from the disposition of foreign currencies and certain hedging instruments will be treated as ordinary income or loss.

     The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) are subject to straddle and other special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (I.E., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses.

                           DIVIDENDS AND DISTRIBUTIONS

     Distributions to shareholders of investment company taxable income will, except in the case of distributions attributable to "qualified dividend income" described below, be taxable as ordinary income to the extent of the Fund's earnings and profits, whether such distributions are paid in cash or reinvested in additional shares. Distributions of net long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund's shares. Dividends and distributions paid by the Fund will not qualify for the deduction for dividends received by corporations. For taxable years beginning on or before December 31, 2010, distributions of investment company taxable income designated by the Fund as derived from qualified dividend income will be taxable to individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the individual and the Fund. Qualified dividend income generally includes dividends from domestic corporations and dividends from "qualified foreign corporations." The determination of whether a particular foreign corporation is a qualified foreign corporation for U.S. federal income tax purposes depends on various factors. Because of the fact-specific nature of the inquiry, the Fund cannot predict at this time what portion of the dividends, if any, that it will receive from foreign corporations will be treated as qualified dividend income. Distributions in excess of the Fund's current and accumulated earnings and profits will first reduce a shareholder's basis in his shares and, after the shareholder's basis is reduced to zero, will constitute capital gains to a shareholder who holds his shares as capital assets.

          With respect to income dividends or capital gains distributions payable either in shares of the Fund's Common Stock or in cash, shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in the amount equal to the amount of money that the shareholders receiving cash dividends will receive, and should have a cost basis in the shares received equal to such amount. With respect to income dividends or capital gains distributions payable only in cash, shareholders receiving a distribution in the form of shares of Common Stock purchased in the open market will be treated for U.S. federal income tax purposes as receiving a distribution on the cash distribution that such shareholder would have received had it not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of such distribution.

                                 SALES OF SHARES

     Upon the sale or exchange of shares held as a capital asset, a shareholder will realize a taxable capital gain or loss depending upon the amount realized and his basis in his shares. Such gain or loss will be treated as long-term or short-term capital gain or loss depending upon the shareholder's holding period for the shares. Any loss realized on a sale or through the reinvestment of dividends and capital gains distributions in the Fund under the Plan, within a period (of 61 days) beginning 30 days before and ending 30 days after the disposition of the shares, will be disallowed. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for tax purposes as long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such share.

                                     NOTICES

     Shareholders will be notified annually by the Fund as to the U.S. federal income tax status of the dividends, distributions and deemed distributions made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

                                  FOREIGN TAXES

RUSSIA. The tax regime in Russia is currently uncertain and constantly evolving. Currently a registered investment company without a permanent establishment in Russia will incur gross withholding tax of 20% on capital gains to the extent the capital gains are derived from the sale of shares of Russian companies, where the asset value of such companies consists of more than 50% Russian real property. Otherwise the capital gains on the sale of shares of Russian companies will not be treated as Russian source income subject to withholding tax at source. To the extent a registered investment company without a permanent establishment in Russia receives dividends from a Russian company such dividends shall be subject to a 15% withholding tax at source. In addition, if a registered investment company receives interest income from a Russian source, such income will be subject to 20% withholding tax at source, with a lower 15% rate on interest received from governmental debt. Potentially, the above rates could be reduced pursuant to the double tax treaty between the United States and the Russia Federation with respect to dividends (to a 10% rate, generally, and 5% where a 10% ownership of voting stock requirement is met) and interest (to a 0% rate). However, a registered investment company may not be able to claim such tax treaty relief to the extent that it is unable to receive a tax residency certificate from the Internal Revenue Service certifying as to its tax residency in the United States or to the extent that the Russian tax authorities determine that the registered investment company is not the beneficial owner of the dividends (in the case of the lower 5% rate but not the 10% rate) or the interest. The double tax treaty between the United States and the Russian Federation contains a provision substantially similar to the Russian domestic tax law rule with respect to the taxation of capital gains derived from the sale of shares of Russian companies.

POLAND. Currently, a registered investment company will receive income from capital gains, corporate interest and government interest gross. Dividends will incur a withholding tax of 15% which will fall to 5% if the holding is above 10%.

     All dividend amounts earned by the Fund will be subject to withholding tax at 19%. However due to the double tax treaty between Poland and the US this amount is reduced at source to 15%. Interest distributions from corporate or government securities are subject to withholding tax at 20%. This rate cannot be reduced by the double tax treaty between Poland and the U.S.

     Capital gains realized on the sale of equities on the Warsaw Stock Exchange are exempted from withholding tax.

CROATIA. Currently, no withholding tax is imposed on Croatian source income for a registered investment company. All amounts earned by the Fund, including interest, dividends or net realized gains on amounts currently invested in Croatia are not subject to tax at source.

     All dividends and interest earned by the Fund on amounts currently invested in Croatia are not subject to tax at source.

HUNGARY. Hungary may seek to tax a non-resident on certain capital gains from securities. The regulations provide for the tax to be collected by means of a withholding tax at the rate of 18%. The practical application of this rule is subject to a certain amount of confusion and in practice withholding tax is not always imposed. Currently no withholding tax is imposed on other Hungarian source income for a registered investment company.

     Withholding tax on capital gains realized on investments in Hungary may be subject to withholding tax at 18% however in practice this is not always applied.

AUSTRIA. All dividend amounts earned by the Fund will be subject to withholding tax in Austria. The Fund can access the double tax treaty between Austria and the US and the rate of withholding tax is reduced to 15% from 25% but is required to submit a reclaim to the tax authorities in order to obtain this reduction. All interest distributions from corporate and government securities are not subject to withholding tax.

     Capital gains on investments are not subject to tax unless the Fund holds a qualifying participation in an Austrian corporation. A qualifying participation is defined as a holding or more than 1% of the share capital at any time within five years prior to disposal. If the Fund holds a qualifying participation any gain is subject to withholding tax at 34%.

OTHER COUNTRIES. The Fund may invest in several other countries in the future. Where double tax treaties are in place the rate of withholding tax suffered by the Fund on its investments will be reduced. However as the tax structures in some of the locations are still developing, double tax treaties may not be in place and therefore the Fund could suffer a higher rate of withholding tax.

                                 OTHER TAXATION

     Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

                                  NET ASSET VALUE

     Net asset value will be calculated no less frequently than the close of business on the last business day of each week, by dividing the value of the Fund's securities plus any cash and other assets (including accrued interest and dividends receivable) less all liabilities (including accrued expenses) by the number of shares outstanding, the result being adjusted to the nearest whole cent. A security listed or traded on a recognized stock exchange or NASDAQ is valued at its last quoted sale price on the principal exchange on which the security is traded unless management believes, in the case of a particular security, that the over-the-counter market represents the principal market for such security. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

     The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded, or as of 4:00 p.m., New York time, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the last current bid and asked price will be used.

     The Fund has adopted procedures to determine the fair value of individual securities and assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing and discounts from market prices of similar securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events which affect the value of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE, and will therefore not be reflected in the computation of the Fund's net asset value. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors. At [ ], the Fund held [ ]% of its net assets in a security valued at fair value as determined in good faith under procedures established by the Board of Directors with an aggregate cost of $[ ] and fair value of $[ ]. The Fund's estimate of fair value assumes a willing buyer and a willing seller, neither acting under a compulsion to buy or sell. Although securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the price originally paid by the Fund or the current carrying value, and the difference could be material.

     All other securities for which over-the-counter market quotations are readily available are valued at the mean between the last current bid and asked price. Securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund's direct investments will be valued at cost unless the Board of Directors, based on advice from the Investment Manager, concludes that there has been a material change of a long-term nature in the value of such investment and that the Investment Manager has sufficient reliable information available to it to revalue these investments. The Investment Manager will monitor corporate events, including subsequent financings by the issuer, as well as any economic and market factors directly affecting the issuer, in assessing the continuing appropriateness of cost valuation for direct investments.

     The value of the Fund's portfolio may be affected on days when the Fund does not calculate its NAV.

     Shares of closed-end investment companies frequently trade at a discount from net asset value, but in certain instances have traded above net asset value. The Fund cannot predict whether its shares of Common Stock will trade above or below net asset value.

                           DESCRIPTION OF COMMON STOCK

     The following description is based on relevant portions of the Maryland General Corporation Law and on the Fund's Articles and By-laws. This summary is not necessarily complete, and the Fund refers you to the Maryland General
Corporation Law and the Fund's Articles and By-laws for a more detailed description of the provisions summarized below.

     The Fund has been engaged in business as a closed-end, non-diversified management investment company since June 15, 1995. The authorized capital stock of the Fund is 100,000,000 shares of Common Stock ($0.01 par value). Shares of the Fund, when issued, will be fully paid and non-assessable and will have no conversion, preemptive or other subscription rights. Holders of Common Stock are entitled to one vote per share on all matters to be voted upon by shareholders and will not be able to cumulate their votes in the election of Directors. Thus, holders of more than 50% of the shares voting for the election of Directors have the power to elect 100% of the Directors. Under rules of the NYSE, the Fund is required to hold annual meetings of shareholders. All shares are equal as to assets, earnings and the receipt of dividends, if any, as may be declared by the Board of Directors out of funds available therefore. In the event of liquidation, dissolution or winding up of the Fund, each share of Common Stock is entitled to receive its proportion of the Fund's assets remaining after payment of all debts and expenses. Under Maryland law, the Fund's shareholders generally are not personally liable for the Fund's debts or obligations.

     The Fund is a closed-end investment company, and as such its shareholders will not have the right to cause the Fund to redeem their shares of Common Stock. The Fund, however, may repurchase shares of Common Stock from time to time in the open market or in private transactions when it can do so at prices at or below the current net asset value per share on terms that represent a favorable investment opportunity. Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares. However, the payment of interest on such borrowings will increase the Fund's expenses. In addition, the Fund is required under the 1940 Act to maintain "asset coverage" of not less than 300% of its "senior securities representing indebtedness" as such terms are defined in the 1940 Act.

     The Fund's shares of Common Stock trade in the open market at a price that is a function of several factors, including their net asset value. The shares of closed-end investment companies frequently sell at a discount from, but sometimes at a premium over, their net asset values. The risk of the shares trading at a discount may be greater for investors selling their shares in a relatively short period following completion of the offering. See "Risk Factors." No assurance can be given that it will be possible for investors to resell shares of the Fund at or above the public offering price or that the market price of the Fund's shares will equal or exceed net asset value. If the Fund repurchased its shares at prices below their net asset value or made a tender offer for its shares, the net asset value of those shares that remain outstanding would be increased. Although share repurchases and tender offers generally would have a favorable effect on the market price of the Fund's shares, it should be recognized that the acquisition of shares by the Fund will decrease its total assets and therefore may increase the Fund's expense ratio. In addition, the sale of portfolio securities to finance the acquisition of shares would increase the Fund's portfolio turnover rate and could result in adverse tax consequences.

     The Board of Directors of the Fund will considers at its regularly scheduled quarterly meetings any average discount (calculated on the basis of the closing price as of the last day of trading each week during the fiscal quarters) from the net asset value at which shares of the Fund's Common Stock have traded during the previous three fiscal quarters. If any such discount, in light of prevailing market conditions at that time, is deemed to be substantial, the Board considers whether or not any actions to address such discount should be undertaken. If it is determined that action should be taken, alternatives to address such discount may include, but will not be limited to, the repurchase of shares in any existing secondary trading market for the shares or repurchase offers to all shareholders or tender offers to purchase shares from all shareholders at a price equal to or below the net asset value of the Fund.

     Any tender offer by the Fund will be made at a price based upon the net asset value as of the close of business on the last day of the tender offer. No open market purchases of shares will be made by the Fund during a tender offer. Each offer will be made and shareholders notified in accordance with the requirements of the 1934 Act and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. Persons tendering shares may be required to pay a service charge to help defray certain costs of the transfer agent. Any such service charges will not be deducted from the consideration paid for the tendered shares. During the period of a tender offer, the Fund's shareholders will be able to determine the Fund's current net asset value (which will be calculated on each day the NYSE is open) by use of a toll-free telephone number. Any offer to repurchase shares directly from shareholders, other than a tender offer, could, under applicable rules under the 1940 Act, be made no more frequently than once every two years, unless more frequent repurchase offers were approved by shareholders.

     Currently, the Directors intend not to accept tenders or effect repurchases if (i) such transactions, if consummated, would (a) result in the delisting of the Fund's shares from the NYSE, (b) impair the Fund's status as a regulated investment company under the Code, or (c) result in a failure to comply with applicable asset coverage requirements; (ii) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (iii) there is, in the judgment of the Directors, any material event or condition which would have an adverse effect on the Fund or its shareholders if shares were repurchased. The Directors may modify these conditions in light of experience.

     The Fund's Board of Directors previously authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase Fund shares, from time to time, in open-market transactions, at the discretion of management. This authorization has been suspended until the completion of the Offering. Through the year ended March 31, 2006, there were no shares repurchased.

     No assurance can be given that the Board of Directors will decide to undertake any tender offers or share repurchases in the future, or if undertaken that they will reduce any market discount.

               CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION

     The Fund's Articles include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund. The Board of Directors is divided into three classes, each having a term of three years. At the annual meeting of shareholders each year, the term of one class expires. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A Director may be removed from office only by vote of the holders of at least two-thirds of the shares of the Fund entitled to be voted on the matter.

     In addition, the Articles require the favorable vote of the holders of at least two-thirds of the shares of the Fund then entitled to be voted to approve, adopt or authorize the following:

     (i) a conversion of the Fund to an open-end investment company;

     (ii) a merger or consolidation of the Fund with another corporation;

     (iii) a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities); or

     (iv) a liquidation or dissolution of the Fund, unless such action has been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Directors fixed in accordance with the Bylaws, in which case the affirmative vote of a majority of the outstanding shares is required.

     The Board of Directors has determined that the two-thirds voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Articles on file with the SEC for the full text of these provisions, which could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

                         PRINCIPAL HOLDERS OF SECURITIES

     To the knowledge of the Fund, as of September 30, 2006, no person owns, of record or beneficially, 5% or more of the outstanding shares of Common Stock of the Fund.

                                  UNDERWRITING

     [Managing Underwriter] is acting as representative of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this Prospectus, each underwriter named below has agreed to purchase, and the Fund has agreed to sell to that underwriter, the number of shares of Common Stock set forth opposite the underwriter's name.

           UNDERWRITER                           NUMBER OF SHARES
     ---------------------------------------------------------------------




     The underwriting agreement provides that the obligations of the underwriters to purchase the shares of Common Stock included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the shares of Common Stock (other than those covered by the over-allotment option described below) if they purchase any of the shares of Common Stock.

     The underwriters propose to offer some of the shares of Common Stock directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the shares of Common Stock to dealers at the public offering price less a concession not to exceed $ per share of Common Stock. The sales load of $[ ] per common share of Common Stock is equal to [ ]% of the initial Offering price. The underwriters may allow, and dealers may reallow, a concession not to exceed $[ ] per share of Common Stock on sales to other dealers. If all of the shares of Common Stock are not sold at the initial offering price, the representative may change the public offering price and other selling terms. Investors must pay for any shares of Common Stock purchased on or before [ ], 2006. The representative has advised the Fund that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

     The Fund has granted to the underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to [ ] additional shares of Common Stock at the public offering price less the sales load. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter must purchase a number of additional shares of Common Stock approximately proportionate to that underwriter's initial purchase commitment.

     The Fund and TAML have agreed that, for a period of [180] days from the date of this Prospectus, they will not, without the prior written consent of [Managing Underwriter], dispose of or [hedge] any shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock. [Managing Underwriter] in its sole discretion may release any of the securities subject to these lock-up agreements at any time without notice.

     The Fund's outstanding shares of Common Stock and the shares of Common Stock offered by this Prospectus are listed on the NYSE under the symbol "TRF."

     The following table shows the sales load that the Fund will pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters' option to purchase additional shares of Common Stock.

                                           PAID BY THE FUND
                                ----------------------------------------
                                   NO EXERCISE        FULL EXERCISE
                                ----------------------------------------
               Total                $[]               $[]
               Per share            $[]               $[]

     The Fund and TAML have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

     Certain underwriters may make a market in the shares of Common Stock after trading in the shares of Common Stock has commenced on the NYSE. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriter. No assurance can be given as to the liquidity of, or the trading market for, the shares of Common Stock as a result of any market-making activities undertaken by any underwriter. This Prospectus is to be used by any underwriter in connection with this offering and, during the period in which a prospectus must be delivered, with offers and sales of the shares of Common Stock in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

          In connection with this offering, [Managing Underwriter], on behalf of the underwriters, may purchase and sell shares of Common Stock in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of shares of Common Stock in excess of the number of shares of Common Stock to be purchased by the underwriters in this offering, which creates a syndicate short position. "Covered" short sales are sales of shares of Common Stock made in an amount up to the number of shares of Common Stock represented by the underwriters' over-allotment option. In determining the source of shares of Common Stock to close out the covered syndicate short position, the underwriters will consider, among other things, the price of shares of Common Stock available for purchase in the open market as compared to the price at which they may purchase shares of Common Stock through the over-allotment option. Transactions to close out the covered syndicate short position involve either purchases of shares of Common Stock in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make "naked" short sales of shares of Common Stock in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares of Common Stock in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of shares of Common Stock in the open market after pricing that could adversely affect investors who purchase in this offering. Stabilizing transactions consist of bids for or purchases of shares of Common Stock in the open market while the offering is in progress.

     The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when [Managing Underwriter] repurchases shares of Common Stock originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

     Any of these activities may have the effect of preventing or retarding a decline in the market price of shares of Common Stock. They may also cause the price of shares of Common Stock to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the Amex or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

     The Fund estimates that its portion of the total expenses of this Offering, excluding sales load, will be $[ ]. Estimated offering expenses estimated at $[ ] including certain expenses incurred by the underwriters are being paid by the Investment Manager who has agreed to reimburse the Fund for all expenses involved in the offering other than the sales load.

     A Prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. The representative may agree to allocate a number of shares of Common Stock to underwriters for sale to their online brokerage account holders. The representative will allocate shares of Common Stock to underwriters that may make Internet distributions on the same basis as other allocations. In addition, shares of Common Stock may be sold by the underwriters to securities dealers who resell shares of Common Stock to online brokerage account holders.

     The Fund anticipates that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

     Certain underwriters have performed investment banking and advisory services for TAML and its affiliates from time to time, for which they have received customary fees and expenses. Certain underwriters may, from time to time, engage in transactions with or perform services for TAML and its affiliates in the ordinary course of business.

     The principal business address of [Managing Underwriter] is [ ].

                    TRANSFER AGENT AND DIVIDEND-PAYING AGENT

     Mellon Investor Services LLC, 480 Washington Boulevard, Jersey City, New Jersey, 07310, acts as the Fund's transfer agent and dividend-paying agent. The Transfer Agent can be contacted at 1-800-416-5585 or www.melloninvestor.com.

                                  CUSTODIAN AND
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     JPMorgan Chase Bank serves as the Fund's custodian. The Custodian is located at MetroTech Center, Brooklyn, NY 11245.

     [ ] acts as the Fund's independent registered public accounting firm.

                                 LEGAL OPINIONS

     Certain legal matters in connection with the Common Stock will be passed upon for the Fund by Willkie Farr & Gallagher LLP, New York, NY, Stradley Ronon Steven & Young LLP, Philadelphia, PA and [foreign counsel]. Certain legal matters in connection with the Common Stock will be passed upon for the underwriters by [ ]. Willkie Farr & Gallagher LLP, Stradley Ronon Steven & Young LLP and [ ] may rely as to certain matters of Maryland law on the opinion of [Venable LLP, Baltimore, Maryland.]







          TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                        PAGE

General Information                                     [#]
Addtional Investment Policies                           [#]
Investment Restrictions                                 [#]
Additional Risk Factors                                 [#]
Management                                              [#]
Codes of Ethics                                         [#]
Proxy Voting Policies and Procedures                    [#]
Investment Management Services                          [#]
Brokerage Allocation                                    [#]
Portfolio Turnover                                      [#]
Tax Status                                              [#]
Financial Statements                                    [#]
Official Documents                                      [#]
Experts                                                 [#]
Additional Information                                  [#]





                                     SHARES

                  TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
                                  COMMON STOCK

                                   PROSPECTUS

                                    [ ], 2007

                             [MANAGING UNDERWRITER]


SEC File No: 811-08788





THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                     SUBJECT TO COMPLETION, DATED [ ], 2007

                  TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

The Templeton Russia and East European Fund, Inc. (the "Fund"), a Maryland corporation, is a non-diversified, closed-end management investment company which commenced operations in June 15, 1995. Templeton Asset Management, Ltd. ("TAML" or the "Investment Manager") is the Fund's investment manager.

This statement of additional information ("SAI") relating to the Fund's common stock is not a prospectus but should be read in conjunction with the Fund's prospectus dated [ ____ ], 2007 (the "Prospectus"). This SAI does not include all information that a prospective investor should consider before purchasing the Fund's common stock. Investors should obtain and read the Prospectus prior to purchasing the Fund's common stock. A copy of the Prospectus may be obtained from the Fund without charge by calling Fund Information at 1-800/DIAL BEN(R) (1-800-342-5236), on-line at: http://www.franklintempleton.com, or by writing to the Fund at 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, Florida, 33733-8030. You may also obtain copies of these documents (and other information regarding the Fund) on the Securities and Exchange Commission's (the "SEC's") web site (http://www.sec.gov) or by visiting the SEC's Public Reference Room in Washington, D.C. Information about the Public Reference Room is available by calling 202-551-8090. Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.


This SAI is dated [         ], 2007.








                                TABLE OF CONTENTS

                                                               PAGE
General Information                                             [#]
Additional Investment Policies                                  [#]
Investment Restrictions                                         [#]
Additional Risk Factors                                         [#]
Management                                                      [#]
Codes of Ethics                                                 [#]
Proxy Voting Policies and Procedures                            [#]
Investment Management Services                                  [#]
Brokerage Allocation                                            [#]
Portfolio Turnover                                              [#]
Tax Status                                                      [#]
Financial Statements                                            [#]
Official Documents                                              [#]
Experts                                                         [#]
Additional Information                                          [#]





                               GENERAL INFORMATION

     The Templeton Russia and East European Fund, Inc. (the "Fund") has been engaged in business as a closed-end, non-diversified management investment company since June 15, 1995. On March 28, 2002, the shareholders of the Fund approved a proposal to change the name of the Fund from Templeton Russia Fund, Inc. to Templeton Russia and East European Fund, Inc. The name change became effective October 30, 2003. The Fund's outstanding Common Stock, par value $0.01 per share (the "Common Stock"), as of the date of this SAI, is listed and traded on the New York Stock Exchange ("NYSE") under the symbol "TRF." As of September 30, 2006, the net assets of the Fund were approximately $315 million.

     TAML  serves  as  the  Fund's  investment   manager  with  respect  to  all
investments.

                               INVESTMENT POLICIES

     Generally, the policies and restrictions discussed in this SAI and in the Prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

     If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

     CURRENCY. The Fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

     The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

     Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on that Fund. Through the Fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places the investments of the Fund. The exercise of this flexible policy may include decisions to buy securities with substantial risk characteristics. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

     SUBSCRIPTION RIGHTS

     With the exception of the fundamental investment restrictions below, nothing in this SAI shall be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to the Fund by the issuer. Foreign corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price below the market price of the shares. The failure to exercise such rights would result in dilution of the Fund's interest in the issuing company. Therefore, the exception applies in cases where the limits set forth in any investment policy or restriction would otherwise be exceeded by exercising rights, or have already been exceeded as a result of fluctuations in the market value of the Fund's portfolio securities.

                             INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies of the Fund that may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a majority of the Fund's outstanding voting securities means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes will not be considered a violation of the restriction. Also, if the Fund receives from an issuer of securities held by the Fund subscription rights to purchase securities of that issuer, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in paragraph 1 below, it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, the Fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights. As a matter of fundamental policy, the Fund may not:

           (1) invest more than 25% of the total value of its assets in a particular industry. For purposes of this restriction, a foreign government (but not the United States government) is deemed to be an "industry," and supranational organizations, in the aggregate, are deemed to be an "industry";

           (2) issue senior securities or borrow money, except that (a) short-term credits necessary for settlement of securities transactions are not considered borrowings or senior securities, and (b) the Fund may borrow up to 5% of its total assets (including the amount borrowed) for temporary or emergency purposes and may borrow up to 33-1/3% of its total assets (including the amount borrowed) in connection with repurchases of its shares or tender offers or to pay dividends or distributions required for tax purposes;

           (3) purchase or sell commodities or commodity contracts, including futures contracts and options thereon, except for bona-fide hedging purposes;

           (4) make loans, except that the Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objective and policies, (b) enter into repurchase agreements with respect to portfolio securities, and (c) make loans of portfolio securities, as described under "Additional Investment Practices--Loans of Portfolio Securities" in the Prospectus;

           (5) underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter;

           (6) purchase real estate, real estate mortgage loans or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

           (7) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions); or

           (8)  make short sales of securities or maintain a short position.


[ADDITIONAL RISK FACTORS]

INVESTMENT AND REPATRIATION RESTRICTIONS

     [The laws and regulations affecting Russia and East European investment business continue to evolve in an unpredictable manner. Laws and regulations, particularly those involving taxation, foreign investment and trade, title to property or securities, and transfer of title, applicable to the Fund's activities are relatively new and can change quickly and unpredictably in a manner far more volatile than in the United States or other developed market economies. Although basic commercial laws are in place, they are often unclear or contradictory and subject to varying interpretation, and may at any time be amended, modified, repealed or replaced in a manner adverse to the interest of the Fund. There is still lacking a cohesive body of law and precedents normally encountered in business environments. Foreign investment in Regional Country Issuers is, in certain cases, legally restricted. Sometimes these restrictions are contained in constitutional documents of an enterprise which are not publicly available. The Investment Manager does not believe that such investment restrictions currently impose a material constraint on the Fund's ability to realize gains through investments in Regional Country Issuers. Russian foreign investment legislation currently guarantees the right of foreign investors to transfer abroad income received on investments such as profits, dividends and interest payments. This right is subject to settlement of all applicable taxes and duties. However, more recent legislation governing currency regulation and control guarantees the right to export interest, dividends and other income on investments, but does not expressly permit the repatriation of capital from the realization of investments. Current practice is to recognize the right to repatriation of capital. Authorities currently do not attempt to restrict repatriation beyond the extent of the earlier law. No guarantee can be made, however, that amounts representing realization of capital or income will be capable of being remitted. If, for any reason, the Fund were unable to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes) within applicable time periods, the Fund would not qualify for the favorable U.S. federal income tax treatment afforded to regulated investment companies, or, even if it did so qualify, it might become liable for income and excise taxes on undistributed income. In addition, the ability of the Fund to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies and in making tax-related computations. Thus, if the Fund were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company or its tax computations might be subject to revision (which could result in the imposition of taxes, interest and penalties). See "Tax Status."

     The RF Central Bank has, from time to time, imposed various exchange control restrictions in attempts to influence the exchange rate of the ruble. For example, Russian companies currently must repatriate proceeds from export sales. In the past, they also had to convert 10-75% of such proceeds into rubles. The RF Central Bank abolished this requirement effective May 10, 2006. Currently, there are no restrictions on repatriation by foreign investors of their profits after the payment of applicable tax.

     Currently, Russian currency control legislation relevant to the payment of dividends does not prohibit payment of dividends in rubles on shares to non-Russian residents, but there can be no assurance that it will not be reversed in the future. The banking system in Russia is not as developed as its Western counterparts and considerable delays could occur in the transfer of funds within, and the remittance of funds out of, Russia. At present, there is no viable market in which to hedge rubles- and rubles-denominated investments.

     While the current policy of the Russian government is to allow the repatriation by foreign investors of profits earned in Russian rubles, there may be established restrictions on such repatriation. The restrictions on the ability to convert Russian ruble revenues into foreign currencies, or to reconvert the Russian rubles investors obtain pursuant to the conversion requirements, could have a material adverse effect on the value of investments in the Russian Federation. Any currency control restrictions imposed in the future, such as limiting repatriation, could adversely affect the Fund's business in Russia and, as a result, its financial condition and results of its operation.

     Although there is an existing market within the Russian Federation for the conversion of rubles into hard currencies, including the interbank currency exchange and over-the-counter and currency futures markets, the further development of this market is uncertain.

CURRENCY DEVALUATIONS AND FLUCTUATIONS

     The events and aftermath of August 17, 1998 - the Russian government's default on its short-term ruble-denominated treasury bills and other ruble-denominated securities, the abandonment by the Central Bank of the Russian ruble currency band and its efforts to maintain the ruble/dollar rate within the currency band and the temporary moratorium on certain hard-currency payments to foreign counterparties -- led to a severe devaluation of the Russian ruble, a sharp increase in the rate of inflation, a significant deterioration of the country's banking system, significant defaults on hard currency obligations, a dramatic decline in the prices of Russian debt and equity securities and an inability to raise funds on the international capital markets.

     Although economic conditions in Russia have improved significantly in a number of respects since the events of 1998, the prospect still exists of widespread insolvency, inflation, substantial unemployment and deterioration of certain sectors of the Russian economy. Moreover, there is a lack of consensus as to the scope, content and pace of economic and political reform, both of which have been affected greatly by the recent high prices that Russia receives for its oil and gas exports. This windfall may substantially decrease if oil and gas prices fall materially. There can be no assurance that the recent positive trends experienced by the Russian economy, such as the increase in gross domestic product, a relatively stable Russian ruble and the reduced rate of inflation, will continue or will not be abruptly reversed (including resulting in another crisis). This rule is further accentuated by Russia's very unfavorable demographic trends, including the rapid aging of and the large expected decline in the population. Moreover, fluctuations in international oil and natural gas prices, fluctuations in the value of the Russian ruble in real terms relative to other currencies, the consequences of any changes in monetary policy and other factors could have a material adverse effect on the investments of the Fund's in Russia, and on its financial position and results of operation.

Russia in the past has received substantial financial assistance from several foreign governments and international organizations, including the International Monetary Fund. No assurance can be given that further financial assistance will be provided to Russia should it be needed. Moreover, due to previous defaults on certain obligations and other factors, the Russian government may be unable to raise funds on the international capital markets, which may lead to direct or indirect monetary financing of the budget, putting further pressure on inflation and the value of the Russian ruble.

PARTICIPATION IN PRIVATIZATION

     The purchase of securities of recently privatized companies involves special risks. Many recently privatized companies have gone through an internal reorganization of management in an attempt to improve their competitive position in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. Moreover, the loss of government support and protection in connection with privatization and sudden subjection to market competition from which an enterprise was previously protected, could have a negative effect on such enterprise. Further, unreliable reporting standards, as discussed above, make the valuation of recently privatized companies difficult. The Investment Manager will seek to assess the long-term earnings potential and/or fair market value of recently privatized companies in light of historical value measures such as price/earnings ratios, operating profit margins and liquidation values. However, there can be no assurance that accurate data in support of such assessment will be available. Errors in valuing recently privatized companies, whether or not the result of inaccurate or unavailable data, could result in the Fund overpaying for an interest in such companies.

     Russia has, since the early 1990s, undertaken a substantial program of privatization. However an anti-privatization lobby still exists within the Russian Parliament. Re-nationalization of assets cannot be ruled out. Any such activity could materially adversely affect the Fund's investments in Russia, the results of its operation and its financial position.

     The Law on Investment Activity in the Russian Federation in the Form of Capital Investments dated February 25, 1999 (1) 39-FZ and the Law on Foreign Investments in the Russian Federation dated June 26, 19991 (1)1488-1 provide that in the event of nationalization of property (including, by implication, shares of Russian companies) by the state, the owner is entitled to reimbursement for all incurred losses, including loss of profit, and, in the case of the requisition of assets, to compensation for the cost of such assets. It is not clear from the legislation how such losses will be calculated nor whether there is any way to seek to challenge (and so to prevent) confiscation of real estate. During Russia's transformation from a centralized economy to a market economy, legislation has been enacted to protect private property against expropriation and nationalization. However, it is possible that the lack of experience in enforcing these provisions and political or legal changes may make these protections unenforceable in the event of an attempted expropriation or nationalization. Some governmental entities have tried to invalidate earlier privatizations. Expropriation or nationalization of Russian issuers which shares will be acquired by the Fund, its assets or portions thereof, potentially with little or no compensation, could have a material adverse effect on the Fund's investment activities, results of its operation and its financial position.

     The transformation of medium- and large-scale state enterprises into open joint stock companies (i.e., corporation) and their subsequent privatization has been carried out by the Russian State Property Committee and Federal Property Fund and their local organs at an unprecedented rate. In doing this, much of the responsibility for preparation of enterprises for privatization and compliance with much of the privatization legislation was delegated to individuals at the enterprise concerned rather than being strictly controlled by state authorities. This enhances the risk that there may be illegalities in the privatization that may lead to full or partial invalidity of the privatization of the enterprise concerned or the imposition of sanctions on that enterprise or individuals within its administration. Alternatively, an enterprise may not have valid or full title to all of the assets shown on its balance sheet and may be subject to obligations arising from a period prior to its privatization. As an investor the Fund may consequently lose all or a part of its investments in such privatized enterprises.

     The privatization process has also resulted in certain disputes between management and shareholders, particularly foreign shareholders, of recently privatized companies. For example, management of certain companies has resisted recognizing purchases of equity interests by foreign investors. In addition, incidents have been reported where foreign shareholders' ownership interests have been diluted by management through the issuance of new securities to limited groups of existing shareholders.

POLITICAL AND ECONOMIC FACTORS

     Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model. The Fund may be affected unfavorably by political or diplomatic developments, social instability, changes in government policies, taxation and interest rates, currency repatriation restrictions and other political and economic developments in the law or regulations in Russia and, in particular, the risks of expropriation, nationalization and confiscation of assets and changes in legislation relating to foreign ownership.

     The planned economy of the former Soviet Union was run with qualitatively different objectives and assumptions from those prevalent in a market system and Russian businesses do not have any recent history of operating within a market-oriented economy. In general, relative to companies operating in Western economies, companies in Russia are characterized by a lack of: (i) management with experience of operating in a market economy; (ii) modern technology; and,
(iii)  a   sufficient   capital   base  with   which  to   develop   and  expand
then-operations. It is unclear what will be the future effect on Russian companies, if any, of Russia's continued attempts to move toward a more market-oriented economy. Russia's economy has experienced severe economic recession, if not depression, since 1990 during which time the economy has been characterized by high rates of inflation, high rates of unemployment, declining gross domestic product, deficit government spending, and a devaluing currency.

     The course of political reforms in Russia has in some respects been uneven and the composition of the Russian government (in particular, the prime minister and the other heads of federal ministries) has at times been highly unstable. Seven different prime ministers, for example, headed governments between March 1998 and May 2000. On December 31, 1999, President Yeltsin unexpectedly resigned and Vladimir Putin, prime minister at that time, became the acting president and was subsequently elected president on March 26, 2000. Although political stability has improved significantly since Mr. Putin's election, the various government institutions and the relations among them, as well as the Russian government's policies and the political leaders who formulate and implement them, are subject to rapid change as was experienced with the December 2003 elections to the State Duma and the March 2004 Presidential elections. The latest State Duma elections in 2003 resulted in the defeat of the opposition parties (the social-democratic Yabloko and the pro-business Union of Right Forces). The majority of the seats in the new State Duma were distributed between pro-presidential and nationalist parties (United Russia, Liberal Democrats and Motherland). Some experts believe that this allocation of the State Duma seats has resulted in a lack of strong opposition to the President and render impossible the blocking of any governmental initiatives by the State Duma. New State Duma elections will be held in Russia in December 2007, and Presidential elections will be held in March 2008. In July 2006, President Putin signed legislation that strips legislators of their seats if they switch parties, and also prohibits parties from supporting candidates from other parties at election. New legislation on "anti-extremism" signed by the President includes prohibitions on slandering high officials. The Fund's business in Russia, its financial condition, results of operations and/or prospects could be harmed and the value of investments related to Russia, could be reduced if governmental instability recurs or if reform policies are reversed.

     Russia is a federative state consisting of 88 constituent entities of different status (republics, krais, oblasts, cities of federal importance, autonomous districts and an autonomous region). The division of powers between the Russian Federation and its constituent entities is based upon a three-fold system of authority set out in the Constitution of the Russian Federation: the competence of the Russian Federation, the joint competence of the Russian Federation and its constituent entities, and the competence of the constituent entities. There has been a tendency for the Russian government to reduce the number and reconsider the composition of constituent entities. The distribution of powers between the Russian Federation and certain constituent entities has been further adjusted in bilateral agreements on the transfer of powers and treaties on the delineation of powers. The system of constituent entities is supplemented by seven federal districts (federalny okrug) that are supervised by representatives of the President. Tensions between the federal and local authorities are not unusual in Russia. There has been a move towards centralization of the country's governance by reducing the independence of local government. On December 11, 2004, legislation was amended to provide for Russia's 88 regional governors to be appointed by the President of Russia, rather than elected as was previously the case. In December 2005, the RF Constitutional Court upheld the law that banned direct gubernatorial and regional elections, in effect reinforcing the President's control over local politics. This reform has provoked fears of the "usurpation of power" by the President and threats to democratic principles. Lack of consensus between local and regional authorities and the Russian government may result in political instability. This lack of consensus may have negative economic effects on the Fund's investment activities, results of its operation and its financial position.

     The economic reform program has involved major disruptions and dislocations in various sectors of the economy, and those problems have been exacerbated by growing liquidity problems. Further, Russia presently receives significant financial assistance from a number of countries through various programs. To the extent these programs are reduced or eliminated in the future, Russian economic development may be adversely impacted.

     The Russian economy relies heavily on the production and export of oil. Oil and gas companies can be significantly affected by the supply of and demand for energy fuels generally as well as the supply of and demand for oil and gas in particular, the general condition of industries that serve oil and gas companies, price fluctuations in energy and oil and gas prices, exploration and production spending, energy conservation, the success of exploration projects, government regulation, including taxation, world events, events involving nature, other events involving international politics, increased competition, social views, environmental concerns and economic conditions. Natural gas companies, moreover, are subject to changes in price and supply of both conventional and alternative energy sources. Russia also has substantial trading links with Iraq. Because Russia is highly sensitive to changes in the world oil price and because of United States military action in Iraq, it is even more difficult to predict future oil price movements with any certainty, and fluctuations in prices may increase substantially.

REPORTING STANDARDS

     Russian and other Regional Country securities lack many of the protections available to stockholders of Western issuers. In addition, businesses and parts of the Russian and other Regional Country economic systems also continue to suffer from very high levels of crime, including extortion and fraud. Moreover, accounting, corporate governance standards, financial and audit reporting by Russian and other Regional Country Issuers are also generally of less quality, if in place at all, and less reliable compared with Western companies.

     Accounting, auditing and financial reporting standards in Russia do not match the IFRS and are not always equivalent to those applicable in more developed market economies. The quality and reliability of information available to the Fund is likely to be less than when investing in Western countries. The obligation on Russian companies to publish financial information is also relatively limited, thus making a satisfactory level of information disclosure harder to achieve.

     Disclosure and reporting requirements, as well as anti-fraud legislation, have only recently been enacted in the Russian Federation. Most Russian companies and managers are not accustomed to restrictions on their activities arising from these requirements. The concept of fiduciary duties of management or directors to their companies and shareholders is also relatively new and is not well developed. Violations of disclosure and reporting requirements or breaches of fiduciary duties by Regional Country Issuers and their subsidiaries or to the Regional Country Issuers' shareholders could materially adversely affect the value of the Fund's investments in shares of such Issuers. MANAGEMENT

                             DIRECTORS AND OFFICERS

     The Fund's business and affairs are managed under the direction of the Fund's Board of Directors, including the supervision of duties performed for the Fund under the Investment Management Agreement with TAML. The Directors set broad policies for the Fund and choose its officers, who serve at the Board's discretion. The Board currently consists of ten Directors. As indicated, a majority of the Fund's Board consists of Directors who are not "interested persons" as defined in Section 2(a)(19) of the 1940 Act. Those Directors serve the Fund as its "Independent Directors." The following table includes information regarding the Fund's Directors and officers, their principal occupations and other affiliations during the past five years, the number of portfolios in the "Fund Complex" that they oversee, and other information about them. The Fund Complex includes those registered investment companies that share TAML as investment manager and that hold themselves out to the public as related companies for purposes of investment and investor services. Shareholders who wish to send communications to a Director should send them to the attention of the Secretary of the Fund, 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091. All such communications will be directed to the Director's attention.

INDEPENDENT DIRECTORS



                                                                NUMBER OF
                                                                PORTFOLIOS
                                                                 IN FUND
                                                                 COMPLEX
                                                                OVERSEEN
                                                     LENGTH       BY
                                                    OF TIME      BOARD
NAME, YEAR OF BIRTH AND ADDRESS        POSITION      SERVED      MEMBER*     OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)                Director    Since 1994      142       Director, Bar-S Foods (meat
500 East Broward Blvd.                                                       packing company).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and
Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (1944)               Director    Since 1998       20        None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman,  Island Corporate Holding Ltd.; Director and Vice Chairman,  Caribbean
Utilities Co. Ltd.;  Director,  Provo Power  Company  Ltd.;  director of various other business and nonprofit  organizations;  and formerly,  Chairman,  Atlantic
Equipment & Power Ltd. (1977-2003).
------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)                Director     Since 1996     143       Director, Hess Corporation
500 East Broward Blvd.                                                       (formerly, Amerada Hess Corporation)
Suite 2100                                                                   (exploration and refining of oil
Fort Lauderdale, FL 33394-3091                                               and gas), H.J. Heinz Company (processed
                                                                             foods and allied products), RTI
                                                                             International Metals, Inc.
                                                                             (manufacture and distribution of
                                                                             titanium), Canadian National Railway
                                                                             (railroad) and White Mountains
                                                                             Insurance Group, Ltd. (holding
                                                                             company).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993);
General Counsel to the United States Treasury Department (1989-1990); and
Counselor to the Secretary and Assistant Secretary for Public Affairs and Public
Liaison-United States Treasury Department (1988-1989).
---------------------------------------------------------------------------------------------------------------
DAVID W. NIEMIEC (1949)                Director    Since 2005      20       Director, Emeritus Corporation
500 East Broward Blvd.                                                      (assisted living) and OSI
Suite 2100                                                                  Pharmaceuticals, Inc. (pharmaceutical
Fort Lauderdale, FL 33394-3091                                              products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Advisor,  Saratoga  Partners  (private equity fund);  Director,  various private companies;  and formerly,  Managing Director,  Saratoga Partners (1998-2001) and
SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon,
Read & Co. Inc. (investment banking)  (1991-1997);  and Chief Financial Officer,
Dillon, Read & Co. Inc. (1982-1997).
----------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)                  Director     Since 2003     103       Director, Hess Corporation (formerly,
500 East Broward Blvd.                                                       Amerada Hess Corporation)
Suite 2100                                                                   (exploration and refining of oil and
Fort Lauderdale, FL 33394-3091                                               gas) and Sentient Jet (private jet
                                                                             service); and formerly, Director,
                                                                             Becton Dickinson and Company (medical
                                                                             technology), Cooper Industries, Inc.
                                                                             (electrical products and tools and
                                                                             hardware), Health Net, Inc.
                                                                             (formerly, Foundation Health)
                                                                             (integrated managed care), The Hertz
                                                                             Corporation, Pacific Southwest
                                                                             Airlines, The RCA Corporation, Unicom
                                                                             (formerly, Commonwealth Edison), UAL
                                                                             Corporation (airlines) and White
                                                                             Mountains Insurance Group, Ltd.
                                                                             (holding company).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly,
Chairman of the Board, President and Chief Executive Officer, UAL Corporation
(airlines).
--------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)               Director   Since 2005      20         None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary,
PepsiCo, Inc. (consumer products); and formerly, Director, Delta Airlines
(aviation) (2003-2005) and Providian Financial Corp. (1997-2001); Senior Fellow
of The Brookings Institution (2003-2004); Visiting Professor, University of
Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of
Justice (2001-2003).
--------------------------------------------------------------------------------------------------------------------
CONSTANTINE D. TSERETOPOULOS (1954)    Director   Since 1997     20          None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland
(1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).
--------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (1946)                  Director   Since March    30          Director, El Oro and Exploration Co.,
500 East Broward Blvd.                            2006                       p.l.c. (investments) and ARC Wireless
Suite 2100                                                                   Solutions, Inc. (wireless components
Fort Lauderdale, FL 33394-3091                                               and network products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
---------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS



                                                            NUMBER OF
                                                           PORTFOLIOS
                                                            IN FUND
                                                            COMPLEX
                                                            OVERSEEN
                                               LENGTH         BY
NAME, YEAR OF                                 OF TIME        BOARD
BIRTH AND ADDRESS               POSITION       SERVED        MEMBER*     OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)     Director,      Director        142         None
One Franklin Parkway            Chairman of    and Vice
San Mateo, CA 94403-1906        the Board      President
                                and Vice       since 1994
                                President      and Chairman
                                               of the Board
                                               since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board,  Member - Office of the Chairman and  Director,  Franklin
Resources,  Inc.; and officer and/or director or trustee, as the case may be, of some of the other  subsidiaries  of Franklin  Resources,  Inc.  and of 41 of the
investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------
**GREGORY E. JOHNSON (1961)     Director       Since              7        None
One Franklin Parkway                           December
San Mateo, CA 94403-1906                       2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Chief Executive Officer,  Franklin  Resources,  Inc.; Director and
President,  Franklin Agency, Inc.;  President,  Templeton Worldwide,  Inc.; Vice
President and Director,  Franklin  Advisers,  Inc.;  Director,  Fiduciary  Trust
Company  International  and Templeton  Global Advisors  Limited;  officer and/or director or trustee,  as the case may be, of some of the other  subsidiaries  of
Franklin  Resources,  Inc. and of five of the investment companies  in Franklin
Templeton Investments.
--------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)           Chief          Chief           Not          Not Applicable
One Franklin Parkway            Compliance     Compliance      Applicable
San Mateo, CA 94403-1906        Officer        Officer
                                and Vice       since 2004
                                President-     and Vice
                                AML            President-AML
                                Compliance     Compliance since
                                               February 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director,  Global  Compliance,  Franklin  Resources, Inc.; officer of 46 of the investment companies in Franklin Templeton Investments;  and formerly,  Director of Compliance, Franklin Resources, Inc. (1994-2001).
----------------------------------------------------------------------------------------------------------------
JEFFREY A. EVERETT (1964)       Vice           Since 2001      Not          Not Applicable
PO Box N-7759                   President                      Applicable
Lyford Cay
Nassau, Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; and officer of 14 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)         Senior Vice    Since 2002      Not          Not Applicable
500 East Broward Blvd.          President                      Applicable
Suite 2100                      and Chief
Fort Lauderdale, FL             Executive
33394-3091                      Officer-
                                Finance and
                                Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President,  Franklin Templeton Services,  LLC; Senior Vice President,  Templeton
Worldwide,  Inc.;  and  officer of 46 of the  investment  companies  in Franklin
Templeton Investments.
-----------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)            Vice           Since 2000      Not          Not Applicable
One Franklin Parkway            President                      Applicable
San Mateo, CA 94403-1906        and Assistant
                                Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin Resources, Inc.; and officer of
46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)         Vice           Vice President  Not                   Not Applicable
One Franklin Parkway            President      since 2000      Applicable
San Mateo, CA 94403-1906        and Assistant  and Assistant
                                Secretary      Secretary
                                               since 2004

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary,  Franklin Resources, Inc.;
Secretary  and Senior Vice  President,  Templeton  Worldwide,  Inc.;  Secretary,
Franklin Advisers,  Inc.,  Franklin Advisory Services,  LLC, Franklin Investment
Advisory  Services,  LLC,  Franklin Mutual  Advisers,  LLC,  Franklin  Templeton
Alternative  Strategies,   Inc.,  Franklin  Templeton  Investor  Services,  LLC,
Franklin  Templeton  Services,  LLC,  Franklin  Templeton  Distributors,   Inc.,
Templeton Investment Counsel, LLC, and  Templeton/Franklin  Investment Services,
Inc.; and officer of some of the other subsidiaries of Franklin Resources,  Inc.
and of 46 of the investment  companies in Franklin  Templeton  Investments;  and
formerly,  Deputy  Director,   Division  of  Investment  Management,   Executive
Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special
Counsel  and  Attorney   Fellow,   U.S.   Securities  and  Exchange   Commission
(1986-1995);  Attorney,  Rogers & Wells (until 1986);  and Judicial Clerk,  U.S.
District Court (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)   Vice           Since 1996      Not          Not Applicable
One Franklin Parkway            President                      Applicable
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.;  Director,  Franklin  Advisers,  Inc.;  Senior  Vice  President,  Franklin
Advisory Services,  LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin  Resources,  Inc. and of 44 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (1940)              Vice           Since 1994      Not          Not Applicable
500 East Broward Blvd.          President                      Applicable
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President,  Templeton  Worldwide,  Inc.;  Senior Vice  President,  Franklin
Templeton  Services,  LLC;  and  officer  of some of the other  subsidiaries  of
Franklin  Resources,  Inc.  and of 32 of the  investment  companies  in Franklin
Templeton  Investments;  and formerly,  Vice President and Controller,  Keystone
Group, Inc.
-------------------------------------------------------------------------------------------------------------------
MARK MOBIUS (1936)              President      President       Not          Not Applicable
17th Floor,                     and Chief      since 1994      Applicable
The Chater House                Executive      and Chief
8 Connaught Road                Officer -      Executive
Central, Hong Kong              Investment     Officer -
                                Management     Investment
                                               Management
                                               since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Portfolio Manager of various Templeton advisory affiliates; Managing Director,
Templeton Asset Ltd.; and officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments; and formerly, President,
International Investment Trust Company Limited (investment manager of Taiwan
R.O.C. Fund) (1986-1987); and Director, Vickers da Costa, Hong Kong (1983-1986).
------------------------------------------------------------------------------------------------------------------
ROBERT C. ROSSELOT (1960)       Secretary      Since 2004      Not          Not Applicable
500 East Broward Blvd.                                         Applicable
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Templeton Investments; Assistant Secretary,
Franklin Resources, Inc.; Vice President and Assistant Secretary, Templeton
Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary
Trust International of the South; and officer of 14 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)        Treasurer      Since 2004      Not          Not Applicable
500 East Broward Blvd.                                         Applicable
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 16 of the investment companies in Franklin Templeton Investments; and formerly, Vice
President, JPMorgan Chase (2000-2004) and American General Financial Group
(1991-2000).
-----------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)            Vice           Since 2005      Not          Not Applicable
One Franklin Parkway            President                      Applicable
San Mateo, CA 94403-1906        and Assistant
                                Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 46 of the investment companies in Franklin Templeton Investments; and
formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel,
Investment Company Institute (ICI) (1997-2004).
-----------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)          Chief          Since 2004      Not          Not Applicable
500 East Broward Blvd.          Financial                      Applicable
Suite 2100                      Officer and
Fort Lauderdale, FL             Cheif Accounting
33394-3091                      Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Managing
Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP
(1979-1987 and 1991-2004).
-----------------------------------------------------------------------------------------------------------------

*The number of portfolios is based on each separate series of the registered investment companies comprising the Franklin(R) Templeton(R) Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's Investment Manager. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Resources.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

     As of [             , 2006],  none of the Independent  Directors or their
immediate family members owned beneficially or of record any class of securities in TAML or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with TAML.

     During the Fund's fiscal year ended March 31, 2006, the Board convened five times. Each Director attended at least 75% of the aggregate number of meetings of the Board and any committees on which he served during the period for which he was a Director.

     The Fund has an Audit Committee consisting of Messrs. Olson (Chairman), Crothers, Niemiec and Tseretopoulos, each of whom is an Independent Director and is independent of the Fund (as such term is defined by the listing standards of the NYSE). The Audit Committee convened three times during the fiscal year ended March 31, 2006. The Fund's Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. Pursuant to the Audit Committee Charter adopted by the Fund's Board (a copy of which was included as Exhibit B to the Fund's proxy statement dated July 15, 2005), the Audit Committee is responsible for conferring with the Fund's independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund's independent registered public accounting firm and overseeing the Fund's internal controls. The Fund's Audit Committee Charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by the Fund's independent registered public accounting firm to the Fund and to TAML and certain of its affiliates.

     The Fund has a Nominating Committee consisting of Ms. Holiday (Chairperson) and Messrs. Crothers and Olson, each of whom is an Independent Director and is independent of the Fund (as such term is defined by the NYSE's listing standards). The Nominating Committee convened four times during the fiscal year ended March 31, 2006. The Fund's Nominating Committee selects and nominates Directors. The Board has adopted a Nominating Committee Charter (a copy of which was included as Exhibit A to the Fund's proxy statement dated July 15, 2005), pursuant to which the Nominating Committee, when nominating a candidate, shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

     The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board member by the incumbent independent board member and the full board; and (b) for selection and nomination as interested board members by the full board.

     When the board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by "Qualifying Fund Shareholders" (as defined below). To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Fund's offices at P.O. Box 33030, St. Petersburg, FL 33733-8030 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Fund. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation;
(b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Fund, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a board member of the Fund if so nominated and elected/appointed.

     The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

     The following table sets forth the dollar range of the Fund's equity securities beneficially owned by the Fund's current Directors as of September 30, 2006:

                                                         AGGREGATE DOLLAR
                                                             RANGE OF
                                                         EQUITY SECURITIES
                                    DOLLAR RANGE           IN ALL FUNDS
                                     OF EQUITY           OVERSEEN  BY THE
                                    SECURITIES           BOARD MEMBERS IN
    INDEPENDENT DIRECTORS           IN THE FUND*        THE FUND COMPLEX
   ---------------------------------------------------------------------------
    Harris J. Ashton             $50,001-$100,000 (1,000)  Over $100,000
    Frank J. Crothers                   None               Over $100,000
    Edith E. Holiday               $1 - $10,000 (100)      Over $100,000
    David W. Niemiec                    None               Over $100,000
    Frank A. Olson                      None               Over $100,000
    Larry D. Thompson                   None               Over $100,000
    Constantine D. Tseretopoulos        None               Over $100,000
    Robert E. Wade                      None               Over $100,000


                                                         AGGREGATE DOLLAR
                                                             RANGE OF
                                                         EQUITY SECURITIES
                                    DOLLAR RANGE           IN ALL FUNDS
                                     OF EQUITY           OVERSEEN  BY THE
                                    SECURITIES           BOARD MEMBERS IN
    INTERESTED DIRECTORS            IN THE FUND*        THE FUND COMPLEX
   ---------------------------------------------------------------------------
    CHARLES B. JOHNSON            Over $100,000 (50,000)   Over $100,000
    GREGORY E. JOHNSON                  None               Over $100,000

*To the knowledge of the Fund's management, as of September 30, 2006, no nominee or Director of the Fund, or officer of the Fund, owned 1% or more of the outstanding shares of the Fund. No officers of the Fund, other than Mr. Charles
B. Johnson, owned shares of the Fund. As of this date, the Directors and officers of the Fund owned, as a group, 1.007% of the Fund's outstanding shares. In addition, TAML, the Fund's investment manager, owns directly 1,445 shares of the Fund, and Templeton Worldwide, Inc. ("TWI"), an affiliate of TAML, owns directly 9,597 shares of the Fund. Certain officers and Interested Directors of the Fund are also officers and/or directors of TAML and/or TWI, and in such capacity may participate in the voting of such shares. However, such officers and Interested Directors disclaim beneficial ownership of any such shares of the Fund owned by TAML and TWI.

     Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin(R) Templeton(R) Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of the fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds (which may include the Fund) until the value of such investments equals or exceeds five times the annual retainer and regular board meeting fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequents valued at cost.

     The Directors oversee the services furnished to the Fund by TAML, and various other service providers. The Fund currently pays the Independent Directors an annual retainer of $2,250 and a fee of $100 per Board meeting attended. Directors serving on the Audit Committee of the Fund and other investment companies in Franklin (R) Templeton(R) Investments receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting.

     Certain Interested Directors and officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received by the Investment Manager and its affiliates from the funds in the Franklin Templeton Fund Complex. The Investment Manager or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Fund expenses.

     The table below indicates the total fees paid to Independent Directors by the Fund individually and by all of the funds in the Franklin Templeton Complex. These Directors also serve as directors or trustees of other funds in the Fund Complex, many of which hold meetings at different dates and times. The Directors and the Fund's management believe that having the same individuals serving on the boards of many of the funds in the Fund Complex enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Directors who can more effectively oversee the management of the funds.




                                                                TOTAL
                                          AGGREGATE          COMPENSATION
                                        COMPENSATION            THE FROM
   NAME OF DIRECTOR                     FROM THE FUND (1)    FUND COMPLEX(2)
  ----------------------------------------------------------------------------
  Harris J. Ashton ......................... $2,617            $404,038
  Frank J. Crothers ........................  2,756             151,466
  S. Joseph Fortunato (3) ..................  2,730             406,036
  Edith E. Holiday .........................  2,730             403,749
  Gordon S. Macklin (4) ....................  2,630             379,002
  Fred R. Millsaps (5) .....................  2,087             225,466
  David W. Niemiec .........................  1,432              42,687
  Frank A. Olson ...........................  2,756             231,486
  Larry D. Thompson ........................  1,325              35,187
  Constantine D. Tseretopoulos..............  2,756             151,466
  Robert E. Wade............................    187             220,234

----------------------------------
1.  Compensation received for the fiscal year ended March 31, 2006.
2. Compensation received for the calendar year ended December 31, 2005.
3. Mr. Fortunato retired effective September 5, 2006.
4. Mr. Macklin retired effective September 12, 2006.
5. Mr. Millsaps retired effective December 31, 2005.

                                 CODES OF ETHICS

     The Fund and TAML have each adopted a code of ethics, as required by federal securities laws. Under these codes of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund's portfolio or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of the Fund's access persons and those of TAML will be governed by the applicable code of ethics.

     TAML and its affiliates manage other investment companies and accounts. TAML may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by TAML on behalf of the Fund. Similarly, with respect to the Fund's portfolio, TAML is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that TAML and its access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. TAML is not obligated to refrain from investing in securities held by the Fund or for any other funds it manages.

     These codes of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Copies of these codes of ethics are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                      PROXY VOTING POLICIES AND PROCEDURES

     The Board of Directors of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Investment Manager in accordance with the Proxy Voting Policies and Procedures (the "Policies") adopted by the Investment Manager.

     The Investment Manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the Investment Manager's instructions and/or policies.

     To assist it in analyzing proxies, the Investment Manager subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the Investment Manager subscribes to Glass, Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the Investment Manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the Investment Manager's ultimate decision. The Investment Manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, Directors and employees of the Fund, the Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the Investment Manager's clients. In situations where the Investment Manager perceives a material conflict of interest, the Investment Manager may: disclose the conflict to the Fund's Board of Directors; defer to the voting recommendation of the Fund's Board of Directors, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

     The recommendation of management on any issue is a factor which the Investment Manager considers in determining how proxies should be voted, but is not determinative of the Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the Investment Manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

     INVESTMENT MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The Investment Manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the Investment Manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

     BOARD OF DIRECTORS. The Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The Investment Manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the Investment Manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

     RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the Investment Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. The Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

     MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

     Severance compensation arrangements will be reviewed on a case-by-case basis, although the Investment Manager will generally oppose "golden parachutes" that are considered to be excessive. The Investment Manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The Investment Manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

     ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The Investment Manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The Investment Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The Investment Manager generally supports "fair price" provisions and confidential voting.

     CHANGES TO CAPITAL STRUCTURE. The Investment Manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

     MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

     SOCIAL AND CORPORATE POLICY ISSUES. The Investment Manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

     GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the Investment Manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

     The Investment Manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the Investment Manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the Investment Manager is not given adequate information from the company.

     Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954-527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov and reflect the twelve-month period beginning July 1, 2005, and ending June 30, 2006.

     The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling
(202) 551-8090.

                         INVESTMENT MANAGEMENT SERVICES

                               INVESTMENT MANAGER

     TAML serves as the Fund's investment manager with respect to all investments and is responsible for making all investment decisions. Under the Investment Management Agreement, TAML receives from the Fund, as compensation for its investment management services, a monthly fee based on the average weekly net assets of the Fund, as follows: 1.25% up to and including $1 billion; 1.20% over $1 billion, up to and including $5 billion; 1.15% over $5 billion, up to and including $10 billion; 1.10% over $10 billion, up to and including $15 billion; 1.05% over $15 billion, up to and including $20 billion; and 1.00% over $20 billion. For the years ended March 31, 2006, 2005 and 2004, TAML received [$ ], [$ ] and [$ ], respectively, for advisory services.

     TAML is an indirect, wholly owned subsidiary of Franklin Resources, Inc., a leading global financial services organization headquartered in San Mateo, California. No one person or any entity possesses a controlling interest in Resources. TAML is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). TAML's address is 7 Temasek Blvd., Suntec Tower One, Singapore 03987.

     The Investment Management Agreement provides that TAML will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Investment Management Agreement relates, except liability resulting from willful misfeasance, bad faith or gross negligence on TAML's part in the performance of its duties or from reckless disregard of its obligations and duties under the Investment Management Agreement.

                             OTHER SERVICE PROVIDERS

     Franklin Templeton Services, LLC ("FT Services" or the "Administrator"), 500 East Broward Boulevard, Fort Lauderdale, Florida 33394, under a Fund Administration Agreement with the Fund and the Investment Manager, performs certain administrative functions as administrator for the Fund. For its services, the Administrator receives a monthly fee, payable in arrears in U.S. dollars, at an annual rate of 0.25% of the Fund's average weekly net assets. For the fiscal years ended March 31, 2006, 2005 and 2004, this fee totaled [$ ], [$ ] and [$ ], respectively. The Administrator is relieved of liability to the Fund for any act or omission in the course of its performance under the Fund Administration Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. The Fund Administration Agreement may be terminated by either party at any time on 60 days' written notice without payment of any penalty, provided that termination by the Fund is approved by a majority of the Directors of the Fund in office at the time or by vote of a majority of the outstanding voting securities of the Fund, and will terminate automatically in the event of its assignment.

     The Administrator and the Fund have entered into a sub-administration agreement with BlackRock Advisors, LLC (the "Sub-Administrator"), under which the Sub-Administrator performs, subject to the Administrator's supervision, various administrative functions (the "Sub-Administration Agreement"). The Administrator will remain legally obligated to provide all administrative services to the Fund. For its services and facilities, the Administrator pays the Sub-Administrator a monthly fee, payable in arrears in U.S. dollars, at an annual rate of 0.20% of the Fund's average weekly net assets, subject to a monthly minimum fee of $12,500. The Sub-Administrator is an affiliate of Merrill Lynch & Co., Inc. The principal address of the Sub-Administrator is 800 Scudders Mill Road - Section 1B, Plainsboro, New Jersey 08536.

     JPMorgan Chase Bank (the "Custodian") serves as the Fund's custodian. The Custodian is located at MetroTech Center, Brooklyn, New York 11245.

     [ ], located at [ ], acts as the Fund's independent registered public accounting firm and provides audit services to the Fund.

                                PORTFOLIO MANAGER

         The following table shows the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of [September 30, 2006]:

                               ASSETS OF
                                OTHER                      ASSETS OF
                  NUMBER OF   REGISTERED                  OTHER POOLED                  ASSETS OF
                   OTHER      INVESTMENT    NUMBER OF      INVESTMENT                     OTHER
                 REGISTERED   COMPANIES    OTHER POOLED     VEHICLES      NUMBER OF      ACCOUNTS
                INVESTMENT     MANAGED      INVESTMENT       MANAGED        OTHER        MANAGED
                COMPANIES       (X $1        VEHICLES         (X $1        ACCOUNTS      (X $1
NAME             MANAGED       MILLION)     MANAGED(1)     MILLION)(1)    MANAGED(1)   MILLION)(1)
-----------------------------------------------------------------------------------------------------
Mark Mobius       []            []              []              []            []          []

1. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the portfolio manager listed would not be solely responsible for managing such listed amounts.

     The portfolio manager of the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance-based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio manager managing accounts with different advisory fees.

     CONFLICTS. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The Investment Manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by the portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The Investment Manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

     The structure of the portfolio manager's compensation may give rise to potential conflicts of interest. The portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between the portfolio manager's marketing or sales efforts and his or her bonus.

     Finally, the management of personal accounts by the portfolio manager may give rise to potential conflicts of interest. While the Fund and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by the portfolio manager and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

     The Investment Manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

     COMPENSATION. The Investment Manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. The portfolio manager receives a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for the portfolio manager's level of responsibility and Franklin Templeton guidelines. The portfolio manager is provided no financial incentive to favor one fund or account over another. The portfolio manager's compensation consists of the following three elements:

         BASE SALARY The portfolio manager is paid a base salary.

         ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. The portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of a Franklin Templeton fund which vest over a three-year period (17.5% to 25%) and other mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the Investment Manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the Investment Manager and/or other officers of the Investment Manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

              INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

              NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Fund, are evaluated in determining the amount of any bonus award.

              RESEARCH. Where the portfolio management team also has research responsibilities, the portfolio manager is evaluated on the number and performance of recommendations over time.

              RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

         ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of one or more mutual funds, and options to purchase common shares of a Franklin Templeton fund. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

         Portfolio managers also participate in benefit plans and programs available generally to all employees of Investment Manager.

OWNERSHIP OF FUND SHARES. The Investment Manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by the portfolio manager as of September 30, 2006 (such amount may change from time to time):

                              BROKERAGE ALLOCATION

     The Investment Manager selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the Investment Management Agreement and any directions that the Board may give.

     When placing a portfolio transaction, the trading department of the Investment Manager seeks to obtain "best execution" -- the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for the Fund and its other clients. For most transactions in equity securities, the amount of commissions paid is negotiated between the Investment Manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the Investment Manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors. The Investment Manager may also place orders to buy and sell equity securities on a principal rather than agency basis if the Investment Manager believes that trading on a principal basis will provide best execution. Orders for fixed income securities are ordinarily placed with market makers on a net basis, without any brokerage commissions. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

     The Investment Manager may cause the Fund to pay certain brokers commissions that are higher than those another broker may charge, if the Investment Manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives.
This may be viewed in terms of either the particular transaction or the Investment Manager's overall responsibilities to client accounts over which it exercises investment discretion. The brokerage commissions that are used to acquire services other than brokerage are known as "soft dollars." Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third party (created by a third party but provided by the broker-dealer). To the extent permitted by applicable law, the Investment Manager may use soft dollars to acquire both proprietary and third party research.

     The research services that brokers may provide to the Investment Manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the Investment Manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the Investment Manager in carrying out its overall responsibilities to its clients.

     It is not possible to place an accurate dollar value on the special execution or on the research services the Investment Manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the Investment Manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the Investment Manager's research activities in providing investment advice to the Fund.

     As long as it is lawful and appropriate to do so, the Investment Manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

     [For the fiscal years ended March 31, 2006, 2005 and 2004, the Fund paid aggregate brokerage commissions of $[ _________ ], $[ ], and $[ _____________ ], respectively.]

     [No brokerage commission was paid by the Fund, during the fiscal years ended March 31, 2006, 2005 or 2004, to any broker that: (1) was then an affiliated person of the Fund; (2) was then an affiliated person of an affiliated person of the Fund; or (3) had an affiliated person that is an affiliated person of the Fund, its investment adviser, its investment manager, or principal underwriter.]

     Because Franklin Templeton Distributors, Inc. ("Distributors") is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the Investment Manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

     If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the Investment Manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Investment Manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

                               PORTFOLIO TURNOVER

     The Fund purchases and holds securities with a view toward maximizing the total return to the Fund and does not expect to trade in securities for short-term gain. The Fund's annual portfolio turnover rate for its fiscal years ended March 31, 2006 and 2005 was 15.73% and 7.65%, respectively. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less.

                                   TAX STATUS

                       UNITED STATES FEDERAL INCOME TAXES

     The following is a summary of the principal U.S. federal and Regional Country income tax considerations regarding the purchase, ownership and disposition of shares in the Fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this Prospectus, which are subject to change.

                          THE FUND AND ITS INVESTMENTS

     The Fund has qualified and expects to continue to qualify and elect to be treated as regulated investment company for each taxable year under the Code. To qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in "qualified publicly traded partnerships" ( I.E. , partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that at the end of each quarter of the Fund's taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

     As a regulated investment company, the Fund will not be subject to United States federal income tax on its net investment income ( I.E. , income other than its net realized long- and short-term capital gains) and net realized capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of its investment company taxable income ( I.E. , 90% of the sum of its net investment income and net realized short-term capital gains, after taking into account certain required adjustments) for the taxable year is distributed, but will be subject to tax at regular corporate rates on any income or gains that it does not distribute. Furthermore, the Fund will be subject to a United States corporate income tax with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to satisfy this distribution requirement. Dividends declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31 provided that such dividend is actually paid by the Fund during January of the following calendar year.

     The Fund intends to distribute annually to its shareholders all of its net investment income and net realized short-term capital gains. The Board of Directors of the Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers from prior years). The Fund currently expects to distribute any such excess annually to its shareholders. If the Fund retains for investment an amount equal to its net realized long-term capital gains in excess of net realized short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund expects to designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their United States federal income tax liabilities and to claim refunds to the extent their credits exceed their liabilities and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in their income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

     The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income (both long- and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amount that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax. Exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund and may limit the Fund's ability to pay sufficient dividends and to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.

     The Fund maintains and will continue to maintain accounts and calculate income in U.S. dollars. In general, gains or losses on the disposition of debt securities denominated in a foreign currency that are attributable to fluctuations in exchange rates between the date the debt security is acquired and the date of disposition, gains and losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and gains and losses from the disposition of foreign currencies and certain hedging instruments, will be treated as ordinary income or loss. If the Fund acquires a debt security denominated in a foreign currency, such security may bear interest at a high nominal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated devaluations of such currency. In the case of such debt securities, the Fund would be required to include the stated interest in income as it accrues, but would generally realize a currency loss with respect to principal only when the security is disposed of or the principal amount is received. Under current law, the Fund may be required to calculate certain gains and losses from its foreign currency market hedging activities separately from the related investment activity. However, under certain circumstances, the Fund may be permitted to integrate its foreign currency market hedging transactions. The Fund anticipates that its hedging activities will not adversely affect its regulated investment company status.

     The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) are subject to straddle and other special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund ( I.E. , may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also (a) require the Fund to mark-to-market certain types of positions in its portfolio ( I.E. , treat them as if they were closed out) and (b) cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In addition, certain Fund investments may produce income that will not be qualifying income for purposes of the 90% annual gross income requirement described above. The Fund monitors its transactions, makes the appropriate tax elections and makes the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

                      PASSIVE FOREIGN INVESTMENT COMPANIES

     If the Fund purchases shares in certain foreign passive investment entities described in the Code as passive foreign investment companies ("PFICs"), the Fund will be subject to U.S. federal income tax on a portion of any "excess distribution" (the Fund's ratable share of distributions in any year that exceeds 125% of the average annual distribution received by the Fund in the three preceding years or the Fund's holding period, if shorter, and any gain from the disposition of such shares) even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such "excess distributions." The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code (and if the PFIC were to comply with certain reporting requirements), in lieu of the foregoing requirements the Fund would be required to include in income each year its pro rata share of the PFIC's ordinary earnings and net realized capital gains, whether or not such amounts were actually distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above.

     Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

                           DIVIDENDS AND DISTRIBUTIONS

     Distributions to shareholders of investment company taxable income will, except in the case of distributions attributable to "qualified dividend income" described below, be taxable as ordinary income to the extent of the Fund's earnings and profits, whether such distributions are paid in cash or reinvested in additional shares. Distributions of net long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund's shares. Dividends and distributions paid by the Fund will not qualify for the deduction for dividends received by corporations. For taxable years beginning on or before December 31, 2010, distributions of investment company taxable income designated by the Fund as derived from qualified dividend income will be taxable to individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the individual and the Fund. Qualified dividend income generally includes dividends from domestic corporations and dividends from "qualified foreign corporations." The determination of whether a particular foreign corporation is a qualified foreign corporation for U.S. federal income tax purposes depends on various factors. Because of the fact-specific nature of the inquiry, the Fund cannot predict at this time what portion of the dividends, if any, that it will receive from foreign corporations will be treated as qualified dividend income. Distributions in excess of the Fund's current and accumulated earnings and profits will first reduce a shareholder's basis in his shares and, after the shareholder's basis is reduced to zero, will constitute capital gains to a shareholder who holds his shares as capital assets.

     With respect to income dividends or capital gains distributions payable either in the Fund's Common Stock or in cash, shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in the amount equal to the amount of money that the shareholders receiving cash dividends will receive, and should have a cost basis in the shares received equal to such amount. With respect to income dividends or capital gains distributions payable only in cash, shareholders receiving a distribution in the form of shares purchased in the open market will be treated for U.S. federal income tax purposes as receiving a distribution on the cash distribution that such shareholder would have received had it not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of such distribution.

     Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to a distribution will receive a distribution which nevertheless will be taxable to them.

     If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends ( I.E. , the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

                                 SALES OF SHARES

     Upon the sale or exchange of shares held as a capital asset, a shareholder will realize a taxable capital gain or loss depending upon the amount realized and his basis in his shares. Such gain or loss will be treated as long-term or short-term capital gain or loss depending upon the shareholder's holding period for the shares. Any loss realized on a sale or through the reinvestment of dividends and capital gains distributions in the Fund under the Fund's Dividend Reinvestment and Cash Purchase Plan, within a period (of 61 days) beginning 30 days before and ending 30 days after the disposition of the shares, will be disallowed. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such share.

                                  FOREIGN TAXES

     Income received by the Fund from sources outside the United States may be subject to withholding and other taxes imposed by countries other than the United States. So long as the Fund qualifies as a regulated investment company, if certain distribution requirements are satisfied and more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect for United States federal income tax purposes to treat any foreign income taxes paid by it as paid by its shareholders. The Fund expects to qualify for and make this election. If the Fund makes the election, the amount of foreign income taxes paid by the Fund would be included in the income of its shareholders and each shareholder would be entitled (subject to certain limitations) to credit the amount included in his income against such shareholder's United States tax due, if any, or to deduct such amount from such shareholder's United States taxable income, if any. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit. In general, a shareholder may elect each year whether to claim deductions or credits for foreign taxes. However, no deductions for foreign taxes may be claimed by a noncorporate shareholder who does not itemize deductions. If a shareholder elects to credit foreign taxes, the amount of credit that may be claimed in any year may not exceed the same proportion of the United States tax against which such credit is taken which the shareholder's taxable income from foreign sources bears to his entire taxable income. This limitation may be applied separately to certain categories of income and the related foreign taxes. However, this limitation will not apply to an individual if, for the taxable year, the entire amount of such individual's gross income from sources outside of the United States consists of qualified passive income, the amount of creditable foreign taxes accrued or paid by the individual does not exceed $300 ($600 in the case of a joint return) and the individual elects to be exempt from the limitation. As a general rule, if the Fund has made the appropriate election, a shareholder may treat as foreign source income the portion of any dividend paid by the Fund which represents income derived from sources within foreign countries. Capital gains realized by the Fund on the sale of foreign securities and certain foreign currency gains of the Fund will be considered to be United States-source income and, therefore, the portion of the tax credit passed through to shareholders that is attributable to such gains or distributions might not be usable by other shareholders without other foreign source income.

                               BACKUP WITHHOLDING

     The Fund may be required to withhold, for United States federal income taxes, a portion of the dividends and distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders are or may be exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities. Additional tax withholding requirements may apply with respect to foreign investors.

     If a shareholder recognizes a loss with respect to the Fund's shares of US$2 million or more for an individual shareholder or US$10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

                              FOREIGN SHAREHOLDERS

     Taxation of a shareholder who, as to the United States, is a foreign investor (such as a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership) depends, in part, on whether the shareholder's income from the Fund is "effectively connected" with a United States trade or business carried on by the shareholder.

     If the foreign investor is not a resident alien and the income from the Fund is not effectively connected with a United States trade or business carried on by the foreign investor, dividends of net investment income and distributions of net realized short-term capital gains (including distributions of Common Stock of the Fund to foreign shareholders participating in the Plan) will be subject to a 30% (or lower treaty rate) United States withholding tax. Furthermore, foreign investors may be subject to an increased United States tax on their income resulting from the Fund's election (described above) to "pass-through" amounts of foreign taxes paid by the Fund, but may not be able to claim a credit or deduction with respect to foreign taxes treated as having been paid by them. Distributions of net realized long-term capital gains, amounts retained by the Fund which are designated as undistributed capital gains, and gains realized upon the sale of shares of the Fund will not be subject to United States tax unless the foreign investor who is a nonresident alien individual is physically present in the United States for more than 182 days during the taxable year unless (a) such gain is attributable to an office or fixed place of business in the United States or (b) such nonresident alien individual has a tax home in the United States and certain other conditions are met. However, a determination by the Fund not to distribute long-term capital gains may reduce a foreign investor's overall return from an investment in the Fund, since the Fund will incur a United States federal tax liability with respect to retained long-term capital gains, thereby reducing the amount of cash held by the Fund that is available for distribution, and the foreign investor may not be able to claim a credit or deduction with respect to such taxes.

     In general, if a foreign investor is a resident alien or if dividends or distributions from the Fund are effectively connected with a United States trade or business carried on by the foreign investor, then dividends of net investment income of net short-term and long-term capital gains, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale of shares of the Fund will be subject to United States income tax at the rates applicable to United States citizens or domestic corporations. If the income from the Fund is effectively connected with a United States trade or business carried on by a foreign investor that is a corporation, then such foreign investor may also be subject to the 30% (or lower treaty rate) branch profits tax.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their own tax advisers with respect to (a) whether their income from the Fund is or is not effectively connected with a United States trade or business carried on by them, (b) whether they may claim the benefits of an applicable tax treaty and (c) any other tax consequences to them of an investment in the Fund.

                                     NOTICES

     Shareholders will be notified annually by the Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

                             REGIONAL COUNTRY TAXES

     For a discussion of tax issues arising from the Fund's investments in certain Regional Countries, please see the discussion of Russia and East European taxes located in Prospectus in the section "Taxation - Foreign Taxes."

                                 OTHER TAXATION

     Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

     THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

                              FINANCIAL STATEMENTS

     The  financial  statements  of the Fund for the fiscal year ended March 31,
2006 and the report of [                ],  independent  registered  public
accounting firm, and the unaudited financial statements of the Fund for the six months ended September 30, 2006 are incorporated herein by reference to the Fund's annual report to shareholders and the Fund's semi-annual report to shareholders, respectively. The annual report was filed on Form N-CSR with the SEC on June 1, 2006 and the semi-annual report was filed on Form N-CSRS with the SEC on November 30, 2006. Each report is available without charge from the Fund upon request by calling (800) 293-1232.

                               OFFICIAL DOCUMENTS

     The tabular and other statistical information set forth in the Prospectus and this SAI is, unless otherwise indicated, based on or derived from public official documents.

                                     EXPERTS

     The financial statements of the Fund for the fiscal year ended March 31, 2006 that are incorporated by reference herein have been audited by
[                       ], independent  registered  public accounting firm, as
set forth in their report that is incorporated by reference, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                             ADDITIONAL INFORMATION

     A Registration Statement on Form N-2, including amendments thereto, relating to the shares of Common Stock offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares of Common Stock offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.







                                     PART C

                                OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

1. Financial Statements

     (a) Financial Highlights for a share of Common Stock outstanding during the six months ended September 30, 2006 and each of the fiscal years ended March 31, 2006, 2005, 2004, 2003, 2002, 2001, 2000, 1999, 1998 and
         1997 are included in the Prospectus in the section titled "Financial Highlights."

     (b) The following financial statements of the Registrant for the fiscal year ended March 31, 2006 are incorporated by reference to the Registrant's Certified Shareholder Report filed on Form N-CSR with the Securities and Exchange Commission (the "SEC") on June 1, 2006:

            (i) Report of Independent Registered Public Accounting Firm;
           (ii) Schedule of Investments;
          (iii) Statement of Assets, Liabilities and Investors' Capital;
           (iv) Statement of Operations;
            (v) Statement of Changes in Net Assets; and
          (vii) Notes to Financial Statements.

2. Exhibits

     (a) (i) Articles of Incorporation of the Fund dated September  28, 1994*
        (ii) Articles of Amendment to Articles of Incorporation dated July 31, 2002*

     (b) Amended and Restated Bylaws of the Fund dated May 13, 2004*

     (c) Not applicable

     (d) Form of specimen stock certificate*

     (e) Dividend Reinvestment and Cash Purchase Plan*

     (f) Not applicable.

     (g) (i) Investment Management Agreement dated June 15, 1995, amended and restated on November 23, 1995*
        (ii) Amendment dated May 1, 2004 to Investment Management Agreement*

     (h) (i) Form of Underwriting Agreement**
        (ii) Master Agreement Among Underwriters**

     (i) Not applicable

     (j) (i) Custody Agreement dated June 15, 1995*
        (ii) Amendment to Custody Agreement dated May 10, 1996*
       (iii) Amendment No. 2 to Custody Agreement dated July 23, 1998*
        (iv) Amendment No. 3 to Custody Agreement dated May 1, 2001*

     (k) (i) Services Agreement dated June 15, 1995 *
        (ii) Fund Administration Agreement dated October 1, 1996*
       (iii) Sub-Administration Agreement dated June 15, 1995*
        (iv) First Amendment to Sub-Administration Agreement dated October 1, 1996*
         (v) Second Amendment to Sub-Administration Agreement dated January 1, 2001*
        (vi) Amendment to Fund Administration Agreement dated January 1, 2001*
       (vii) Letter Agreement to Sub-Administration  Agreement dated
             July 21, 2006*

     (l) (i) Opinion and Consent of Willkie Farr & Gallagher LLP**
        (ii) Opinion and Consent of Stradley Ronon Steven & Young LLP**

     (m) Not applicable

     (n) Consent of Independent Registered Public Accounting Firm**

     (o) Not applicable

     (p) Not applicable

     (q) Not applicable

     (r) Code of Ethics dated May 2006*

     (s) Powers of Attorney dated December 5, 2006*

 * Filed herewith
** To be filed by amendment


ITEM 26.  MARKETING ARRANGEMENTS

See "Underwriting" in the  Prospectus to this Registration Statement

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

  The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement

     Registration fees                                               $ 10,700
     New York Stock Exchange supplemental listing fee                $ 42,080
     Printing and postage (including subscription certificates)      $  7,000
     Legal fees and expenses                                         $200,000
     Accounting fees and expenses                                    $ 35,000
                                                                   ----------
     Total                                                           $294,780
                                                                   ==========

ITEM 28.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

None.

ITEM 29.  NUMBER OF HOLDERS OF SECURITIES

TITLE OF CLASS                                    NUMBER OF RECORD HOLDERS AT

Common Stock, par value $0.01 per share


ITEM 30.  INDEMNIFICATION

Section 2-418 of the General Corporation Law of the State of Maryland, Article TENTH of the Fund's Articles of Incorporation, Article V of the Fund's Amended and Restated Bylaws filed as Exhibit 2(b), the Amended and Restated Investment Management Agreement filed as Exhibit 2(g)(i)provide for indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to directors, officers, and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such a director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

The officers and directors of Templeton Asset Management Ltd. (TAML) the Registrant's investment manager, also serve as officers and/or directors for (1) TAML's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in Franklin Templeton Investments.

For additional information please see Part B and Schedules A and D of Form ADV of TAML (SEC File 801-46997), incorporated herein by reference, which sets forth the officers and directors of TAML and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 32.  LOCATION OF ACCOUNTS AND RECORDS

Certain accounts, books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act and the rules thereunder are located at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394-3091. Other records are maintained at the offices of Franklin Templeton Investor Services, LLC, 100 Fountain Parkway, St. Petersburg, FL 33716 and 3344 Quality Drive, P.O. Box 2258, Rancho Cordova, CA 95741-2258.

ITEM 33. MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 34. UNDERTAKINGS

(1) The Fund undertakes to suspend the offering of the shares of Common Stock covered hereby until it amends its Prospectus contained herein if (a) subsequent to the effective date of this Registration Statement, its net asset value per share of Common Stock declines more than 10% from its net asset value per share of Common Stock as of the effective date of this Registration Statement, r (b) its net asset value per share of Common Stock increases to an amount greater than its net proceeds as stated in the Prospectus contained herein.

(2) Not applicable.

(3) Not applicable.

(4) The Fund hereby undertakes:

     (a) To file, during any period in which offers or sales are being made pursuant to Rule 415, a post-effective amendment to the Registration
     Statement:

          (1) To include any prospectus required by section 10(a)(3) of the 1933 Act

          (2) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement

          (3) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the Registration Statement

     (b) That, for purposes of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

     (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (d) Not applicable.

     (e) Not applicable.

(5) (a) For purposes of determining any liability under the 1933 Act, as amended, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Fund pursuant to Rule 497(h) under the Securities Act of 1933, as amended, shall be deemed to be part of this Registration Statement as of the time it was declared effective.

     (b) For the purpose of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) The Fund undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.




                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Mateo and State of California, on the 12th day of December 2006.

                                 TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.


                                 By:/s/ROBERT C. ROSSELOT
                                    --------------------------------------
                                    Robert C. Rosselot, Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

  SIGNATURE                               TITLE                    DATE
------------------------------------------------------------------------------


MARK J. MOBIUS*
--------------------------------    President and Chief       December 12, 2006
Mark J. Mobius                      Executive Officer -
                                    Investment Management

JIMMY D. GAMBILL*
--------------------------------
Jimmy D. Gambill                    Senior Vice President     December 12, 2006
                                    and Chief Executive
                                    Officer  - Finance and
                                    and  Administration

GALEN G. VETTER*                    Chief Financial Officer   December 12, 2006
--------------------------------    and Chief Accounting
Galen G. Vetter                     Officer


HARRIS J. ASHTON*                   Director                  December 12, 2006
--------------------------------
Harris J. Ashton


FRANK J. CROTHERS*                  Director                  December 12, 2006
--------------------------------
Frank J. Crothers



EDITH E. HOLIDAY*                   Director                  December 12, 2006
--------------------------------
Edith E. Holiday


CHARLES B. JOHNSON*                 Director                  December 12, 2006
--------------------------------
Charles B. Johnson


GREGORY E. JOHNSON*                 Director                  December 12, 2006
--------------------------------
Gregory E. Johnson


DAVID W. NIEMIEC*                   Director                  December 12, 2006
--------------------------------
David W. Niemiec


FRANK A. OLSON*                     Director                  December 12, 2006
--------------------------------

Frank A. Olson


 LARRY D. THOMPSON*                 Director                  December 12, 2006
--------------------------------
Larry D. Thompson


CONSTANTINE D. TSERETOPOULOS*       Director                  December 12, 2006
--------------------------------
Constantine D. Tseretopoulos


ROBERT E. WADE*                     Director                  December 12, 2006
--------------------------------
Robert E. Wade



*By:/s/ROBERT C. ROSSELOT
    ----------------------------------------
      Robert C. Rosselot
      Attorney-in-Fact
      Pursuant to Power of Attorney (filed herewith)








                  TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
                             REGISTRATION STATEMENT
                                 EXHIBITS INDEX


EXHIBIT NUMBER            DESCRIPTION                         LOCATION
------------------------------------------------------------------------------
EX-99.(a)(i)       Articles of Incorporation  dated             Attached
                   September 28, 1994

EX-99.(a)(ii)      Articles of Amendment to Articles of         Attached
                   Incorporation dtd July 3, 2002

EX-99.(b)(i)       Amended and restated By-Laws dated           Attached
                   May 13, 2004

EX-99.(d)          Form of specimen stock certificate          Attached

EX-99.(e)(i)       Dividend Reinvestment and Cash Purchase      Attached
                   Plan

EX-99.(g)(i)       Investment Management Agreement dated        Attached
                   June 15, 1995, amended and restated
                   November 23, 1995

EX-99.(g)(ii)      Amendment dated May 1, 2004 to Investment    Attached
                   Management Agreement

EX-99.(j)(i)       Custody Agreement dated June 15, 1995        Attached

EX-99.(j)(ii)      Amendment dated May 10, 1996 to the          Attached
                   Custody Agreement

EX-99.(j)(iii)     Amendment No.2 dated July 23, 1998 to        Attached
                   the Custody Agreement

EX-99.(j)(iv)      Amendment No.3 dated May 1, 2001 to          Attached
                   the Custody Agreement

EX-99.(k)(i)       Service Agreement dated June 15, 1995        Attached

EX-99.(k)(ii)      Fund Administration Agreement dated          Attached
                   October 1, 1996

EX-99.(k)(iii)     Sub-Administration Agreement dated           Attached
                   June 15, 1995

EX-99.(k)(iv)      First Amendment to Sub-Administration        Attached
                   Agreement dated October 1, 1996

EX-99.(k)(v)       Second Amendment to Sub-Administration       Attached
                   Agreement dated January 1, 2001

EX-99.(k)(vi)      Amendment to Fund Administration             Attached
                   Agreement dated January 1, 2001

EX-99.(k)(vii)     Letter Agreement to Sub-Administration       Attached
                   Agreement dated July 21, 2006

EX-99.(r)          Code of Ethics dated May 2006                Attached

EX-99.(s)          Power of Attorney dated December 5, 2006     Attached